As filed with the Securities and Exchange Commission on May 11, 2005.
Registration No. 333-

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form S-3
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

WCI COMMUNITIES, INC.
(Exact name of Registrant as specified in its charter)

Delaware	59-2857021
(State or other jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)
24301 Walden Center Drive
Bonita Springs, Florida 34134
(239) 947-2600
(Address, Including Zip Code, and Telephone Number,
Including Area Code, of Registrant’s Principal Executive Offices)

SEE TABLE OF ADDITIONAL REGISTRANTS

Vivien N. Hastings, Esq.
Senior Vice President and General Counsel
WCI Communities, Inc.
24301 Walden Center Drive
Bonita Springs, Florida 34134
(239) 947-2600
(Name, Address, Including Zip Code, and Telephone Number,
Including Area Code, of Agent for Service)

Copies to:
John B. Tehan, Esq.
Simpson Thacher & Bartlett LLP
425 Lexington Avenue
New York, NY 10017
Telephone: (212) 455-2000

     Approximate date of commencement of proposed sale to the public: From time to time after this Registration Statement becomes effective.
     If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box:    ☐
     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”), other than securities offered only in connection with dividend or interest reinvestment plans, check the following box:    ☑
     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.    ☐
     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.    ☐
     If delivery of the prospectus is expected to be made pursuant to Rule 434 under the Securities Act, please check the following box.    ☐

CALCULATION OF REGISTRATION FEE

		Proposed Maximum	Proposed Maximum	Amount of
Title of Each Class	Amount to be	Offering Price	Aggregate Offering	Registration
of Securities to be Registered	Registered(1)(2)	Per Unit(2)(3)	Price(1)(2)(3)	Fee(2)(3)

Debt Securities

Guarantees of Debt Securities(4)

Preferred Stock(5)

Common stock, $.01 par value(6)

Total	$1,000,000,000	100%	$1,000,000,000	$117,700

(1)	For debt securities issued with an original issue discount, the amount to be registered is the amount as shall result in aggregate gross proceeds of $1,000,000,000.

(2)	Pursuant to General Instruction II.D to Form S-3, the Amount to be Registered, Proposed Maximum Offering Price Per Unit and Proposed Maximum Aggregate Offering Price has been omitted for each class of securities which are registered hereby.

(3)	The registration fee for the unallocated securities registered hereby has been calculated in accordance with Rule 457(o) under the Securities Act of 1933, as amended, and reflects the maximum offering price of securities that may be issued rather than the principal amount of any securities that may be issued at a discount.

(4)	See inside facing page for table of additional registrant guarantors. No separate consideration will be received for the guarantees. Pursuant to Rule 457(n) under the Securities Act no separate filing fee for the guarantees is payable.

(5)	An indeterminate number of shares of preferred stock of WCI Communities, Inc. are covered by this Registration Statement. Shares of preferred stock may be issued separately or upon the conversion of the debt securities which are registered hereby.

(6)	An indeterminate number of shares of common stock of WCI Communities, Inc. are covered by this Registration Statement. Common stock may be issued separately or upon the conversion of either the debt securities or the shares of preferred stock, each of which are registered hereby. Shares of common stock issued upon conversion of the debt securities and the preferred stock will be issued without the payment of additional consideration.

     The Registrants hereby amend this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrants shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

TABLE OF ADDITIONAL REGISTRANT GUARANTORS

	State or Other		Industrial	Address Including Zip Code and
Exact Name of	Jurisdiction of	I.R.S. Employer	Classification	Telephone Number Including Area
Registrant Guarantor as	Incorporation or	Identification	Code	Code of Registrant Guarantor’s
Specified in its Charter	Organization	Number	Number	Principal Executive Officers

Bay Colony of Naples, Inc.	Florida	65-0323732	1531	24301 Walden Center Drive
				Bonita Springs, Florida 34134
				(239) 947-2600
Bay Colony Realty Associates, Inc.	Florida	65-0227049	1531	24301 Walden Center Drive
				Bonita Springs, Florida 34134
				(239) 947-2600
Bay Colony-Gateway, Inc.	Delaware	36-4025714	1531	24301 Walden Center Drive
				Bonita Springs, Florida 34134
				(239) 947-2600
Carpentry Management Associates, LLC	New York	13-4137266	1531	24301 Walden Center Drive
				Bonita Springs, Florida 3413
				(239) 947-2600
Communities Amenities, Inc.	Florida	59-3431364	1531	24301 Walden Center Drive
				Bonita Springs, Florida 34134
				(239) 947-2600
Communities Finance Company, LLC	Delaware	65-1062263	1531	24301 Walden Center Drive
				Bonita Springs, Florida 34134
				(239) 947-2600
Communities Home Builders, Inc.	Florida	59-3431554	1531	24301 Walden Center Drive
				Bonita Springs, Florida 34134
				(239) 947-2600
Community Specialized Services, Inc.	Florida	59-3740762	1531	24301 Walden Center Drive
				Bonita Springs, Florida 34134
				(239) 947-2600
Coral Ridge Communities, Inc.	Florida	65-0615045	1531	24301 Walden Center Drive
				Bonita Springs, Florida 34134
				(239) 947-2600
Coral Ridge Properties, Inc.	Florida	25-1184789	1531	24301 Walden Center Drive
				Bonita Springs, Florida 34134
				(239) 947-2600
Coral Ridge Realty Sales, Inc.	Florida	59-2103316	1531	24301 Walden Center Drive
				Bonita Springs, Florida 34134
				(239) 947-2600
Coral Ridge Realty, Inc.	Florida	59-0980280	1531	24301 Walden Center Drive
				Bonita Springs, Florida 34134
				(239) 947-2600
Dix Hills Home & Land Company LLC	New York	36-4443866	1531	24301 Walden Center Drive
				Bonita Springs, Florida 34134
				(239) 947-2600

	State or Other		Industrial	Address Including Zip Code and
Exact Name of	Jurisdiction of	I.R.S. Employer	Classification	Telephone Number Including Area
Registrant Guarantor as	Incorporation or	Identification	Code	Code of Registrant Guarantor’s
Specified in its Charter	Organization	Number	Number	Principal Executive Officers

East Fishkill Development LLC	Delaware	81-0616726	1531	24301 Walden Center Drive
				Bonita Springs, Florida 34134
				(239) 947-2600
Fair Oaks Parkway, LLC	Virginia	54-2097587	1531	24301 Walden Center Drive
				Bonita Springs, Florida 34134
				(239) 947-2600
Financial Resources Group, Inc.	Florida	59-3279648	6163	24301 Walden Center Drive
				Bonita Springs, Florida 34134
				(239) 947-2600
First Fidelity Title, Inc.	Delaware	59-3321774	6361	24301 Walden Center Drive
				Bonita Springs, Florida 34134
				(239) 947-2600
Florida Design Communities, Inc.	Florida	65-0585945	1531	24301 Walden Center Drive
				Bonita Springs, Florida 34134
				(239) 947-2600
Florida Lifestyle Management Company	Florida	59-1505694	1531	24301 Walden Center Drive
				Bonita Springs, Florida 34134
				(239) 947-2600
Florida National Properties, Inc.	Florida	65-0615052	1531	24301 Walden Center Drive
				Bonita Springs, Florida 34134
				(239) 947-2600
Gateway Communications Services, Inc.	Florida	65-0133017	1531	24301 Walden Center Drive
				Bonita Springs, Florida 34134
				(239) 947-2600
Gateway Communities, Inc.	Florida	59-2167649	1531	24301 Walden Center Drive
				Bonita Springs, Florida 34134
				(239) 947-2600
Gateway Realty Sales, Inc.	Florida	59-2741697	1531	24301 Walden Center Drive
				Bonita Springs, Florida 34134
				(239) 947-2600
GC Assets of Nassau, Inc.	New York	11-3467830	1531	24301 Walden Center Drive
				Bonita Springs, Florida 34134
				(239) 947-2600
Heron Bay Golf Course Properties, Inc.	Florida	65-0583106	1531	24301 Walden Center Drive
				Bonita Springs, Florida 34134
				(239) 947-2600
Heron Bay, Inc.	Florida	65-0540040	1531	24301 Walden Center Drive
				Bonita Springs, Florida 34134
				(239) 947-2600
Hopewell Crossing Home & Land Company, LLC	Delaware	20-1733128	1531	24301 Walden Center Drive
				Bonita Springs, Florida 34134
				(239) 947-2600

	State or Other		Industrial	Address Including Zip Code and
Exact Name of	Jurisdiction of	I.R.S. Employer	Classification	Telephone Number Including Area
Registrant Guarantor as	Incorporation or	Identification	Code	Code of Registrant Guarantor’s
Specified in its Charter	Organization	Number	Number	Principal Executive Officers

Hunting Ridge II, LLC	Virginia	54-1920791	1531	24301 Walden Center Drive
				Bonita Springs, Florida 34134
				(239) 947-2600
Hunting Ridge III, LLC	Virginia	54-2054916	1531	24301 Walden Center Drive
				Bonita Springs, Florida 34134
				(239) 947-2600
JYC Holdings, Inc.	Florida	59-3555684	1531	24301 Walden Center Drive
				Bonita Springs, Florida 34134
				(239) 947-2600
Lake Grove Home & Land Company, LLC	Delaware	61-1436178	1531	24301 Walden Center Drive
				Bonita Springs, Florida 34134
				(239) 947-2600
Mansion Ridge Home & Land Company LLC	New York	13-4148640	1531	24301 Walden Center Drive
				Bonita Springs, Florida 34134
				(239) 947-2600
Marbella at Pelican Bay, Inc.	Florida	65-0738244	1531	24301 Walden Center Drive
				Bonita Springs, Florida 34134
				(239) 947-2600
New Home & Land Company LLC	New York	13-2644753	1531	24301 Walden Center Drive
				Bonita Springs, Florida 34134
				(239) 947-2600
Pelican Bay Properties, Inc.	Florida	59-1906557	1531	24301 Walden Center Drive
				Bonita Springs, Florida 34134
				(239) 947-2600
Pelican Landing Communities, Inc.	Florida	25-1629089	1531	24301 Walden Center Drive
				Bonita Springs, Florida 34134
				(239) 947-2600
Pelican Landing Golf Resort Ventures, Inc.	Delaware	59-3543449	1531	24301 Walden Center Drive
				Bonita Springs, Florida 34134
				(239) 947-2600
Pelican Landing Properties, Inc.	Florida	25-1629086	1531	24301 Walden Center Drive
				Bonita Springs, Florida 34134
				(239) 947-2600
Pelican Marsh Properties, Inc.	Florida	65-0348731	1531	24301 Walden Center Drive
				Bonita Springs, Florida 34134
				(239) 947-2600
Poplar Tree LLC	Virginia	58-2682577	1531	24301 Walden Center Drive
				Bonita Springs, Florida 34134
				(239) 947-2600
Renaissance at Beacon Hill, LLC	Virginia	54-2029972	1531	24301 Walden Center Drive
				Bonita Springs, Florida 34134
				(239) 947-2600

	State or Other		Industrial	Address Including Zip Code and
Exact Name of	Jurisdiction of	I.R.S. Employer	Classification	Telephone Number Including Area
Registrant Guarantor as	Incorporation or	Identification	Code	Code of Registrant Guarantor’s
Specified in its Charter	Organization	Number	Number	Principal Executive Officers

Renaissance at Beacon Hill II, LLC	Virginia	54-2054918	1531	24301 Walden Center Drive
				Bonita Springs, Florida 34134
				(239) 947-2600
Renaissance at Bellview Road, LLC	Virginia	57-1167323	1531	24301 Walden Center Drive
				Bonita Springs, Florida 34134
				(239) 947-2600
Renaissance at Bridges of Oakton II, LLC	Virginia	54-2054903	1531	24301 Walden Center Drive
				Bonita Springs, Florida 34134
				(239) 947-2600
Renaissance at the Bridges of Oakton, LLC	Virginia	54-1945063	1531	24301 Walden Center Drive
				Bonita Springs, Florida 34134
				(239) 947-2600
Renaissance at Cardinal Forest, LLC	Virginia	47-0887283	1531	24301 Walden Center Drive
				Bonita Springs, Florida 34134
				(239) 947-2600
Renaissance Centro Arlington LLC	Virginia	20-1603648	1531	24301 Walden Center Drive
				Bonita Springs, Florida 34134
				(239) 947-2600
Renaissance Centro Columbia LLC	Virginia	20-1866553	1531	24301 Walden Center Drive
				Bonita Springs, Florida 34134
				(239) 947-2600
Renaissance at Custom Communities, LLC	Virginia	55-0838335	1531	24301 Walden Center Drive
				Bonita Springs, Florida 34134
				(239) 947-2600
Renaissance at Evergreen Mills Road, LLC	Virginia	55-0834295	1531	24301 Walden Center Drive
				Bonita Springs, Florida 34134
				(239) 947-2600
Renaissance at Foxhall, LLC	Virginia	54-2054918	1531	24301 Walden Center Drive
				Bonita Springs, Florida 34134
				(239) 947-2600
Renaissance at Georgetown Pike, LLC	Virginia	65-1183159	1531	24301 Walden Center Drive
				Bonita Springs, Florida 34134
				(239) 947-2600
Renaissance at Hunting Hills, LLC	Virginia	03-0407150	1531	24301 Walden Center Drive
				Bonita Springs, Florida 34134
				(239) 947-2600
Renaissance at King’s Crossing, LLC	Virginia	55-0838332	1531	24301 Walden Center Drive
				Bonita Springs, Florida 34134
				(239) 947-2600

	State or Other		Industrial	Address Including Zip Code and
Exact Name of	Jurisdiction of	I.R.S. Employer	Classification	Telephone Number Including Area
Registrant Guarantor as	Incorporation or	Identification	Code	Code of Registrant Guarantor’s
Specified in its Charter	Organization	Number	Number	Principal Executive Officers

Renaissance at Lake Manassas, LLC	Virginia	54-2029974	1531	24301 Walden Center Drive
				Bonita Springs, Florida 34134
				(239) 947-2600
Renaissance at Oak Creek Club, LLC	Virginia	20-1353723	1531	24301 Walden Center Drive
				Bonita Springs, Florida 34134
				(239) 947-2600
Renaissance at Oakton Glen, LLC	Virginia	75-3023701	1531	24301 Walden Center Drive
				Bonita Springs, Florida 34134
				(239) 947-2600
Renaissance at Occoquan Walk, LLC	Virginia	20-2008542	1531	24301 Walden Center Drive
				Bonita Springs, Florida 34134
				(239) 947-2600
Renaissance at River Creek II, LLC	Virginia	54-2054907	1531	24301 Walden Center Drive
				Bonita Springs, Florida 34134
				(239) 947-2600
Renaissance at River Creek, Inc.	Virginia	54-1860691	1531	24301 Walden Center Drive
				Bonita Springs, Florida 34134
				(239) 947-2600
Renaissance at River Creek Towns, LLC	Virginia	47-0887264	1531	24301 Walden Center Drive
				Bonita Springs, Florida 34134
				(239) 947-2600
Renaissance at River Creek Villas, Inc.	Virginia	54-1907551	1531	24301 Walden Center Drive
				Bonita Springs, Florida 34134
				(239) 947-2600
Renaissance at Roseland, Inc.	Virginia	54-1889295	1531	24301 Walden Center Drive
				Bonita Springs, Florida 34134
				(239) 947-2600
Renaissance at Rugby Road, LLC	Virginia	04-3720562	1531	24301 Walden Center Drive
				Bonita Springs, Florida 34134
				(239) 947-2600
Renaissance at Rugby Road II, LLC	Virginia	58-2675938	1531	24301 Walden Center Drive
				Bonita Springs, Florida 34134
				(239) 947-2600
Renaissance at South River, Inc.	Maryland	54-1918235	1531	24301 Walden Center Drive
				Bonita Springs, Florida 34134
				(239) 947-2600
Renaissance at The Oaks, LLC	Virginia	20-1353753	1531	24301 Walden Center Drive
				Bonita Springs, Florida 34134
				(239) 947-2600

	State or Other		Industrial	Address Including Zip Code and
Exact Name of	Jurisdiction of	I.R.S. Employer	Classification	Telephone Number Including Area
Registrant Guarantor as	Incorporation or	Identification	Code	Code of Registrant Guarantor’s
Specified in its Charter	Organization	Number	Number	Principal Executive Officers

Renaissance at Timberlake, LLC	Virginia	54-2029976	1531	24301 Walden Center Drive
				Bonita Springs, Florida 34134
				(239) 947-2600
Renaissance at Timberlake II, LLC	Virginia	47-0877756	1531	24301 Walden Center Drive
				Bonita Springs, Florida 34134
				(239) 947-2600
Renaissance Customs, LLC	Virginia	54-1965014	1531	24301 Walden Center Drive
				Bonita Springs, Florida 34134
				(239) 947-2600
Renaissance Holdings Corp.	Virginia	54-1379241	1531	24301 Walden Center Drive
				Bonita Springs, Florida 34134
				(239) 947-2600
Renaissance Housing Corp.	Maryland	52-1379241	1531	24301 Walden Center Drive
				Bonita Springs, Florida 34134
				(239) 947-2600
Renaissance Land, LLC	Virginia	14-1873740	1531	24301 Walden Center Drive
				Bonita Springs, Florida 34134
				(239) 947-2600
Resort at Singer Island Properties, Inc.	Florida	59-3658689	1531	24301 Walden Center Drive
				Bonita Springs, Florida 34134
				(239) 947-2600
Reston Building Company, LLC	Virginia	54-2015929	1531	24301 Walden Center Drive
				Bonita Springs, Florida 34134
				(239) 947-2600
RMH, LLC	Virginia	72-1522373	1531	24301 Walden Center Drive
				Bonita Springs, Florida 34134
				(239) 947-2600
Sarasota Tower, Inc.	Florida	65-1012613	1531	24301 Walden Center Drive
				Bonita Springs, Florida 34134
				(239) 947-2600
Southbury Home & Land Company LLC	New York	36-4443868	1531	24301 Walden Center Drive
				Bonita Springs, Florida 34134
				(239) 947-2600
Spectrum Bellefair Corp.	New York	13-3991910	1531	24301 Walden Center Drive
				Bonita Springs, Florida 34134
				(239) 947-2600
Spectrum Brae Burn Corp.	New York	13-4100519	1531	24301 Walden Center Drive
				Bonita Springs, Florida 34134
				(239) 947-2600
Spectrum Construction Corp.	New York	13-4018395	1531	24301 Walden Center Drive
				Bonita Springs, Florida 34134
				(239) 947-2600

	State or Other		Industrial	Address Including Zip Code and
Exact Name of	Jurisdiction of	I.R.S. Employer	Classification	Telephone Number Including Area
Registrant Guarantor as	Incorporation or	Identification	Code	Code of Registrant Guarantor’s
Specified in its Charter	Organization	Number	Number	Principal Executive Officers

Spectrum Customer Care, Inc.	New York	11-3466629	1531	24301 Walden Center Drive
				Bonita Springs, Florida 34134
				(239) 947-2600
Spectrum Design Studio, Inc.	New York	13-4018395	1531	24301 Walden Center Drive
				Bonita Springs, Florida 34134
				(239) 947-2600
Spectrum East Fishkill, LLC	Delaware	11-3698311	1531	24301 Walden Center Drive
				Bonita Springs, Florida 34134
				(239) 947-2600
Spectrum Eastport, LLC	Delaware	11-3698308	1531	24301 Walden Center Drive
				Bonita Springs, Florida 34134
				(239) 947-2600
Spectrum FS Corp.	New York	13-4175164	1531	24301 Walden Center Drive
				Bonita Springs, Florida 34134
				(239) 947-2600
Spectrum Glen Cove Corp.	New York	13-4057564	1531	24301 Walden Center Drive
				Bonita Springs, Florida 34134
				(239) 947-2600
Spectrum Half Moon, Corp.	New York	36-4450134	1531	24301 Walden Center Drive
				Bonita Springs, Florida 34134
				(239) 947-2600
Spectrum Holmdel Corp.	New York	13-4057565	1531	24301 Walden Center Drive
				Bonita Springs, Florida 34134
				(239) 947-2600
Spectrum Homes, Inc.	New York	13-3851184	1531	24301 Walden Center Drive
				Bonita Springs, Florida 34134
				(239) 947-2600
Spectrum Kensington LLC	New York	56-2470770	1531	24301 Walden Center Drive
				Bonita Springs, Florida 34134
				(239) 947-2600
Spectrum Lake Grove LLC	Delaware	20-2355405	1531	24301 Walden Center Drive
				Bonita Springs, Florida 34134
				(239) 947-2600
Spectrum Landing Corp.	New York	13-4146294	1531	24301 Walden Center Drive
				Bonita Springs, Florida 34134
				(239) 947-2600
Spectrum Long Beach, LLC	New York	20-2372265	1531	24301 Walden Center Drive
				Bonita Springs, Florida 34134
				(239) 947-2600
Spectrum Manhattan Woods, LLC	Delaware	13-4240502	1531	24301 Walden Center Drive
				Bonita Springs, Florida 34134
				(239) 947-2600
Spectrum Monroe Corp.	New York	36-4459587	1531	24301 Walden Center Drive
				Bonita Springs, Florida 34134
				(239) 947-2600
Spectrum North Bergen LLC	New Jersey	20-2355376	1531	24301 Walden Center Drive
				Bonita Springs, Florida 34134
				(239) 947-2600

	State or Other		Industrial	Address Including Zip Code and
Exact Name of	Jurisdiction of	I.R.S. Employer	Classification	Telephone Number Including Area
Registrant Guarantor as	Incorporation or	Identification	Code	Code of Registrant Guarantor’s
Specified in its Charter	Organization	Number	Number	Principal Executive Officers

Spectrum PDC Corp.	Pennsylvania	13-4016880	1531	24301 Walden Center Drive
				Bonita Springs, Florida 34134
				(239) 947-2600
Spectrum Pocantico, LLC	Delaware	13-4240495	1531	24301 Walden Center Drive
				Bonita Springs, Florida 34134
				(239) 947-2600
Spectrum Real Estate Development, LLC	New York	16-1656426	1531	24301 Walden Center Drive
				Bonita Springs, Florida 34134
				(239) 947-2600
Spectrum Valimar Corp.	New York	13-3894729	1531	24301 Walden Center Drive
				Bonita Springs, Florida 34134
				(239) 947-2600
Spectrum Westport, LLC	New York	41-2054476	1531	24301 Walden Center Drive
				Bonita Springs, Florida 34134
				(239) 947-2600
Spectrum Wilson Park, LLC	Delaware	13-4240497	1531	24301 Walden Center Drive
				Bonita Springs, Florida 34134
				(239) 947-2600
Spectrum-Irvington Corp.	New York	13-3902678	1531	24301 Walden Center Drive
				Bonita Springs, Florida 34134
				(239) 947-2600
Spectrum-Riverwoods Corp.	New York	13-3817312	1531	24301 Walden Center Drive
				Bonita Springs, Florida 34134
				(239) 947-2600
Sun City Center Golf Properties, Inc.	Delaware	59-3439449	1531	24301 Walden Center Drive
				Bonita Springs, Florida 34134
				(239) 947-2600
Sun City Center Realty, Inc.	Florida	59-1581628	1531	24301 Walden Center Drive
				Bonita Springs, Florida 34134
				(239) 947-2600
Tarpon Cove Realty, Inc.	Florida	59-2000931	1531	24301 Walden Center Drive
				Bonita Springs, Florida 34134
				(239) 947-2600
Tarpon Cove Yacht & Racquet Club, Inc.	Florida	59-3413469	1531	24301 Walden Center Drive
				Bonita Springs, Florida 34134
				(239) 947-2600
The Colony at Pelican Landing Golf Club, Inc.	Florida	59-2415982	1531	24301 Walden Center Drive
				Bonita Springs, Florida 34134
				(239) 947-2600
The Valimar Home & Land Company LLC	New York	13-4125505	1531	24301 Walden Center Drive
				Bonita Springs, Florida 34134
				(239) 947-2600
Tiburon Golf Ventures, Inc.	Delaware	59-3515983	1531	24301 Walden Center Drive
				Bonita Springs, Florida 34134
				(239) 947-2600

	State or Other		Industrial	Address Including Zip Code and
Exact Name of	Jurisdiction of	I.R.S. Employer	Classification	Telephone Number Including Area
Registrant Guarantor as	Incorporation or	Identification	Code	Code of Registrant Guarantor’s
Specified in its Charter	Organization	Number	Number	Principal Executive Officers

Watermark Realty Referral, Inc.	Florida	59-3227694	1531	24301 Walden Center Drive
				Bonita Springs, Florida 34134
				(239) 947-2600
Watermark Realty, Inc.	Delaware	65-0619884	1531	24301 Walden Center Drive
				Bonita Springs, Florida 34134
				(239) 947-2600
WCI Amenities, Inc.	Florida	20-1179424	1531	24301 Walden Center Drive
				Bonita Springs, Florida 34134
				(239) 947-2600
WCI Architecture & Land Planning, Inc.	Florida	02-0570572	1531	24301 Walden Center Drive
				Bonita Springs, Florida 34134
				(239) 947-2600
WCI Business Development, Inc.	Florida	20-1179333	1531	24301 Walden Center Drive
				Bonita Springs, Florida 34134
				(239) 947-2600
WCI Capital Corporation	Florida	65-1108622	1531	24301 Walden Center Drive
				Bonita Springs, Florida 34134
				(239) 947-2600
WCI Communities Property Management, Inc.	Florida	65-0734347	1531	24301 Walden Center Drive
				Bonita Springs, Florida 34134
				(239) 947-2600
WCI Golf Group, Inc.	Florida	59-3518710	1531	24301 Walden Center Drive
				Bonita Springs, Florida 34134
				(239) 947-2600
WCI Homebuilding Northeast, U.S., Inc.	Florida	20-1179554	1531	24301 Walden Center Drive
				Bonita Springs, Florida 34134
				(239) 947-2600
WCI Homebuilding, Inc.	Florida	20-1178472	1531	24301 Walden Center Drive
				Bonita Springs, Florida 34134
				(239) 947-2600
WCI Homes, Inc.	Florida	59-3557486	1531	24301 Walden Center Drive
				Bonita Springs, Florida 34134
				(239) 947-2600
WCI Marketing, Inc.	Florida	20-1179392	1531	24301 Walden Center Drive
				Bonita Springs, Florida 34134
				(239) 947-2600
WCI Mid-Atlantic U.S. Region, Inc.	Delaware	20-2304216	1531	24301 Walden Center Drive
				Bonita Springs, Florida 34134
				(239) 947-2600
WCI Northeast U.S. Region, LLC	New York	20-1146803	1531	24301 Walden Center Drive
				Bonita Springs, Florida 34134
				(239) 947-2600

	State or Other		Industrial	Address Including Zip Code and
Exact Name of	Jurisdiction of	I.R.S. Employer	Classification	Telephone Number Including Area
Registrant Guarantor as	Incorporation or	Identification	Code	Code of Registrant Guarantor’s
Specified in its Charter	Organization	Number	Number	Principal Executive Officers

WCI Realty, Inc.	Florida	59-3408628	1531	24301 Walden Center Drive
				Bonita Springs, Florida 34134
				(239) 947-2600
WCI Towers, Inc.	Florida	20-1179513	1531	24301 Walden Center Drive
				Bonita Springs, Florida 34134
				(239) 947-2600
WCI Towers Mid-Atlantic USA, Inc.	Delaware	20-1656855	1531	24301 Walden Center Drive
				Bonita Springs, Florida 34134
				(239) 947-2600
WCI Towers Northeast USA, Inc.	Delaware	20-1656944	1531	24301 Walden Center Drive
				Bonita Springs, Florida 34134
				(239) 947-2600
Woodland Properties, LLC	Virginia	54-2054909	1531	24301 Walden Center Drive
				Bonita Springs, Florida 34134
				(239) 947-2600

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state or jurisdiction where the offer or sale is not permitted.

Subject to Completion, Dated May 11, 2005
PROSPECTUS
WCI COMMUNITIES, INC.
$1,000,000,000
Debt Securities
Preferred Stock
Common Stock
        We may offer and sell debt securities, shares of preferred stock, or shares of common stock. These securities may be offered and sold from time to time for an aggregate offering price of $1,000,000,000.
      We will provide the specific terms and offering price of these securities in supplements to this prospectus. The prospectus supplements may also add to, update or change information contained in this prospectus. You should read this prospectus and the supplements carefully before you invest. This prospectus may not be used to sell any of the securities unless accompanied by a prospectus supplement.
      We may offer these securities directly to investors, through agents, underwriters or dealers. See “Plan of Distribution.” Each prospectus supplement will provide the terms of the plan of distribution relating to each series of securities.

      Our common stock is listed on the New York Stock Exchange under the symbol “WCI.”

       You should consider carefully the risk factors beginning on page 5 of this prospectus before you invest in any of our securities.

       Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
The date of this prospectus is                    , 2005.

      As used in this prospectus, the terms “we,” “our,” “ours” and “us”, unless the context otherwise requires, refer to WCI Communities, Inc. and its subsidiaries and predecessors as a combined entity.

      You should rely only on the information contained in this prospectus and those documents incorporated by reference herein. We have not authorized any other person to provide you with different or additional information. If anyone provides you with different or additional information, you should not rely on it. This prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, any securities or related guarantee offered by this prospectus by any person in any jurisdiction in which it is unlawful for such person to make such an offer or solicitation. Neither the delivery of this prospectus nor any sale made under it implies that there has been no change in our affairs or that the information in this prospectus is correct as of any date after the date of this prospectus.
WHERE YOU CAN FIND MORE INFORMATION
      We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and file reports, proxy and information statements and other information with the Securities and Exchange Commission (the “Commission”). Those reports, proxy and information statements and other information may be inspected and copied at the public reference facilities maintained by the Commission at 100 F Street, N.E., Washington, DC 20549. You may obtain information on the operation of the Commission’s Public Reference Room by calling the Commission at 1-800-SEC-0330. Copies of those materials also can be obtained from the Public Reference Section of the Commission at 100 F Street, N.E., Washington, DC 20549, at prescribed rates. The Commission also maintains a web site at http://www.sec.gov, which contains reports, proxy statements and other information regarding registrants that file electronically with the Commission. In addition, reports, proxy statements and other information concerning us may be inspected at the offices of the New York Stock Exchange, 20 Broad Street, New York, New York 10005.
INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE
      The Commission allows us to “incorporate by reference” into this prospectus, which means that we can disclose important business and financial information about us that is not included in or delivered with

i

the document. We incorporate by reference into this prospectus the following documents filed with the Commission:

•	our annual report on Form 10-K for the fiscal year ended December 31, 2004;

•	our quarterly report on Form 10-Q for the three-month period ended March 31, 2005; and

•	our current reports on Form 8-K filed on March 4, 2005, March 11, 2005, April 4, 2005 and May 11, 2005, respectively.
      All documents that we file with the Commission under Section 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this prospectus will be deemed to be incorporated by reference in this prospectus and to be a part of this prospectus from the date of the filing of those documents.
      Information that we file later with the Commission and that is incorporated by reference in this prospectus will automatically update and supersede information contained in this prospectus. You will be deemed to have notice of all information incorporated by reference in this prospectus as if that information was included in this prospectus.
      You may obtain copies of those documents from us, free of cost, by contacting us at the following address or telephone number:

WCI Communities, Inc.
24301 Walden Center Drive
Bonita Springs, Florida 34134
(239) 947-2600

Attention:	James D. Cullen, Esq. Associate General Counsel
      In order to obtain timely delivery of these documents, you should make any request no later than five business days before you must make your business decision.

ii

SUMMARY
      This summary highlights selected information from this prospectus and does not contain all of the information that may be important to you. This prospectus provides you with a general description of the securities we may offer. Each time we sell securities, we will provide a prospectus supplement that will contain specific information about the terms of that offering. The prospectus supplement may also add, update or change information contained in this prospectus. To understand the terms of our securities, you should carefully read this document with the applicable prospectus supplement. Together, these documents will give the specific terms of the securities we are offering. You should also read the documents we have incorporated by reference in this prospectus described above under “Incorporation of Certain Documents by Reference”.
The Securities We May Offer
      This prospectus is part of a registration statement that we filed with the Commission utilizing a “shelf” registration process. Under the shelf registration process, we may offer from time to time up to $1,000,000,000 of any of the following securities:

•	debt securities;

•	preferred stock; and

•	common stock.
      Any debt securities we issue may be fully and unconditionally guaranteed by one or more of our present and future subsidiaries. The guarantors, if any, will be identified in the applicable prospectus supplement.
      This prospectus provides you with a general description of the securities we may offer. Each time we offer securities, we will provide you with a prospectus supplement that will describe the specific amounts, prices and other terms of the securities being offered. The prospectus supplement may also add, update or change information contained in this prospectus.
Debt Securities
      We may offer unsecured or secured general obligations, which may be either senior, senior subordinated or subordinated, and may be convertible into shares of our common or preferred stock. In this prospectus, we refer to the senior debt securities, the senior subordinated debt securities and the subordinated debt securities as the “debt securities”. The senior debt securities, if unsecured, will have the same rank as all of our other unsecured and unsubordinated debt and, if secured, will have the same rank as all our other secured and unsubordinated debt. The subordinated debt securities and the senior subordinated debt securities will be entitled to payment only after payment of our senior debt.
      The debt securities will be issued under one of three form indentures between us and a trustee to be selected by us. We have summarized general features of the debt securities from the indentures. We encourage you to read the indentures, the form of each of which is an exhibit to the registration statement of which this prospectus is a part.
Preferred Stock
      We may issue shares of our preferred stock, par value $0.01 per share, in one or more series. Our board of directors will determine the dividend, voting, conversion and other rights of the series of preferred stock being offered.

Common Stock
      We may issue common stock, par value $0.01 per share. Holders of common stock are entitled to receive dividends when, as and if declared by the board of directors, subject to the rights of holders of preferred stock; however, we have no present intention of declaring and paying cash dividends on our common stock at any time in the foreseeable future. Each holder of our common stock is entitled to one vote per share. At the present time, the holders of our common stock have no preemptive rights or cumulative voting rights. Our common stock is listed on the New York Stock Exchange under the symbol “WCI”.
About WCI Communities, Inc.
      We are a fully integrated homebuilding and real estate services company with over 50 years of experience in the design, construction and operation of leisure-oriented, amenity-rich master-planned communities. We began our operations in Florida through companies that principally focused on developing amenitized communities in the state. In the late 1990’s, we changed our business model to capture greater revenue and gross margins by becoming the principal homebuilder in most of our communities. In May 2004, we initiated homebuilding operations outside of Florida with the acquisition of Spectrum Communities (Spectrum), a developer and homebuilder that currently operates in New York, New Jersey and Connecticut. In February 2005, we acquired Renaissance Housing Corporation (Renaissance), a luxury homebuilder and developer that currently operates in Maryland and Virginia. These acquisitions established our position in the Northeast U.S. and Mid-Atlantic U.S. luxury residential markets and broadened our capabilities to take advantage of future opportunities in the mid and high-rise urban residential market.
      We offer a full complement of products and services to enhance our customers’ lifestyles and meet their expectations. We design, sell and build single- and multi-family homes serving move-up, pre-retirement and retirement home buyers. We also design, sell and build luxury residential towers targeting affluent, leisure-oriented home purchasers.
      We acquire and develop the land in our communities, construct the residences, design, build and operate the amenities in many of our communities and otherwise control most aspects of the planning, design, development, construction and operation of our communities. In certain situations, we elect to sell parcels and lots to others, including other builders and developers or end users.
      We conduct development and homebuilding operations in the following markets:

•	Florida:

•	East Coast — Miami, Fort Lauderdale, West Palm Beach/ Boca Raton, Daytona Beach and Jacksonville; and

•	West Coast — Marco Island, Naples, Fort Myers/ Cape Coral, Punta Gorda, Sarasota/ Bradenton, Tampa/ St. Petersburg/ Clearwater and Pensacola;

•	New York — Dix Hills, Croton-on-Hudson, Sleepy Hollow, West Nyack, Eastport, East Fishkill, Lake Grove, Tarrytown and Hopewell Crossing;

•	New Jersey — Monroe and North Bergen;

•	Connecticut — Southbury and Danbury;

•	Virginia — Leesburg, McLean, Oakton, Manassas, Occoquan, Chantilly, Herndon, Fairfax, and Arlington; and

•	Maryland — Columbia and Marlboro.
      Since we market our products to move-up, pre-retirement and retirement leisure-oriented home purchasers, we expect to benefit from favorable demographic and economic trends, including the aging of the “baby-boom” generation, the growing inter-generational wealth transfer to our target demographic segment, and the increasing affluence of the pre-retirement and retirement-aged population.
      Our principal business lines include single- and multi-family (traditional) homebuilding, mid- and high-rise (tower) homebuilding and real estate services, each of which contributes to our profitability.
Homebuilding Activities

Traditional Homes
      We design, sell and build traditional homes serving primary, second and retirement homebuyers. We build most of these homes within our master-planned communities, which often feature attractive amenities, including hotels such as Ritz-Carlton, Hyatt, Regent International and Starwood’s Luxury Collection. Many of our communities also include golf courses developed by well-known golf professionals, including Raymond Floyd, Peter Jacobsen and Greg Norman. We believe that this approach increases the value of our homes and communities and helps us attract affluent purchasers. Additionally, we sometimes sell selected lots directly to buyers for the design and construction of homes.

Tower Residences
      We design, sell and build luxury residential towers and condominium hotels targeted to affluent, leisure-oriented home purchasers. We hire experienced and bonded third party general contractors specializing in the construction of towers to construct these buildings. By hiring experienced general contractors to construct our towers, we mitigate many of the risks associated with construction. As the developer of the towers that we build, we manage the entire process from planning to closing of completed residences and turnover of the condominium association to residents.
      Generally, construction is not commenced until a substantial number of units are under non-cancelable contracts. We will generally collect a deposit from each purchaser to cover a portion of estimated construction costs. Once construction is completed, closings of sold residences usually occur within one month, at which time we are paid the balance of the purchase price for the residences sold.
Real Estate Services

Realty Brokerage
      In 2004, we extended our franchise agreement for 10 years with Prudential Real Estates Affiliates, Inc. This agreement allows us to provide exclusive residential brokerage services as Prudential Florida WCI Realty in seven geographic areas across nine counties in Florida and commercial brokerage services in Naples. The exclusive franchise areas are in Lee, Collier, Martin, Palm Beach, Broward, Charlotte, and Dade Counties and in portions of Hillsborough and Manatee Counties. Under the agreement, we pay Prudential a royalty based on gross commission revenue on a monthly basis. Additionally, through a separate subsidiary, we provide new home and certain resale brokerage services.

Title Insurance
      We provide title insurance and closing services through a subsidiary which underwrites its policies on behalf of large national title insurers and derives its revenues from commissions on title insurance premiums and closing services provided to our customers, third party residential closings and commercial closings.

Mortgage Banking
      We provide residential mortgage banking services to our buyers, as well as to third party purchasers through our subsidiary, Financial Resources Group, Inc. (FRG), which also does business as WCI Mortgage. FRG originates home mortgages which are subsequently sold to mortgage investors. Generally these mortgages are sold at prices established in commitments obtained from mortgage investors prior to the time the mortgages are originated. The mortgages are primarily funded through a bank warehouse facility.
Amenities Membership And Operations
      Our amenities, including championship golf courses with clubhouses, fitness, tennis and recreational facilities, guest lodging, marinas and a variety of restaurants, are central to our mission to deliver high quality residential lifestyles. Amenities at our communities are owned by either community residents or non-residents in equity membership programs, unaffiliated third parties, or retained by us. As we plan the development of new communities, the ownership of the amenities is structured to cater to the preferences and expectations of community residents.
Land Sales
      We leverage our expertise and experience in master planning by strategically selling land at premium prices within our communities for construction of products we do not choose to build. This enables us to create a more well-rounded community by selling land to developers who will construct residential, commercial, industrial and rental properties, which we may prefer not to develop at a particular time or in general. We sometimes engage in retail land sales or sell selected lots to other builders and to end users for the design and construction of homes.
Other Investments
      We selectively enter into business relationships through partnerships and joint ventures with unrelated parties. These partnerships and joint ventures are utilized to acquire, develop, market and operate homebuilding, timeshare, amenities, and/or real estate services projects.
Marketing
      Targeting move-up, pre-retirement, retirement and affluent second home buyers, we develop and execute award-winning, multi-media marketing plans for our homes and communities. We believe our proprietary marketing systems and the depth of experience of our marketing group create an increased number of selling opportunities for us and has generally enhanced our marketing presence and brand recognition. Our marketing programs reach prospective purchasers, locally, nationally, and internationally through advertisements placed in demographic specific periodicals and other media. When a prospective purchaser responds to one of our advertisements or our website, specific property information is provided to them and purchase-specific information is entered into our database creating a personalized customer record, which is used to record every interaction we have with this prospective purchaser. We believe that our relationship and database marketing results in the efficient use of expenditures and results in a greater conversion rate of interested parties to buyers.

      Our principal executive offices are located at 24310 Walden Center Drive, Bonita Springs, Florida 34134. Our telephone number is (239) 947-2600. Our website is www.wcicommunities.com. The information provided in our website is not incorporated into this prospectus.

RISK FACTORS
      You should carefully consider the following risks and uncertainties and all other information contained in this prospectus, including the documents incorporated by reference, before you decide whether to purchase our securities. Additional risks, including those that relate to any particular securities that we may offer, will be included in the applicable prospectus supplement. Any of the following risks, or any of the risks disclosed in the applicable prospectus supplement, if they materialize, could adversely affect our business, financial condition and operating results. As a result, the trading price of our securities could decline, and you could lose all or part of your investment.

Significant Capital Requirements — If we are not able to raise sufficient capital to enhance and maintain the operations of our properties and to expand and develop our real estate holdings, our results of operations and revenues could decline.
      We operate in a capital intensive industry and require significant capital expenditures to maintain our competitive position. Failure to secure needed additional financing, if and when needed, may limit our ability to grow our business which could reduce our results of operations and revenues. We expect to make significant capital expenditures in the future to enhance and maintain the operations of our properties and to expand and develop our real estate holdings. In the event that our plans or assumptions change or prove to be inaccurate or if our cash flow proves to be insufficient, due to unanticipated expenses or otherwise, we may seek to minimize cash expenditures and/or obtain additional financing in order to support our plan of operations. Additional funding, whether obtained through public or private debt or equity financing, or from strategic alliances, may not be available when needed or may not be available on terms acceptable to us, if at all.

Inability to Successfully Develop Communities — If we are not able to develop our communities successfully, our earnings could be diminished.
      Before a community generates any revenues, material expenditures are required to acquire land, to obtain development approvals and to construct significant portions of project infrastructure, amenities, model homes and sales facilities. It generally takes several years for a community development to achieve cumulative positive cash flow. Our inability to develop and market our communities successfully and to generate positive cash flows from these operations in a timely manner would have a material adverse effect on our ability to service our debt and to meet our working capital requirements.

Risks Associated with Construction — Problems in the construction of our communities could result in substantial increases in cost and could disrupt our business which would reduce our profitability.
      We must contend with the risks associated with construction activities, including the inability to obtain insurance or obtaining insurance at significantly increased rates, cost overruns, shortages of lumber, steel, concrete or other materials, shortages of labor, labor disputes, unforeseen environmental or engineering problems, work stoppages and natural disasters, any of which could delay construction and result in a substantial increase in costs which would reduce our profitability. Where we act as the general contractor, we are responsible for the performance of the entire contract, including work assigned to unaffiliated subcontractors. Claims may be asserted against us for construction defects, personal injury or property damage caused by the subcontractors, and these claims may give rise to liability. Where we hire general contractors, if there are unforeseen events like the bankruptcy of, or an uninsured or under-insured loss claimed against, our general contractors, we may become responsible for the losses or other obligations of the general contractors, which may materially and adversely affect our results of operations. Should losses in excess of insured limits occur, the losses could adversely affect our results of operations. In addition, our results of operations could be negatively impacted in the event that a general contractor experiences significant cost overruns or delays and is not able or willing to absorb such impacts.

Risk of Increased Interest Rates — Because many of our customers finance their home purchases, increased interest rates could lead to fewer home sales which would reduce our revenues.
      Many purchasers of our homes obtain mortgage loans to finance a substantial portion of the purchase price of their homes. In general, housing demand is adversely affected by increases in interest rates, housing costs and unemployment and by decreases in the availability of mortgage financing. In addition, there have been discussions of possible changes in the federal income tax laws which would remove or limit the deduction for home mortgage interest. If effective mortgage interest rates increase and the ability or willingness of prospective buyers to finance home purchases is adversely affected, our operating results may also be negatively affected which may impair our ability to meet our working capital requirements.

Substantial Indebtedness and High Leverage — Our substantial indebtedness and high leverage could adversely affect our financial health.
      We have substantial debt and debt service requirements. At March 31, 2005:

•	our total debt was $1,421.4 million;

•	our total equity was $914.8 million;

•	total debt represented 60.8% of total capitalization of WCI Communities, Inc. and its subsidiaries; and

•	we had up to approximately $511.5 million available for borrowings under the senior unsecured revolving credit facility.
      For the year ended December 31, 2004, our debt service payment obligations totaled approximately $81.8 million. For the three-month period ended March 31, 2005 our debt service payment obligations totaled approximately $23.1 million. Based on the terms, outstanding balances and interest rates of our indebtedness as of March 31, 2005 our annual debt service payment obligations would be approximately $100.6 million
      In addition, in connection with the development of certain of our communities, community development or improvement districts may utilize bond financing programs to fund construction or acquisition of certain on-site and off-site infrastructure improvements, near or at such communities. The obligation to pay principal and interest on the bonds issued by the districts is assigned to each parcel within the district. If the owner of the parcel does not pay such obligation, a lien will be placed on the property to secure the unpaid obligation. The bonds, including interest and redemption premiums, if any, and the associated lien on the property are typically payable, secured and satisfied by revenues, fees, or assessments levied on the property benefited.
      Although we are not directly obligated to pay all of the outstanding bond amounts, we do pay a portion of the revenues, fees, and assessments levied by the districts on the property benefited by the improvements within our communities. In addition, we guarantee district shortfalls under certain bond debt service agreements when the revenues, fees, and assessments which are designed to cover principal and interest and other operating costs of the bonds are not paid. In the event that debt service shortfalls guaranteed by us occur, we will be required to fund our obligations under these guarantees. The amount of bond obligations issued and outstanding by districts with respect to our communities totaled $145.9 million at March 31, 2005. We have accrued $47.4 million as of March 31, 2005 as the estimated amount of such bonds that we may be required to fund. The amount we may have to pay in connection with these bonds, however, may be more or less than the amount we have accrued.
      Our high degree of leverage could have important consequences to you, including the following:

•	our ability to satisfy our obligations with respect to our outstanding debt may be impaired in the future;

•	our ability to obtain additional financing for working capital, capital expenditures, acquisitions or general corporate or other purposes may be impaired in the future;

•	a substantial portion of our cash flow from operations must be dedicated to the payment of principal and interest on our indebtedness, thereby reducing the funds available to us for other purposes;

•	certain of our borrowings are and will continue to be at variable rates of interest (including borrowings under our senior unsecured revolving credit facility), which will expose us to the risk of increased interest rates;

•	we may be substantially more leveraged than certain of our competitors, which may place us at a competitive disadvantage; and

•	our substantial leverage may limit our flexibility to adjust to changing economic or market conditions, reduce our ability to withstand competitive pressures and make us more vulnerable to a downturn in general economic conditions.
      In addition, our senior unsecured revolving credit facility and our other debt instruments contain financial and other restrictive covenants that will limit our ability to, among other things, borrow additional funds.

Availability of Land — Because our business depends on the acquisition of new land, the unavailability of land could reduce our revenues or negatively affect our results of operations.
      Our operations and revenues are highly dependent on our ability to expand our portfolio of land parcels. We may compete for available land with entities that possess significantly greater financial, marketing and other resources. Competition generally may reduce the amount of land available as well as increase the cost of such land. An inability to effectively carry out any of our sales activities and development resulting from the unavailability of land may adversely affect our business, financial condition and results of operations.

National and Regional Economic Conditions — A deterioration in national and regional economic conditions could adversely impact our real estate sales and revenues.
      Our real estate sales and revenues could decline due to a deterioration of regional or national economies. Our sales and revenues would be disproportionately affected by worsening economic conditions in the Midwestern and Northeastern United States because we generate a disproportionate amount of our sales from customers in those regions. In addition, a significant percentage of our residential units are second home purchases which are particularly sensitive to the state of the economy.

Risks Associated with Our Geographic Concentration in Florida — Because of our geographic concentration in Florida, an economic downturn in Florida could reduce our revenues or our ability to grow our business.
      We currently develop and sell a substantial majority of our properties in Florida. Consequently, any economic downturn in Florida could reduce our revenues or our ability to grow our business. In addition, the appeal of becoming an owner of one of our residential units may decrease if potential purchasers do not continue to view the locations of our communities as attractive primary, second home or retirement destinations.

Risks Due to Recent Terrorist and Weather Events — Increased insurance risk, perceived risk of travel and adverse changes in economic conditions as a result of recent events could negatively affect our business.
      We believe that insurance and surety companies are re-examining many aspects of their business, and may take actions including increasing premiums, requiring higher self-insured retentions and deductibles, requiring additional collateral on surety bonds, reducing limits, restricting coverages, imposing exclusions, such as mold damage, sabotage and terrorism, and refusing to underwrite certain risks and classes of business. Any increased premiums, mandated exclusions, change in limits, coverages, terms and conditions or reductions in the amounts of bonding capacity available may adversely affect our ability to obtain appropriate insurance coverages at reasonable costs, which could have a material adverse effect on our business.

Community Relations — Poor relations with the residents of our communities could negatively impact sales, which could cause our revenues or results of operations to decline.
      As a community developer, we may be expected by community residents from time to time to resolve any real or perceived issues or disputes that may arise in connection with the operation or development of our communities. Any efforts made by us in resolving these issues or disputes could be deemed unsatisfactory by the affected residents and any subsequent action by these residents could negatively impact sales, which could cause our revenues or results of operations to decline. In addition, we could be required to make material expenditures related to the settlement of such issues or disputes or modify our community development plans.

Risks and Costs of Growth — We may not be successful in our efforts to identify, complete or integrate acquisitions which could adversely affect our results of operations and prospects.
      A principal component of our strategy is to continue to grow profitably in a controlled manner in both existing and new markets by acquiring and developing land or by acquiring other property developers or homebuilders. On May 24, 2004, we completed our first acquisition outside Florida with our purchase of Spectrum, a developer and homebuilder that currently operates in New York, New Jersey and Connecticut. On February 17, 2005, we announced our second acquisition outside of Florida with our acquisition of Renaissance, a luxury homebuilder and developer based in Reston, Virginia that currently operates in Virginia and Maryland. However, we may not be successful in implementing our acquisition strategy and growth may not continue at historical levels or at all. The failure to successfully integrate Spectrum or Renaissance and identify and acquire other businesses or real estate development opportunities effectively could adversely affect our business, assets, financial condition, results of operations and prospects.

Variability in Our Results — We experience variability in our results of operations in each quarter and accordingly, quarter-to-quarter comparisons should not be relied upon as an indicator of our future performance. In addition, as a result of such fluctuations, the price of our securities may experience volatility.
      We have historically experienced, and in the future expect to continue to experience, variability in our revenue, profit and cash flow. Our historical financial performance is not necessarily a meaningful indicator of future results and we expect financial results to vary from project to project and from quarter to quarter. In particular, our revenue recognition policy for tower residences can cause significant fluctuation in our total revenue from quarter to quarter. We believe that quarter-to-quarter comparisons of our results should not be relied upon as an indicator of future performance. As a result of such fluctuations, the price of our securities may experience volatility.
      We commence construction of a portion of our homes prior to obtaining non-cancellable sales contracts for those residences. Depending on the level of demand for these residences, some or all of these residences may not be sold at the prices or in the quantities originally expected. As a result, our operating income could be adversely affected.

Risks of Seasonality — We may be negatively impacted by seasonal factors, which could limit our ability to generate revenue and cash flow.
      Because many of our Florida customers prefer to close on their home purchases before the winter, and due to the typical timing of tower construction commencement and completion, the fourth quarter of each year often produces a disproportionately large portion of our total year’s revenues, profits and cash flows. Therefore, delays or significant negative economic events that occur in the fourth quarter may have a disproportionate effect on revenues, profits and cash flows for the year.

Risk of Nonreceipt of Already Recognized Revenue and Profit on Tower Residence Sales — If we do not receive cash corresponding to previously recognized revenues, our future cash flows could be lower than expected.
      In accordance with generally accepted accounting principles, we recognize revenues and profits from sales of tower residences during the course of construction. Revenue is recorded when construction is beyond a preliminary stage, the buyer is committed to the extent of being unable to require a full refund, except for nondelivery of the residence, a substantial percentage of residences are under non-cancelable contracts, collection of the sales price is reasonably assured and costs can be reasonably estimated. Due to various contingencies, like delayed construction and buyer defaults, we may receive less cash than the amount of revenue already recognized or the cash may be received at a later date than we expected which could affect our profitability and ability to pay our debts.

Risks of Expansion — Expansion into new geographic areas poses risks. If we are unable to successfully expand into new geographic areas, our results of operations may be adversely affected.
      We plan to continue to expand our business to new geographic areas outside of Florida. We will incur additional risks to the extent we develop communities in climates or geographic areas in which we do not have experience or develop a different size or style of community, including:

•	acquiring the necessary construction materials and labor in sufficient amounts and on acceptable terms;

•	adapting our construction methods to different geographies and climates; and

•	reaching acceptable sales levels at such communities.
      In addition, we may have difficulty attracting potential customers from areas and to a market in which we have not had significant experience.

Risks Associated with Natural Disasters — Our revenues and profitability may be adversely affected by natural disasters.
      The Florida climate presents risks of natural disasters. To the extent that hurricanes, severe storms, floods or other natural disasters or similar events occur, our business may be adversely affected. Our Northeast and Mid-Atlantic regions may also become subject to severe winter conditions that may adversely affect our business. Although we insure for losses resulting from natural disasters, such insurance may not be adequate to cover business interruption or losses resulting therefrom, which may have a material adverse effect on our business, assets, financial condition, results of operations and prospects.

Risks Associated with Our Industry — Laws and regulations related to property development may subject us to additional costs and delays which could reduce our revenues, profits or prospects.
      We are subject to a variety of statutes, ordinances, rules and regulations governing certain developmental matters, building and site design which may impose additional costs and delays on us. In particular, we may be required to obtain the approval of numerous governmental authorities regulating such matters as permitted land uses, levels of density and the installation of utility services such as gas, electric, water and waste disposal. In addition, certain fees, some of which may be substantial, may be imposed to defray the cost of providing certain governmental services and improvements. We also may be subject to additional costs or delays or may be precluded from building a project entirely because of “no growth” or “slow growth” initiatives, building permit allocation ordinances, building moratoriums, restrictions on the availability of utility services or similar governmental regulations that could be imposed in the future. These ordinances, moratoriums or restrictions, if imposed, could cause our costs to increase and delay our planned or existing projects, which would in turn reduce our revenues, profits or ability to grow our business.
      In addition, some of our land and some of the land that we may acquire has not yet received all of the planning approvals or entitlements necessary for planned development or future development. Failure to obtain entitlement of this land on a timely basis may adversely affect our future results and prospects.

Environmental Regulation — Compliance with applicable environmental laws may substantially increase our costs of doing business which could reduce our profits.
      We are subject to various laws and regulations relating to the operation of our properties, which are administered by numerous federal, state and local governmental agencies. Our growth and development opportunities may be limited and more costly as a result of legislative, regulatory or municipal requirements. The inability to grow our business or pay these costs could reduce our profits. In addition, our operating costs may also be affected by our compliance with, or our being subject to, environmental laws, ordinances and regulations relating to hazardous or toxic substances of, under, or in such property. These costs could be significant and could result in decreased profits or the inability to develop our land as originally intended.

FORWARD-LOOKING STATEMENTS
      This prospectus includes and incorporates by reference forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended. These statements relate to analyses and other information which are based on forecasts of future results and estimates of amounts not yet determinable. These statements also relate to our future prospects, developments and business strategies.
      These forward-looking statements are identified by their use of terms and phrases such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “will” and similar terms and phrases, including references to assumptions. These statements are contained in the documents incorporated herein by reference and in the sections entitled “Summary,” “Risk Factors” and other sections of this prospectus.
      Although we believe that our plans, intentions and expectations reflected in or suggested by such forward-looking statements are reasonable, we cannot assure you that such plans, intentions or expectations will be achieved. Important factors that could cause actual results to differ materially from our forward-looking statements are set forth below and elsewhere in this prospectus, including under the section headed “Risk Factors.” These factors include, among others:

•	our ability to compete in the Florida, New York, New Jersey, Connecticut, Virginia and Maryland real estate markets;

•	the availability and cost of land in desirable areas in Florida, New York, New Jersey, Connecticut, Virginia, Maryland and District of Columbia and elsewhere and the ability to expand successfully into those areas;

•	our ability to obtain necessary permits and approvals for the development of our land;

•	our ability to raise debt and equity capital and grow our operations on a profitable basis;

•	our ability to pay principal and interest on our current and future debts;

•	our ability to sustain or increase historical revenues and profit margins;

•	material increases in labor and material costs;

•	delayed or inadequate supply of labor and materials;

•	increases in interest rates;

•	the level of consumer confidence;

•	adverse legislation or regulations;

•	unanticipated litigation or legal proceedings;

•	natural disasters; and

•	continuation and improvement of general economic conditions and business trends.
All forward-looking statements attributable to us or any persons acting on our behalf are expressly qualified in their entirety by these cautionary statements. We undertake no obligation to update any forward-looking statements in this prospectus or elsewhere.
      Our risks are more specifically described in “Risk Factors.” If one or more of these risks or uncertainties materializes, or if underlying assumptions prove incorrect, our actual results may vary materially from those expected, estimated or projected.

USE OF PROCEEDS
      We will use the net proceeds that we receive from the sale of the securities offered by this prospectus and the accompanying prospectus supplement for general corporate purposes. General corporate purposes may include repayment of debt, capital expenditures, possible land or corporate acquisitions and any other purposes that may be stated in any prospectus supplement. The net proceeds may be invested temporarily or applied to repay short-term or revolving debt until they are used for their stated purpose.
DIVIDEND POLICY
      Historically, we have not paid cash dividends on our common stock and expect that, for the foreseeable future, we will not do so. Historically, we have followed a policy of retaining earnings in order to finance the continued development of our business and expect that, for the foreseeable future, we will continue to follow this policy.
      Payment of future dividends, if any, would be at the discretion of our board of directors after taking into account various factors, including our earnings, capital requirements, operating and financial condition, and any contractual limitations then in effect. In this regard, our senior unsecured revolving credit facilities and the indentures governing our outstanding senior subordinated notes contain restrictions on the amount of dividends that we may pay on our common stock. In addition, our senior unsecured revolving credit facility and senior subordinated notes require the maintenance of minimum consolidated stockholders’ equity, which restricts the amount of dividends that we may pay.

RATIO OF EARNINGS TO FIXED CHARGES AND EARNINGS TO COMBINED FIXED CHARGES AND PREFERRED STOCK DIVIDENDS
      The ratio of earnings to fixed charges and the ratio of earnings to combined fixed charges and preferred stock dividends presented below should be read together with our consolidated financial statements and related notes and “Management’s Discussion and Analysis of Financial Condition and Results of Operation” incorporated herein by reference. In calculating the ratio of earnings to fixed charges and the ratio of earnings to combined fixed charges and preferred stock dividends, earnings consisted of (a) pre-tax income from operations before adjustment for minority interests in consolidated subsidiaries or income or loss from equity investees, plus (b) fixed charges, plus (c) amortization of capitalized interest, plus (d) distributed income from equity investees, minus (e) capitalized interest. Fixed charges are comprised of (a) interest incurred, both expensed and capitalized, (b) debt issue cost amortization in the period, and (c) the portion of rental expense representative of the interest factor.

	For the Three-
	Month Period	For the Years Ended December 31,
	Ended
	March 31, 2005	2004	2003	2002	2001	2000

Ratio of earnings to fixed charges	1.94	3.13	3.04	3.11	3.22	2.64
Ratio of earnings to combined fixed charges and preferred stock dividends	1.94	3.13	3.04	3.11	3.22	2.64

DESCRIPTION OF DEBT SECURITIES
      This section explains the provisions of the debt securities that we may offer and sell by this prospectus. The particular terms of the debt securities offered, including any changes from these terms, will be described in a prospectus supplement relating to those debt securities.
      The debt securities will be governed by the applicable indentures. The indentures give us broad authority to set the particular terms of each series of debt securities, including the right to modify certain of the terms contained in the indentures. The applicable indentures contain the full legal text of the matters described in this section. Because this section is a summary, it does not describe every provision of the debt securities or the indentures. This summary is subject to and qualified in its entirety by reference to all the provisions of the applicable indenture, including definitions of terms used in such indenture. You should read the applicable indenture, including the defined terms, and the particular terms of the debt securities for provisions that may be important to you. You should read the prospectus supplement relating to a series of debt securities for more information about the terms of a particular series of debt securities, including variations from the terms described in this prospectus. This summary is subject to, and qualified in its entirety by reference to, the description of the particular terms of the debt securities in the applicable prospectus supplement.
      The debt securities will be our general unsecured or secured obligations. The senior debt securities will be senior to all of our subordinated debt. The senior debt securities, if unsecured, will rank equally with our other unsecured, unsubordinated debt and, if secured, will rank equally with our other secured, unsubordinated debt.
      The senior subordinated debt securities will be subordinate to any of our senior debt and to certain other of our debt obligations that may be outstanding. The senior subordinated debt securities will rank equally with certain other items of our senior subordinated debt that may be outstanding, including our outstanding senior subordinated notes and contingent convertible senior subordinated notes, and senior to certain of our subordinated debt that may be outstanding, including any subordinated debt securities.
      The subordinated debt securities will be subordinate in right of payment to any of our senior debt, to our senior subordinated debt securities and to certain of our other obligations and will rank equally with certain other items of our subordinated debt. Any debt securities we issue may be fully and unconditionally guaranteed by one or more of our present or future subsidiaries. The guarantors, if any, will be identified in the applicable prospectus supplement. None of the debt securities will be guaranteed unless otherwise described in the applicable prospectus supplement.
      The senior debt securities are to be issued under a form of senior indenture to be executed by us and a trustee to be selected by us. We refer to this indenture as the “senior indenture”. Senior subordinated debt securities are to be issued under a form of senior subordinated indenture to be executed by us and a trustee to be selected by us. We refer to this indenture as the “senior subordinated indenture”. Subordinated debt securities are to be issued under a subordinated indenture to be executed by us and a trustee to be selected by us. We refer to this indenture as the “subordinated indenture”. In this prospectus, the senior indenture, the senior subordinated indenture and the subordinated indenture are sometimes collectively referred to as the “indentures.” The indentures are substantially identical, except for provisions relating to subordination. For purposes of the summaries below, the term “guarantor” shall refer to each guarantor, if any, under the applicable indenture.
General
      The indentures do not limit the aggregate principal amount of debt securities which may be issued. The indentures also provide that debt securities may be issued in one or more series, in such form or forms, with such terms and up to the amount we authorize, in each case as established from time to time in or pursuant to a resolution of our board of directors and set forth in an officers’ certificate or established in one or more supplemental indentures. All debt securities of one series need not be issued at the same time, and, unless otherwise provided, any series may be reopened, without the consent of the holders of the debt securities of that series, for issuances of additional debt securities of that series.
      Reference is made to the prospectus supplement for the following terms of any offered debt securities:

•	the identity of the guarantors, if applicable;

•	the designation (including whether they are senior debt securities, senior subordinated debt securities or subordinated debt securities and whether such debt securities are convertible), aggregate principal amount and authorized denominations of the offered debt securities;

•	the percentage of their principal amount at which such offered debt securities will be issued;

•	any limit on the aggregate principal amount of the debt securities;

•	the date or dates on which the offered debt securities will mature or the method of determination thereof;

•	the rate or rates (which may be fixed or variable) at which the offered debt securities will bear interest, if any, or the method by which such rate or rates shall be determined, any reset features of the rates and the date or dates from which such interest will accrue or the method by which such date or dates shall be determined;

•	the dates on which any such interest will be payable and the regular record dates for such interest payment dates;

•	any mandatory or optional sinking fund or purchase fund or similar provisions;

•	if applicable, the period or periods within which and the price or prices at which the offered debt securities may be redeemed at our option pursuant to any optional or mandatory redemption provisions or may be repurchased at the option of the holder of the offered debt securities, and the other redemption or repurchase terms;

•	if applicable, the terms and conditions upon which the offered debt securities may be convertible into common or preferred stock, including the initial conversion rate, the conversion period and any other provision;

•	if other than denominations of $1,000 and integral multiples thereof, the denominations in which debt securities of the series shall be issuable;

•	if other than the principal amount of the offered debt securities, the portion of the principal amount which shall be payable upon declaration of acceleration of maturity of the offered securities;

•	whether such offered debt securities shall be subject to defeasance and under what terms;

•	any events of default provided with respect to the offered debt securities that are in addition to or different from those explained here;

•	any subordination terms that are in addition to or different from those explained here;

•	any guarantee terms that are in addition to or different from those explained here;

•	whether the debt securities will be secured or unsecured, and the terms and collateral of any secured debt securities; and

•	any other terms of the offered debt securities.
      Unless otherwise indicated in the prospectus supplement, the principal of, premium and interest on the offered debt securities will be payable, and exchanges and transfers of the debt securities will be handled, at the applicable trustee’s corporate trust office. We will have the option to pay interest by check mailed to the holder’s address as it appears in the security register.

      No service charge will be made for any registration of transfer or exchange of the offered debt securities, but we may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection with an exchange or transfer.
      Debt securities may be issued under an indenture as original issue discount securities to be offered and sold at a substantial discount from the principal amount thereof. Special federal income tax, accounting and other considerations applicable to any such original issue discount securities will be described in the prospectus supplement.
Ranking
      The payment of the principal of, premium, if any, and interest on, the senior subordinated debt securities and the subordinated debt securities will be subordinated, as set forth in the senior subordinated or subordinated indentures, in right of payment, to the prior payment in full of all senior indebtedness, whether outstanding on the date of the applicable indenture or thereafter incurred.
      Except as set forth in the applicable prospectus supplement, upon any distribution to our creditors or the creditors of a guarantor in a liquidation or dissolution of WCI Communities, Inc. (“WCI”) or any guarantor or in a bankruptcy, reorganization, insolvency, receivership or similar proceeding relating to WCI or any guarantor or any of their property, an assignment for the benefit of creditors or any marshalling of the assets and liabilities of WCI or any guarantor, the holders of senior indebtedness will be entitled to receive payment in full in cash of such senior indebtedness before the holders of the debt securities will be entitled to receive any payment with respect to the senior subordinated debt securities or the subordinated debt securities, and until all senior indebtedness is paid in full in cash, any distribution to which the holders of the debt securities would be entitled shall be made to the holders of senior indebtedness, except that holders of the senior subordinated debt securities or the subordinated debt securities may receive:

(1) shares of capital stock and any securities representing indebtedness (collectively, “permitted junior securities”) that are subordinated to substantially the same extent, or to a greater extent, as the senior subordinated debt securities or the subordinated debt securities to:

•	senior indebtedness; and

•	any securities issued in exchange for senior indebtedness; and

(2) payments made from the trust referred to under “Satisfaction and Discharge of Indenture; Defeasance”.
      WCI or a guarantor also may not make any payment upon or in respect of the senior subordinated debt securities or the subordinated debt securities, except that holders may receive permitted junior securities or payments and other distributions from the trust referred to under “Satisfaction and Discharge of Indenture; Defeasance”, if:

(1) a payment default on designated senior indebtedness occurs and is continuing beyond any applicable grace period (a “payment default”); or

(2) any other default occurs and is continuing with respect to designated senior indebtedness that permits holders of the designated senior indebtedness as to which such default relates to accelerate its maturity (a “non-payment default”) and the applicable trustee receives notice of such default (a “payment blockage notice”) from WCI or the holders of such designated senior indebtedness.
      Payments on the senior subordinated debt securities or the subordinated debt securities, as the case may be, may and shall be resumed:

(1) in the case of a payment default, upon the date on which such default is cured or waived; and

(2) in case of a nonpayment default, the earlier of the date on which such nonpayment default is cured or waived or 179 days after the date on which the applicable payment blockage notice is received (each such period, the “payment blockage period”), unless the maturity of any designated senior indebtedness has been accelerated.
      No new payment blockage notice may be delivered unless and until 360 days have elapsed since the delivery of the immediately preceding payment blockage notice. No nonpayment default that existed or was continuing on the date of delivery of any payment blockage notice to the applicable trustee shall be, or be made, the basis for a subsequent payment blockage notice unless such default shall have been cured or waived.
      If WCI or a guarantor fails to make any payment on the senior subordinated debt securities or the subordinated debt securities when due or within any applicable grace period, whether or not on account of the payment blockage provision referred to above, such failure would constitute an event of default under the applicable indenture and would enable the holders of the senior subordinated debt securities or the subordinated debt securities to accelerate the maturity of such debt securities.
      If the applicable trustee or any holders of the senior subordinated debt securities or the subordinated debt securities receives a payment in respect of the senior subordinated debt securities or the subordinated debt securities, as applicable, (except permitted junior securities or payments and other distributions from the trust referred to under “Satisfaction and Discharge of Indenture; Defeasance”) when the payment is prohibited by these subordination provisions, the applicable trustee or the applicable holders, as the case may be, shall hold the payment in trust for the benefit of the holders of senior indebtedness. Upon the proper written request of the holders of senior indebtedness, the applicable trustee or the applicable holders, as the case may be, shall deliver the amounts in trust to the holders of senior indebtedness or their proper representative.
      The applicable indenture will further require that WCI or a guarantor promptly notify holders of senior indebtedness if payment of the senior subordinated debt securities or the subordinated debt securities is accelerated because of an event of default.
      “Designated senior indebtedness” means:

(1) indebtedness outstanding under our senior unsecured revolving credit agreement dated as of August 13, 2004 by and among WCI, Bank of America, N.A. and the other parties named therein, providing for up to $1.0 billion of borrowings, including any related notes, guarantees, collateral documents, instruments and agreements executed in connection therewith, and in each case as amended, modified, renewed, refunded, replaced or refinanced from time to time; and

(2) any other indebtedness, the principal amount of which is $25.0 million or more and that has been designated by us as “Designated Senior Indebtedness.”
      “Senior indebtedness” means:

(1) all indebtedness of such person under our senior unsecured revolving credit facilities and all hedging obligations with respect thereto; and

(2) any other indebtedness of such person, unless the instrument under which such indebtedness is incurred expressly provides that it is on a parity with or subordinated in right of payment to the senior subordinated securities or subordinated securities, including, with respect to clauses (1) and (2), interest accruing subsequent to the filing of, or which would have accrued but for the filing of, a petition for bankruptcy, in accordance with and at the rate (including any rate applicable upon any default or event of default, to the extent lawful) specified in the documents evidencing or governing such senior indebtedness, whether or not such interest is an allowable claim in such bankruptcy proceeding.

      Notwithstanding anything to the contrary in the foregoing, senior indebtedness will not include:

•	any liability for federal, state, local or other taxes owed or owing by such person;

•	any indebtedness of such person to any of its subsidiaries or other affiliates;

•	any trade payables, customer deposits, reserves and accrued expenses;

•	any obligations to repay or guarantee shortfalls in payments of bond financing issued by community development districts and local government districts to construct infrastructure improvements other than that portion of such obligations that is due and payable at the time of determination; and

•	such other indebtedness that may be excluded from the definition of “senior indebtedness” by the senior subordinated indenture and the subordinated indenture, as the case may be.
      “Senior Indebtedness” of WCI or any guarantor of the senior subordinated debt securities or the subordinated debt securities has a correlative meaning.
Conversion Rights
      The prospectus supplement will provide whether the offered debt securities will be convertible and, if so, the initial conversion price or conversion rate at which such convertible debt securities will be convertible into shares of our common or preferred stock. The holder of any convertible debt security will have the right exercisable at any time during the time period specified in the prospectus supplement, unless previously redeemed by us, to convert such debt security at the principal amount (or, if such debt security is an original issue discount security, such portion of the principal amount thereof as is specified in the terms of such debt security) into shares of our common or preferred stock at the conversion price or conversion rate set forth in the prospectus supplement, subject to adjustment. The holder of a convertible debt security may convert a portion of the debt security which is $1,000 or any integral multiple of $1,000. In the case of debt securities called for redemption, conversion rights will expire at the close of business on the date fixed for the redemption as may be specified in the prospectus supplement, except that in the case of redemption at the option of the holder, if applicable, such right will terminate upon receipt of written notice of the exercise of the option.
      In certain events, the conversion rate will be subject to adjustment as set forth in the applicable indenture. Such events may include:

•	the issuance of shares of any class of our capital stock as a dividend on the common stock into which the debt securities of such series are convertible;

•	subdivisions, combinations and reclassifications of the common or preferred stock into which debt securities of such series are convertible;

•	the issuance to all holders of common or preferred stock into which debt securities of such series are convertible of rights or warrants entitling the holders (for a period not exceeding 45 days) to subscribe for or purchase shares of common or preferred stock at a price per share less than the current market price per share of common or preferred stock (as defined in the indentures); and

•	the distribution to all holders of common or preferred stock of evidences of debt of WCI Communities, Inc. or of assets (excluding cash dividends paid from retained earnings and dividends payable in common stock for which adjustment is made as referred to above) or subscription rights or warrants (other than those referred to above).
      No adjustment of the conversion price or conversion rate will be required unless an adjustment would require a cumulative increase or decrease of at least 1% in such price or rate. Fractional shares of common or preferred stock will not be issued upon conversion, but we will pay a cash adjustment for it. Convertible debt securities surrendered for conversion between the record date for an interest payment, if any, and the interest payment date (except convertible debt securities called for redemption on a redemption date during such period) must be accompanied by payment of an amount equal to the interest which the registered holder is to receive.
Defaults, Notice and Waiver
      The following are events of default under the indentures with respect to debt securities of any series issued thereunder:

•	default in the payment of interest on any debt security of that series when due continued for 30 days (whether or not such payment is prohibited by the subordination provisions, if any, of the indenture);

•	default in the payment of the principal of (or premium, if any on) any debt security of that series at its maturity (whether or not payment is prohibited by the subordination provisions, if any, of the indenture);

•	default in the deposit of any sinking fund payment, if any, when due by the terms of any debt security of that series (whether or not payment is prohibited by the subordination provisions, if any, of the indenture);

•	failure by WCI Communities, Inc. or any of its restricted subsidiaries to comply for 30 days after notice with certain of its other agreements contained in the applicable indenture;

•	certain events of bankruptcy, insolvency or reorganization;

•	any guarantee shall for any reason cease to exist or shall not be in full force and effect enforceable in accordance with its terms; and

•	any other event of default provided with respect to debt securities of that series.
      If an event of default with respect to debt securities of any series at the time outstanding shall occur and be continuing, the trustee or the holders of not less than 25% in principal amount of the outstanding debt securities of that series may declare the unpaid principal balance immediately due and payable. Notwithstanding the foregoing, in the case of an event of default arising from certain events of bankruptcy or insolvency, with respect to WCI Communities, Inc., any significant subsidiary or any group of restricted subsidiaries that, taken together (as of the latest audited consolidated financial statements for WCI Communities, Inc. and its restricted subsidiaries), would constitute a significant subsidiary, the outstanding debt securities of that series will become due and payable without further action or notice.
      However, any time after a declaration of acceleration with respect to debt securities of any series has been made and before a judgment or decree for payment of the money due has been obtained, the holders of a majority in principal amount of outstanding debt securities of that series may, by written notice rescind and annul such acceleration under certain circumstances, except a continuing default or event of default in the payment of interest on, or the principal of, the outstanding debt securities. For information as to waiver of defaults, see “Modification and Waiver” below.
      Reference is made to the prospectus supplement relating to any series of offered debt securities which are original issue discount securities for the particular provision relating to acceleration of the maturity of a portion of the principal amount of such original issue discount securities upon the occurrence of an event of default and the continuation thereof.
      We must file annually with the trustee in respect of each indenture an officers’ certificate stating whether or not we are in default in the performance and observance of any of the terms, provisions and conditions of the respective indenture and, if so, specifying the nature and status of the default.
      Each indenture provides that the trustee, within 90 days after the occurrence of a default, will give by mail to all holders of debt securities of any series notice of all defaults with respect to such series known to it, unless such default has been cured or waived; but, in the case of a default in the payment of the principal of (or premium, if any) or interest on any debt security of such series or in the payment of any sinking fund or similar obligation installment with respect to debt securities of such series, the trustee shall be protected in withholding such notice if the board of directors or such committee of directors as designated in such indenture or responsible officer of the trustee in good faith determines that the withholding of such notice is in the interest of such holders.
      Each indenture contains a provision entitling the trustee to be indemnified by holders of debt securities before proceeding to exercise any right or power under such indenture at the request of any such holders. Each indenture provides that the holders of a majority in principal amount of the then outstanding debt securities of any series may, subject to certain exceptions, direct the time, method and place of conducting any proceeding for any remedy available to the trustee or exercising any trust or power conferred upon the trustee regarding the debt securities of such series. The right of a holder to institute a proceeding with respect to each indenture is subject to certain conditions precedent including notice and indemnity to the trustee, but the holder has an absolute right to receipt of principal and interest when due and to institute suit for payment of principal and interest.
Covenants

Consolidation, Merger and Sale of Assets
      Unless otherwise indicated in the prospectus supplement relating to offered debt securities, we, without the consent of any holder of outstanding debt securities, may consolidate with or merge into any other corporation, or convey, transfer or lease our properties and assets substantially as an entirety to, any person, provided that the corporation formed by such consolidation or into which we are merged or the person which acquires by conveyance or transfer or which leases our properties and assets, substantially as an entirety is a corporation organized under the laws of any United States jurisdiction and expressly assumes our obligations on the debt securities and under the applicable indenture, that after giving effect to the transaction, no event of default shall have happened and be continuing, and that certain other conditions are met.

Other Covenants
      The prospectus supplement relating to offered debt securities will describe any other material covenants in respect of a series of debt securities. Unless otherwise indicated in the applicable prospectus supplement, any covenants applicable to the debt securities will be binding on us and our guarantor subsidiaries. Other than the covenant included in the indentures described under “Consolidation, Merger and Sale of Assets” above or any covenant described in the applicable prospectus supplement, the debt securities will not have the benefit of any covenants that limit or restrict our business or operations or the incurrence of additional indebtedness by us or any guarantor, and there are no covenants or other provisions in the indenture providing for a put or increased interest or otherwise that would afford holders of debt securities additional protection in the event of a recapitalization transaction, a change of control transaction or a highly leveraged transaction.
Modification and Waiver
      Modification and amendments of the indentures may be made by WCI Communities, Inc., any guarantor, and the trustee with the consent of the holders of a majority in principal amount of the then outstanding debt securities of each series affected provided, that no modification or amendment may, without the consent of the holder of each outstanding debt security affected:

•	change the stated maturity of the principal of, or any installment of principal of or interest on, any debt security;

•	reduce the principal amount of, or any premium or interest, on any debt security;

•	reduce the amount of principal of an original issue discount security payable upon acceleration of the maturity thereof;

•	adversely affect any right of repayment at the option of the holder of any security, or reduce the amount of, or postpone the date fixed for, the payment of any sinking fund or analogous obligation of the holder or modify the payment terms of any sinking fund or similar obligation;

•	make any debt securities payable in money other than that stated in such debt security;

•	impair the right to commence suit for the enforcement of any payment on or after the stated maturity thereof with respect to any debt security;

•	reduce the percentage in principal amount of outstanding debt securities of any series, the consent of the holders of which is required for modification or amendment of the indenture or for waiver of compliance with certain provisions of the indenture or for waiver of certain defaults; or

•	change or amend certain other provisions with respect to debt securities of that series.
      Without the consent of any holder of outstanding debt securities, WCI Communities, Inc., any guarantor, and the applicable trustee may amend or supplement the indentures and each series of debt securities to cure any ambiguity, defect or inconsistency, to provide for uncertificated debt securities in addition to or in place of certificated debt securities, to provide for the assumption of WCI Communities, Inc.’s or a guarantor’s obligations to holders of the debt securities in the case of a merger or consolidation or sale of all or substantially all of WCI Communities, Inc.’s assets or to make any change that would provide any additional rights or benefits to the holders of debt securities or that does not adversely affect the legal rights of any holder of debt securities, including adding guarantees.
      The holders of a majority in principal amount of the outstanding debt securities of any series may on behalf of the holders of all debt securities of that series waive any past default under the indenture with respect to that series and its consequences, except a default in the payment of the principal of (or premium, if any) or interest on any debt security of that series or in respect of a provision which under such indenture cannot be modified or amended without the consent of the holder of each outstanding debt security of that series.
Satisfaction and Discharge of Indenture; Defeasance
      Unless otherwise specified in the applicable prospectus supplement, the applicable indenture with respect to the debt securities of any series may be discharged, subject to the terms and conditions as specified in the applicable prospectus supplement when:

•	all debt securities, with the exceptions provided for in the applicable indenture, of that series have been delivered to the trustee for cancellation;

•	all debt securities of that series not theretofore delivered to the trustee for cancellation:

•	have become due and payable;

•	will become due and payable at their stated maturity within one year; or

•	are to be called for redemption within one year; or

•	certain events or conditions occur as specified in the applicable prospectus supplement.
      Unless otherwise specified in the prospectus supplement, we can terminate certain of our obligations under the indenture with respect to the debt securities of any series, other than the obligation to pay interest on, premium, if any, and the principal of the debt securities of such series and certain other obligations, known as “covenant defeasance”, at any time by:

•	depositing money or U.S. government obligations with the trustee in an amount sufficient to pay the principal of and interest on the debt securities of such series to their maturity; and

•	complying with certain other conditions, including delivery to the trustee of an opinion of counsel to the effect that holders of debt securities of such series will not recognize income, gain or loss for federal income tax purposes as a result of such covenant defeasance.

      In addition, unless otherwise specified in the prospectus supplement, we can terminate all of our obligations under the indenture with respect to the debt securities of any series, other than certain specific obligations, which will be set forth in the applicable prospectus supplement, known as “legal defeasance”, at any time by:

•	depositing money or U.S. government obligations with the trustee in an amount sufficient to pay the principal of and interest on the debt securities of such series to their maturity; and

•	complying with certain other conditions, including delivery to the trustee of an opinion of counsel stating that there has been a change in the federal tax law since the date of the indenture to the effect that holders of debt securities of such series will not recognize income, gain or loss for federal income tax purposes as a result of such legal defeasance or the delivery to the trustee of a ruling or other formal statement or action by the Internal Revenue Service to the same effect.
Guarantees
      Unless otherwise set forth in the applicable prospectus supplement, the debt securities will not be guaranteed. If any debt securities are guaranteed, payment of the principal of, premium, if any, and interest on such securities will be fully and unconditionally guaranteed, jointly and severally, by one or more of our present or future subsidiaries. The guarantors, if any, will be identified in the applicable prospectus supplement. The guarantees will be made on a senior, senior subordinated or subordinated basis corresponding to the relative ranking of the underlying debt securities.
      The obligations of each guarantor under its guarantee will be limited so as not to constitute a fraudulent conveyance under applicable U.S. Federal or state laws. Each guarantor that makes a payment or distribution under its guarantee will be entitled to a contribution from any other guarantor in a pro rata amount based on the net assets of each guarantor determined in accordance with generally accepted accounting principles.
      A guarantee issued by any guarantor will be automatically and unconditionally released and discharged upon any sale, exchange or transfer to any person that is not one of our affiliates of all of our capital stock in, or all or substantially all the assets of, such guarantor.
Trustee
      We will appoint a trustee to serve under each indenture. The applicable trustee may perform certain services for and transact other banking business with WCI Communities, Inc. or, if applicable, any guarantor from time to time in the ordinary course of business.

DESCRIPTION OF CAPITAL STOCK
      This section explains the provisions of the capital stock that we may offer and sell by this prospectus. The particular terms of the capital stock offered, including any changes from these terms, will be described in a prospectus supplement relating to such capital stock.
General
      Our authorized capital stock consists of 100,000,000 shares of common stock, $.01 par value per share, 100,000,000 shares of series common stock, $.01 par value per share, and 100,000,000 shares of preferred stock, $.01 par value per share.
      As of March 31, 2005, our outstanding capital stock consisted of 45,196,211 shares of common stock. In addition, as of March 31, 2005 we had outstanding $125 million of 4% contingent convertible senior subordinated notes due 2023, convertible into shares of our common stock. As of March 31, 2005, (1) we had no other shares of any class or series issued and outstanding and (2) we had no outstanding warrants or rights. In addition,

•	5,145,573 shares of common stock were reserved for issuance upon the exercise of stock options and restricted stock grants that were granted or reserved to be granted under the 1998 Stock Purchase and Option Plan for Key Employees; and

•	147,876 shares of common stock were reserved for issuance upon the exercise of stock options granted or to be granted under the Non-Employee Directors’ Stock Incentive Plan.
      The common stock has one vote per share. All outstanding shares of the common stock are validly issued, fully paid and nonassessable.
      The following description of the material terms of our capital stock is subject to our restated certificate of incorporation and second amended and restated bylaws, which are incorporated by reference as exhibits to the registration statement of which this prospectus forms a part, and the provisions of applicable Delaware law.
Common Stock

Dividends
      Each share of common stock will be entitled to receive dividends if, as and when declared by the board of directors out of funds legally available for that purpose, subject to preferences that may apply to any preferred stock that we may issue in the future. We do not expect to pay any dividends on our common stock for the foreseeable future.

Voting Rights
      Each share of common stock will be entitled to one vote. Except as noted above, and except as provided under the Delaware General Corporation Law, the holders of shares of common stock vote together as a single class on all matters on which stockholders are permitted or entitled to vote, including the election of directors.

Liquidation Rights
      In the event of our dissolution or liquidation, after satisfaction of all our debts and liabilities and distributions to the holders of any preferred stock that we may issue in the future, if any, of amounts to which they are preferentially entitled, holders of common stock will be entitled to share ratably with holders of common stock in the distribution of assets to the stockholders.

Other provisions
      There are no cumulative, subscription or preemptive rights to subscribe for any additional securities which we may issue, and there will be no redemption provisions, conversion provisions or sinking fund provisions applicable to the common stock.

Election of directors
      The election of the directors of WCI Communities, Inc. will be determined by a plurality of the votes cast in person or by proxy at the general meeting at which the directors are elected. Stockholders of WCI Communities, Inc. will not have cumulative voting rights. Accordingly, the holders of a majority of the voting rights attaching to our common stock will, as a practical matter, be entitled to control the election of all directors.

Listing
      Our common stock is listed on the New York Stock Exchange under the symbol “WCI.”

Transfer Agent and Registrar
      Computershare Investor Services, LLC is the transfer agent and registrar for our common stock in the United States.
Preferred Stock
      Authorized shares of our preferred stock may be issued at the discretion of our board of directors without any further action by the shareholders, except as required by applicable law or regulation. Our board of directors is authorized, from time to time, to divide the preferred stock into classes or series, to designate each class or series and to determine for each class or series its respective rights and preferences, including, without limitation, any of the following:

•	the rate of dividends and whether dividends will be cumulative or have a preference over the common stock in right of payment;

•	the terms and conditions upon which shares may be redeemed and the redemption price;

•	sinking fund provisions for the redemption of shares;

•	the amount payable in respect of each share upon a voluntary or involuntary liquidation of us;

•	the terms and conditions upon which shares may be converted into other securities of ours, including common stock;

•	limitations and restrictions on payment of dividends or other distributions on, or redemptions of, other classes of our capital stock junior to that series, including the common stock;

•	conditions and restrictions on the incurrence of certain indebtedness or issuance of other senior classes of capital stock;

•	the terms on which shares may be redeemed, if any; and

•	voting rights.
      Any series or class of preferred stock could, as determined by our board of directors at the time of issuance, rank senior to our common stock with respect to dividends, voting rights, redemption and liquidation rights. The preferred stock authorized is of the type commonly known as blank-check preferred stock.
      We currently have no outstanding preferred stock.

Ranking
      Each new series of preferred stock will rank equally with each other series of preferred stock and prior to our common stock regarding the distribution of dividends or disposition of other assets, unless otherwise specified in the applicable prospectus supplement.

Dividends
      Holders of each new series of preferred stock will be entitled to receive cash dividends, if declared by the board of directors out of funds legally available for cash dividends or dividends in additional shares of preferred stock as set forth in the applicable prospectus supplement. For each series, we will specify in the applicable prospectus supplement:

•	the dividend rates;

•	whether the rates will be fixed or variable or both;

•	whether dividends are payable in additional preferred stock or cash;

•	the dates of distribution of the dividends; and

•	whether the dividends on any series of preferred stock will be cumulative or non-cumulative.
      We will pay dividends to holders of record of preferred stock as they appear on our records, on the record dates fixed by the board of directors.
      We cannot declare or pay full dividends on funds set apart for the payment of dividends on any series of preferred stock unless dividends have been paid or set apart for payment on a proportionate basis with other equity securities which rank equally with the preferred stock regarding the distribution of dividends. If we do not pay full dividends on all equity securities which rank equally, then each series of preferred stock will share dividends in proportion with our other equity securities that rank equally with that series.

Conversion and Exchange
      The prospectus supplement for any new series of preferred stock will state the terms and other provisions, if any, on which shares of the new series of preferred stock are convertible into shares of our common stock or debt securities or exchangeable for securities of a third party.

Redemption
      We will specify in the prospectus supplement applicable to each new series of preferred stock:

•	whether the preferred stock will be redeemable at any time, in whole or in part, at our option or the holder of the preferred stock;

•	whether the preferred stock will be subject to mandatory redemption pursuant to a sinking fund or on other terms; and

•	the redemption prices.
      In the event that preferred stock is partially redeemed, the shares to be redeemed will be determined by lot, on a proportionate basis or any other method determined to be equitable by the board of directors.
      Dividends will cease to accrue on shares of preferred stock called for redemption, and all rights of holders of redeemed shares will terminate, on and after a redemption date, except for the right to receive the redemption price, unless we default in the payment of the redemption price.

Liquidation Preference
      Upon our voluntary or involuntary liquidation, dissolution or winding up, holders of each series of preferred stock will be entitled to receive:

•	distributions upon liquidation in the amount set forth in the applicable prospectus supplement; plus

•	any accrued and unpaid dividends.
      These payments will be made to holders of preferred stock out of our assets available for distribution to shareholders before any distribution is made on any securities ranking junior to the preferred stock regarding liquidation rights.
      In the event that holders of preferred stock are not paid in full upon a liquidation, dissolution or winding up, then these holders will share, on a proportionate basis, any future distribution of our assets with holders of our other securities that rank equally with them.
      After payment of the full amount of the liquidation preference to which they are entitled, the holders of each series of preferred stock will not be entitled to any further participation in any distribution of our assets.

Voting Rights
      The holders of shares of preferred stock will have no voting rights except as indicated in the certificate of designations relating to the series, the applicable prospectus supplement or as required by applicable law.

Transfer Agent and Registrar
      We will specify each of the transfer agent, registrar, dividend disbursing agent and redemption agent for shares of each new series of preferred stock in the applicable prospectus supplement.

Reservation of Common Stock
      We will reserve the full number of shares of our common stock issuable on conversion of the preferred stock out of the total of our authorized but unissued shares of common stock to permit the conversion of the preferred stock into shares of common stock.
Registration Rights
      After our initial public offering, certain executive officers, directors and institutional holders were entitled to various rights with respect to the registration of such shares under the Securities Act pursuant to a registration rights agreement entered into in connection with such public offering. Under the terms of this agreement, if we propose to register any of our securities under the Securities Act, either for our own account or for the account of other security holders exercising registration rights, the holders of our common stock who are parties to our registration rights agreement are entitled to notice of the registrations and are entitled, subject to limitations, to include shares in the registration. Citicorp Venture Capital, Kamehameha Activities Association and the John D. and Catherine F. MacArthur Foundation, together acting as a group, and the estates of Don Ackerman and Al Hoffman, acting individually, may require us to file a registration statement under the Securities Act with respect to their shares on one occasion each, and we have agreed to bear all registration expenses other than underwriters discounts and selling concessions incurred in connection with these requested registrations. In the demand registrations, we are required to use our reasonable best efforts to complete the registration. These rights are subject to conditions and limitations, among them, the right of the underwriters of an offering to limit the number of shares included in a registration.

Anti-Takeover Measures

Delaware Law
      We are governed by the provisions of Section 203 of the DGCL. In general, Section 203 prohibits a public Delaware corporation from engaging in a “business combination” with an “interested stockholder” for a period of three years after the date of the transaction in which the person became an interested stockholder, unless:

•	prior to the business combination our board of directors approved either the business combination or the transaction which resulted in the stockholder becoming an interested stockholder; or

•	upon consummation of the transaction which resulted in the stockholder becoming an interested stockholder, such stockholder owned at least 85% of our outstanding voting stock at the time such transaction commenced, excluding for the purpose of determining the number of shares outstanding those shares owned:

•	by our officers and directors; and

•	by employee stock plans in which employee participants do not have the right to determine confidentially whether shares held subject to the plan will be tendered in a tender or exchange offer; or

•	at or subsequent to such time the business combination is approved by our board of directors and authorized at an annual or special meeting of our stockholders, and not by written consent, by the affirmative vote of at least 66 2/3% of our outstanding voting stock which is not owned by the interested stockholder.
      A “business combination” includes mergers, asset sales or other transactions resulting in a financial benefit to the stockholder. An “interested stockholder” is a person who, together with affiliates and associates, owns (or within three years did own) 15% or more of the corporation’s voting stock. The statute could have the effect of delaying, deferring or preventing a change in our control or reducing the price that some investors might be willing to pay in the future for our common stock.

Election and Removal of Directors
      Our restated certificate of incorporation provides for three classes of directors, as nearly equal in number as possible, with the directors in each class serving for a three-year term, and one class being elected each year by our stockholders. Directors may be removed only for cause and only by the affirmative vote of seventy-five percent in voting power voting as a single class of all of our shares entitled to vote generally in the election of directors. In addition, the authorized number of directors may be changed only by resolution of our board of directors and does not include a provision for cumulative voting for directors. These and other provisions contained in our restated certificate of incorporation and second amended and restated by-laws could delay or discourage certain types of transactions involving an actual or potential change in control of us or our management (including transactions in which stockholders might otherwise receive a premium for their shares over then current prices) and may limit the ability of stockholders to remove current management or approved transactions that stockholders may deem to be in their best interests.

Stockholder Meetings and Written Consent
      Our restated certificate of incorporation provides that any action required or permitted to be taken to our stockholders must be effected at a duly called annual or special meeting of stockholders and may not be effected by any consent in writing. In addition, special meetings of the stockholders can only be called by our chief executive officer, the president or the majority of our board of directors.

Stockholder Nominations and Proposals
      Our second amended and restated by-laws provides that a stockholder may nominate one or more persons for election as directors or may bring other business at an annual meeting only if the stockholder has given written notice, either by personal delivery or certified mail, to our corporate secretary not less than 90 days and not more than 120 days before the first anniversary of the preceding year’s annual meeting. Each notice must contain:

•	as to each person whom the stockholder proposes to nominate for election or reelection as a director, all information relating to the nominee required by the proxy rules under the Securities Exchange Act of 1934, as amended, including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected;

•	as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting business at the meeting and any material interest in such business of the stockholder and the beneficial owner, if any, on whose behalf the proposal is made;

•	the name and address of the stockholder or beneficial owner, if any, on whose behalf the proposal is made, as they appear on WCI Communities, Inc.’s stock transfer books;

•	the class, series and number of WCI Communities, Inc. shares which are owned beneficially and of record by such stockholder and such beneficial owner, if any; and

•	if the stockholder intends to solicit proxies in support of such stockholder’s proposal, a representation to that effect.
      Business brought before an annual meeting without complying with these provisions will not be transacted.

Liability of Officers and Directors
      Our restated certificate of incorporation provides that no director will be personally liable for violations of the director’s fiduciary duty, except:

•	for any breach of the director’s duty of loyalty to the corporation or its stockholders;

•	for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law;

•	for liability of directors for unlawful payment of dividends or unlawful stock purchase or redemptions; or

•	for any transaction from which a director derived an improper personal benefit.
      Our restated certificate of incorporation provides that WCI Communities, Inc. shall indemnify any officer or director to the full extent permitted under Delaware law. We have been informed that in the opinion of the Securities and Exchange Commission, indemnification for liabilities under the Securities Act of 1933 is against public policy and is unenforceable.

PLAN OF DISTRIBUTION
      We may sell the debt securities, the preferred stock or the common stock in any of the following ways:

•	to or through underwriters;

•	through dealers or agents;

•	directly to a limited number of institutional purchasers or to a single purchaser; or

•	through a combination of any of these methods of sale.
      The prospectus supplement for the securities we sell will describe that offering, including:

•	the name or names of any underwriters, managing underwriters, dealers or agents;

•	the purchase price and the proceeds to us from that sale;

•	any delayed delivery arrangements;

•	any underwriting discounts, commissions or agents’ fees and other items constituting underwriters’ or agents’ compensation;

•	any initial public offering price and any discounts or concessions allowed or reallowed or paid to dealers; and

•	any additional securities exchanges on which the securities may be listed.
Underwriters
      If underwriters are used in the sale we will execute an underwriting agreement with those underwriters relating to the securities that we will offer. Unless otherwise set forth in the prospectus supplement, the obligations of the underwriters to purchase these securities will be subject to conditions. The underwriters will be obligated to purchase all of these securities if any are purchased.
      The securities subject to the underwriting agreement will be acquired by the underwriters for their own account and may be resold by them from time to time in one or more transactions, including negotiated transactions, at a fixed public offering price or at varying prices determined at the time of sale. Underwriters may be deemed to have received compensation from us in the form of underwriting discounts or commissions and may also receive commissions from the purchasers of these securities for whom they may act as agent. Underwriters may sell these securities to or through dealers. These dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agent. Any initial public offering price and any discounts or concessions allowed or reallowed or paid to dealers may be changed from time to time.
      We also may sell the securities in connection with a remarketing upon their purchase, in connection with a redemption or repayment, by a remarketing firm acting as principal for its own account or as our agent. Remarketing firms may be deemed to be underwriters in connection with the securities that they remarket.
      We may authorize underwriters to solicit offers by institutions to purchase the securities subject to the underwriting agreement from us at the public offering price stated in the prospectus supplement pursuant to delayed delivery contracts providing for payment and delivery on a specified date in the future. If we sell securities pursuant to these delayed delivery contracts, the prospectus supplement will state that as well as the conditions to which these delayed delivery contracts will be subject and the commissions payable for that solicitation.
      The applicable prospectus supplement will set forth whether or not underwriters may over-allot or effect transactions that stabilize, maintain or otherwise affect the market price of the securities at levels above those that might otherwise prevail in the open market, including, for example, by entering stabilizing bids, effecting syndicate covering transactions or imposing penalty bids. Underwriters are not required to engage in any of these activities, or to continue such activities if commenced.
      Any underwritten offering in which members of the NASD act as underwriters will be made in compliance with NASD Conduct Rules 2710 (Corporate Financing Rule) and 2720 (Distribution of Securities of Members and Affiliates). Pursuant to such rules, underwriting compensation, as defined in the applicable NASD Conduct Rules, will not exceed 8% in connection with any such offering.
Dealers and Agents
      If dealers are utilized in the sale of offered securities, we will sell such offered securities to the dealers as principals. The dealers may then resell such offered securities to the public at varying prices to be determined by such dealers at the time of resale. The names of the dealers and the terms of the transaction will be set forth in the prospectus supplement.
      We may also sell any of the securities through agents designated by us from time to time. We will name any agent involved in the offer or sale of these securities and will list commissions payable by us to these agents in the prospectus supplement. These agents will be acting on a best efforts basis to solicit purchases for the period of its appointment, unless we state otherwise in the prospectus supplement. Any such dealer or agent may be deemed an underwriter as that term is defined in the Securities Act of 1933, as amended.
Direct Sales
      We may sell any of the securities directly to purchasers. In this case, we will not engage underwriters or agents in the offer and sale of these securities.
Indemnification
      We may indemnify underwriters, dealers or agents who participate in the distribution of securities against certain liabilities, including liabilities under the Securities Act of 1933 and agree to contribute to payments which these underwriters, dealers or agents may be required to make.
No Assurance of Liquidity
      The securities offered hereby may be a new issue of securities with no established trading market. Any underwriters that purchase securities from us may make a market in these securities. The underwriters will not be obligated, however, to make such a market and may discontinue market-making at any time without notice to holders of the securities. We cannot assure you that there will be liquidity in the trading market for any securities of any series.

LEGAL MATTERS
      The validity of the securities to be sold hereunder will be passed upon on our behalf by Simpson Thacher & Bartlett LLP, New York, New York. Any underwriters, dealers or agents may be advised about other issues relating to any offering by their own legal counsel.
EXPERTS
      The financial statements and management’s assessment of the effectiveness of internal controlover financial reporting (which is included in Management’s Report on Internal Control over Financial Reporting) incorporated in this prospectus by reference to the Current Report on Form 8-Kdated May 11, 2005 have been so incorporated in reliance on the report of PricewaterhouseCoopers LLP, an independent registered certified public accounting firm, given on the authority of said firm as experts in auditing and accounting.

WCI COMMUNITIES, INC.
$1,000,000,000
Debt Securities
Preferred Stock
Common Stock

PROSPECTUS

PART II
INFORMATION NOT REQUIRED IN PROSPECTUS

Item 14.	Other Expenses of Issuance and Distribution.
      The following table sets forth the fees and expenses payable in connection with the sale of the securities being registered, other than underwriting discounts and commissions, if any, payable by the registrant in connection with the issuance and distribution of the securities being registered. All of the amounts shown are estimates, except the SEC registration fee.

SEC registration fee	$117,700.00
Accountants’ fees and expenses	$25,000.00
Legal fees and expenses	$150,000.00
Blue sky fees and expenses	$15,000.00
Trustee Fees and Expenses	$25,000.00
Printing and Delivery Expenses	$40,000.00
Miscellaneous Expenses	$27,300.00

Total	$400,000.00

Item 15.	Indemnification of Directors and Officers.
      (a) WCI Communities, Inc., Bay Colony-Gateway, Inc., Pelican Landing Golf Resort Ventures, Inc., First Fidelity Title, Inc., Sun City Center Golf Properties, Inc., Watermark Realty, Inc., WCI Mid-Atlantic U.S. Region, Inc., WCI Towers Mid-Atlantic USA, Inc., WCI Towers Northeast USA, Inc. and Tiburon Golf Ventures, Inc.
      Section 145 of the Delaware General Corporation Law (the “DGCL”) permits the companies to indemnify their officers and directors against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with any threatened, pending or completed action (except settlements or judgments in derivative suits), suit or proceeding in which such person is made a party by reason of his or her being or having been a director, officer, employee or agent of the company, in terms sufficiently broad to permit such indemnification under certain circumstances for liabilities (including reimbursement for expenses incurred) arising under the Securities Act of 1933, as amended (the “Securities Act”). The statute provides that indemnification pursuant to its provisions is not exclusive of other rights of indemnification to which a person may be entitled under any by-law, agreement, vote of stockholders of disinterested directors, or otherwise.
      The certificate of incorporation and/or bylaws of each of the companies provides for the mandatory indemnification of their respective directors, officers, employees and other agents to the maximum extent permitted by the DGCL.
      As permitted by sections 102 and 145 of the DGCL, the certificate of incorporation of each of the companies eliminates a director’s personal liability for monetary damages to the company and its stockholders arising from a breach of a director’s fiduciary duty, other than for a breach of a director’s duty of loyalty or for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, and except as otherwise provided under the DGCL.
      The companies may purchase and maintain insurance on behalf of any director or officer of the company against any liability asserted against such person, whether or not the companies would have the power to indemnify such person against such liability under the provisions of the certificate of incorporation or otherwise. The companies have purchased and maintain insurance on behalf of their directors and officers.
      (b) Communities Finance Company, LLC, East Fishkill Development LLC, Hopewell Crossing Home & Land Company, LLC, Spectrum Lake Grove LLC, Spectrum Pocantico LLC, Spectrum Wilson

Park, LLC, Spectrum Eastport, LLC, Spectrum East Fishkill, LLC, Spectrum Manhattan Woods, LLC and Lake Grove Home & Land Company, LLC.
      The limited liability companies are permitted by Section 18-108 of the Delaware Limited Liability Company Act, subject to the procedures and limitations stated therein, to indemnify any person against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with any threatened, pending or completed action, suit or proceeding in which such person is made a party by reason of his being or having been a director, officer, employee or agent of the respective limited liability company. The statute provides that indemnification pursuant to its provisions is not exclusive of other rights of indemnification to which a person may be entitled under any agreement, vote of members or disinterested directors or otherwise.
      The respective limited liability company agreements of the limited liability companies listed above permit indemnification for any loss, damage, cost or expense by reason of any act or omission performed or omitted by a manager on behalf of the limited liability company and in a manner believed to be within the scope of his or her authority, subject to certain exceptions.
      Each limited liability company may purchase and maintain insurance on behalf of any director or officer of such limited liability company against any liability asserted against such person, whether or not such limited liability company would have the power to indemnify such person against such liability under the respective provisions of the limited liability company agreement or otherwise. Each limited liability company has purchased and maintains insurance on behalf of its directors and officers.
      (c) The Colony at Pelican Landing Golf Club, Inc., Community Specialized Services, Inc., Financial Resources Group, Inc., WCI Architecture & Land Planning, Inc., WCI Homes, Inc., Sarasota Tower, Inc., Florida National Properties, Inc., WCI Golf Group, Inc., JYC Holdings, Inc., Communities Home Builders, Inc., Florida Lifestyle Management Company, Marbella At Pelican Bay, Inc., Tarpon Cove Yacht & Racquet Club, Inc., Sun City Center Realty, Inc., Watermark Realty Referral, Inc., WCI Communities Property Management, Inc., Communities Amenities, Inc., Gateway Communications Services, Inc., WCI Realty, Inc., Bay Colony Realty Associates, Inc., Bay Colony of Naples, Inc., Coral Ridge Communities, Inc., Coral Ridge Properties, Inc., Coral Ridge Realty, Inc., Coral Ridge Realty Sales, Inc., Gateway Communities, Inc., Gateway Realty Sales, Inc., Heron Bay, Inc., Heron Bay Golf Course Properties, Inc., Pelican Bay Properties, Inc., Pelican Landing Communities, Inc., Pelican Landing Properties, Inc., Pelican Marsh Properties, Inc., Tarpon Cove Realty, Inc., WCI Capital Corporation, WCI Amenities, Inc, WCI Business Development, Inc., WCI Homebuilding, Inc., WCI Homebuilding Northeast, U.S., Inc., WCI Marketing, Inc., WCI Towers, Inc., Resort at Singer Island Properties, Inc. and Florida Design Communities, Inc.
      The companies have authority under Section 607.0850 of the Florida Business Corporation Act (the “FBCA”) to indemnify their directors and officers in connection with actions, suits and proceedings brought against them if the person acted in good faith and in a manner which the person reasonably believed to be in, or not opposed to, the best interests of the corporation and, with respect to any criminal actions, had no reasonable cause to believe the person’s conduct was unlawful. Unless pursuant to a determination by a court, the determination of whether a director, officer or employee has acted in accordance with the applicable standard of conduct must be made by (i) a majority vote of directors who were not parties to the proceeding or a committee consisting solely of two or more directors not parties to the proceedings, (ii) independent legal counsel selected by a majority vote of the directors who were not parties to the proceeding or committee of directors (or selected by the full board if a quorum or committee cannot be obtained), or (iii) the affirmative vote of the majority of the company’s shareholders who were not parties to the proceeding.
      The FBCA further provides that the companies may make any other or further indemnity by resolution, bylaw, agreement, vote of shareholders or disinterested directors or otherwise, except with respect to certain enumerated acts or omissions of such persons. Florida law prohibits indemnification or advancement of expenses if a judgment or other final adjudication establishes that the actions of a director, officer or employee constitute (i) a violation of criminal law, unless the person had reasonable cause to believe his or her conduct was lawful, (ii) a transaction from which such person derived an improper personal benefit, (iii) willful misconduct or conscious disregard for the best interests of the corporation in the case of a derivative action by a shareholder, or (iv) in the case of a director, a circumstance under which a director would be liable for improper distributions under Section 607.0834 of the FBCA. The FBCA does not affect a director’s responsibilities under any other law, such as federal securities laws.
      The articles of incorporation and/or the by-laws of each of the companies provides that, to the fullest extent permitted by the FBCA, as amended from time to time, each company will indemnify any and all persons whom it has the power to indemnify from and against any and all of the expenses, liabilities or other matters referred to in the FBCA.
      The companies may purchase and maintain insurance on behalf of any director or officer of the company against any liability asserted against such person. The companies have purchased and maintain insurance on behalf of their directors and officers.
      (d) WCI Northeast U.S. Region, LLC, Spectrum Real Estate Development, LLC, Spectrum Long Beach, LLC, Spectrum Kensington LLC, Dix Hills Home & Land Company LLC, Mansion Ridge Home & Land Company LLC, Southbury Home & Land Company LLC, Spectrum Westport, LLC, Carpentry Management Associates, LLC, New Home & Land Company LLC and The Valimar Home & Land Company LLC.
      The limited liability companies are permitted by Section 420 of the New York Limited Liability Company Law, subject to the procedures and limitations stated therein, to indemnify and hold harmless, and advance expenses to, any member, manager or other person, from and against all claims and demands whatsoever; provided, however, that no indemnification may be made to or in behalf of any member, manager or other person if a judgment or other final adjudication adverse to such member, manager or other person establishes (i) that his or her acts were committed in bad faith or were the result of active and deliberate dishonesty and were material to the cause of action so adjudicated, or (ii) that he or she personally gained in fact a financial profit or other advantage to which he or she was not legally entitled.
      The respective limited liability company agreements of the limited liability companies listed above permit indemnification for any loss, damage, cost or expense by reason of any act or omission performed or omitted by a manager on behalf of the limited liability company and in a manner believed to be within the scope of his or her authority, subject to certain exceptions.
      Each limited liability company may purchase and maintain insurance on behalf of any director or officer of such limited liability company against any liability asserted against such person, whether or not such limited liability company would have the power to indemnify such person against such liability under the respective provisions of the limited liability company agreement or otherwise. Each limited liability company has purchased and maintains insurance on behalf of its directors and officers.
      (e) Spectrum FS Corp., Spectrum Customer Care, Inc., Spectrum Homes, Inc., Spectrum Brae Burn Corp., Spectrum Glen Cove Corp., Spectrum Half Moon, Corp., Spectrum Monroe Corp., GC Assets of Nassau, Inc., Spectrum Bellefair Corp., Spectrum Construction Corp., Spectrum Design Studio, Inc., Spectrum Holmdel Corp., Spectrum-Irvington Corp., Spectrum Valimar Corp., Spectrum Landing Corp. and Spectrum-Riverwoods Corp.
      The New York Business Corporation Law (“BCL”), Article 7, Sections 721-726 provide for the indemnification and advancement of expenses to officers and directors. Section 721 provides that indemnification and advancement pursuant to the BCL are not exclusive of any other rights an officer or director may be entitled to, provided that no indemnification may be made to or on behalf of any director or officer if a judgment or other final adjudication adverse to the director or officer establishes that his acts were committed in bad faith or were the result of active and deliberate dishonesty and were material to the cause of action so adjudicated, or that the director personally gained a financial profit or other advantage to which he or she was not legally entitled.

      Section 722 of the BCL provides that a corporation may indemnify an officer or director, in the case of third party actions, against judgments, fines, amounts paid in settlement and reasonable expenses and, in the case of derivative actions, against amounts paid in settlement and reasonable expenses, provided that the director or officer acted in good faith, for a purpose which he or she reasonably believed to be in the best interests of the corporation and, in the case of criminal actions, had no reasonable cause to believe his conduct was unlawful. In addition, statutory indemnification may not be provided in derivative actions (i) which are settled or otherwise disposed of or (ii) in which the director or officer is adjudged liable to the corporation, unless and only to the extent a court determines that the person is fairly and reasonably entitled to indemnity.
      Section 723 of the BCL provides that statutory indemnification is mandatory where the director or officer has been successful, on the merits or otherwise, in the defense of a civil or criminal action or proceeding. Section 723 also provides that expenses of defending a civil or criminal action or proceeding may be advanced by the corporation upon receipt of an undertaking to repay them if and to the extent the recipient is ultimately found not to be entitled to indemnification. Section 725 provides for repayment of such expenses when the recipient is ultimately found not to be entitled to indemnification. Section 726 provides that a corporation may obtain indemnification insurance indemnifying itself and its directors and officers.
      The companies bylaws contains very broad indemnification provisions which permit the companies to avail themselves of the BCL to extend broad protection to their directors, officers and employees by way of indemnity and advancement of expenses. The bylaws set out the standard under which each of the respective companies will indemnify directors and officers, provides for reimbursement in such instances, for the advancement or reimbursement for expenses reasonably incurred in defending an action, and for the extension of indemnity to persons other than directors and officers.
      The companies may purchase and maintain insurance on behalf of any director or officer of the company against any liability asserted against such person. The companies have purchased and maintain insurance on behalf of their directors and officers.
      (f) Spectrum North Bergen LLC.
      Spectrum North Bergen LLC is permitted by Chapter 2B of the New Jersey Limited Liability Company Law, subject to such standards and restrictions, if any, as are set forth in its operating agreement, to, indemnify and hold harmless any member or manager or other person from and against any and all claims and demands whatsoever.
      Spectrum North Bergen LLC’s limited liability company agreement permits indemnification for any loss, damage, cost or expense by reason of any act or omission performed or omitted by a manager on behalf of the limited liability company and in a manner believed to be within the scope of his or her authority, subject to certain exceptions.
      Spectrum North Bergen LLC may purchase and maintain insurance on behalf of any director or officer of Spectrum North Bergen LLC against any liability asserted against such person, whether or not Spectrum North Bergen LLC would have the power to indemnify such person against such liability under the respective provisions of the limited liability company agreement or otherwise. Spectrum North Bergen LLC has purchased and maintains insurance on behalf of its directors and officers.
      (g) Spectrum PDC Corp.
      Subchapter D of Chapter 17 of the Pennsylvania Business Corporation Law of 1988 (the “PBCL” or “Pennsylvania Law”) contains provisions for mandatory and discretionary indemnification of a corporation’s directors, officers, employees and agents, and related matters, which are summarized below.
      Under Section 1741, subject to certain limitations, a corporation has the power to indemnify directors, officers and other parties under certain prescribed circumstances against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred in connection with a threatened, pending or completed action or proceeding, whether civil, criminal, administrative or investigative, to which any of them is a party or threatened to be made a party by reason of his being a representative of the corporation or serving at the request of the corporation as a representative of another corporation, partnership, joint venture, trust or other enterprise, if he acted in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interests of the corporation and, with respect to any criminal proceeding, had no reasonable cause to believe his conduct was unlawful.
      Section 1742 provides for indemnification with respect to derivative actions similar to that provided by Section 1741. However, indemnification is not provided under Section 1742 in respect of any claim, issue or matter as to which a party has been adjudged to be liable to the corporation unless and only to the extent that the proper court determines upon application that, despite the adjudication of liability but in view of all the circumstances of the case, the party is fairly and reasonably entitled to indemnity for the expenses that the court deems proper.
      Section 1743 provides that indemnification against expenses is mandatory to the extent that a party has been successful on the merits or otherwise in defense of any such action or proceeding referred to in Section 1741 or 1742.
      Section 1744 provides that unless ordered by a court, any indemnification under Section 1741 or 1742 shall be made by the corporation as authorized in the specific case upon a determination that indemnification of a party is proper because the party met the applicable standard of conduct, and such determination will be made by (i) the board of directors by a majority vote of a quorum of directors not parties to the action or proceeding; (ii) if a quorum is not obtainable or if obtainable and a majority of disinterested directors so directs, by independent legal counsel in a written opinion; or (iii) by the shareholders.
      Section 1745 provides that expenses incurred by a parties in defending any action or proceeding referred to in Subchapter D of Chapter 17 of the PBCL may be paid by the corporation in advance of the final disposition of such action or proceeding upon receipt of an undertaking by or on behalf of the party to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the corporation.
      Section 1746 provides generally that except in any case where the act or failure to act giving rise to the claim for indemnification is determined by a court to have constituted willful misconduct or recklessness, the indemnification and advancement of expenses provided by Subchapter D of Chapter 17 of the PBCL shall not be deemed exclusive of any other rights to which a Representative seeking indemnification or advancement of expenses may be entitled under any bylaw, agreement, vote of shareholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding that office.
      Spectrum PDC Corp.’s bylaws contain very broad indemnification provisions that permit Spectrum PDC Corp. to avail itself of the PBCL to extend broad protection to its directors, officers and employees by way of indemnity and advancement of expenses. The bylaws set out the standard under which Spectrum PDC Corp. will indemnify directors and officers, provide for reimbursement in such instances, for the advancement or reimbursement for expenses reasonably incurred in defending an action, and for the extension of indemnity to persons other than directors and officers.
      Spectrum PDC Corp. may purchase and maintain insurance on behalf of any director or officer of the company against any liability asserted against such person. Spectrum PDC Corp. has purchased and maintains insurance on behalf of its directors and officers.
      (h) Renaissance Housing Corp. and Renaissance at South River Inc.
      Under Section 2-418(b) of the Maryland General Corporation Law (“MGCL”), companies may indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made a party by reason of their service in those or other capacities unless it is established that (i) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty; (ii) the director or officer actually received an improper personal benefit in money, property, or services; or (iii) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, a company may not, under the MGCL, indemnify a director in respect of any proceeding in which the director shall have been adjudged to be liable to the company or in respect of any proceeding charging improper personal benefit in which the director was adjudged to be liable on the basis that personal benefit was improperly received.
      Unless limited by charter, under Section 2-418(d) of the MGCL, a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding shall be indemnified against reasonable expenses icurred by the director or officer in connection with the proceeding. In addition, the MGCL allows the company to advance reasonable expenses to a director or officer upon the company’s receipt of (i) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the company, and (ii) a written undertaking by or on his or her behalf to repay the amount paid or reimbursed by the company if it shall ultimately be determined that the standard of conduct was not met. The MGCL further provides that indemnification pursuant to its provisions is not exclusive of other rights of indemnification to which a person may be entitled under the charter, by-laws, resolutions of stockholders or directors, any agreement or otherwise.
      As permitted by Section 2-418 of the MGCL, the certificate of incorporation of each of the companies eliminates a director’s personal liability for monetary damages to the company and its stockholders unless the liability arises from an act or omission as set forth above. The companies may purchase and maintain insurance on behalf of any director or officer of the company against any liability asserted against such person, whether or not the companies would have the power to indemnify such person against such liability under the provisions of the certificate of incorporation or otherwise. The companies have purchased and maintain insurance on behalf of their directors and officers.
      (i) Fair Oaks Parkway, LLC; Hunting Ridge II, LLC; Hunting Ridge III, LLC; Poplar Tree LLC; Renaissance at Beacon Hill, LLC; Renaissance at Beacon Hill II, LLC; Renaissance at Bellview Road, LLC; Renaissance at the Bridges of Oakton, LLC; Renaissance at Bridges of Oakton II, LLC; Renaissance at Cardinal Forest, LLC; Renaissance Centro Arlington LLC, Renaissance Centro Columbia LLC; Renaissance at Custom Communities, LLC; Renaissance Customs, LLC; Renaissance at Evergreen Mills Road, LLC; Renaissance at Foxhall, LLC; Renaissance at Georgetown Pike, LLC; Renaissance at Hunting Hills, LLC; Renaissance at King’s Crossing, LLC; Renaissance at Lake Manassas, LLC; Renaissance Land, LLC; Renaissance at Oak Creek Club, LLC; Renaissance at Oakton Glen, LLC; Renaissance at Occoquan Walk, LLC; Renaissance at River Creek Towns, LLC; Renaissance at River Creek II, LLC; Renaissance at Rugby Road, LLC; Renaissance at Rugby Road II, LLC; Renaissance at The Oaks, LLC; Renaissance at Timberlake, LLC; Renaissance at Timberlake II, LLC; Reston Building Company, LLC; RMH, LLC and Woodland Properties, LLC.
      Under Section 13.1-1009 of the Virginia Limited Liability Company Act (“VLLCA”), a limited liability company has the power to indemnify and hold harmless any member or manager or other person from and against any and all claims and demands whatsoever, subject to such standards and restrictions, if any, as are set forth in the articles of organization of operating agreement of the limited liability company. Under Section 13.1-1025 of the VLLCA, a Virginia limited liability company generally is authorized to limit the liability of its members and manager if specified in writing in its articles of organization or operating agreement, except that the liability of such members or managers shall not be limited if such persons engage in willful misconduct or a knowing violation of the criminal law.
      The respective operating agreements of the limited liability companies contain very broad indemnification provisions that permit the limited liability companies to avail themselves of the VLLCA to extend broad protection to its members or managers by way of indemnity. The limited liability companies may purchase and maintain insurance on behalf of any member or manager or other person against any liability asserted against such person. The limited liability companies have purchased and maintain insurance on behalf of its members and managers.
      (j) Renaissance at River Creek, Inc.; Renaissance at River Creek Villas, Inc.; Renaissance at Roseland, Inc. and Renaissance Holdings Corp.
      Under Sections 13.1-697 and 13.1-702 of the Virginia Stock Corporation Act (the “VSCA”), a corporation may indemnify an officer or director, among others, made a party to a proceeding because he is or was an officer or director of the corporation against judgments, settlements penalties, fines, including any excise tax assessed with respect to any employee benefit plan or reasonable expenses incurred in connection with any proceeding if the director (i) conducted himself in good faith and (ii) believed his conduct to be in the best interests of the corporation and, in the case of criminal actions, had no reasonable cause to believe that the conduct was unlawful. However, the corporation may not, under the VSCA, indemnify a director in respect of any proceeding in which the director shall have been adjudged to be liable to the corporation or in connection with any proceeding charging improper personal benefit to the director in which the director was adjudged to be liable on the basis that personal benefit was improperly received by him.
      Unless limited by its articles of incorporation, under Section 13.1-698 of the VSCA, a director or officer who entirely prevails in the defense of any proceeding shall be indemnified against reasonable expenses incurred by the director or officer in connection with the proceeding. In addition, the VSCA allows the corporation to advance reasonable expenses to a director or officer if the director or officer furnishes (i) a written affirmation of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation, (ii) a written undertaking by or on his behalf to repay the amount paid or reimbursed by the corporation if it shall ultimately be determined that the standard of conduct was not met and (iii) a determination is made that the facts then known to those making the determination would not preclude indemnification under the provisions of the VSCA or otherwise.
      The VSCA further provides that a corporation shall have the power to make any further indemnity and to make additional provision for advances and reimbursement of expenses to any director or officer, among others, under the articles, any by-law, a resolution of stockholders or directors, an agreement or otherwise, except any indemnity against such director or officer’s (i) willful misconduct or (ii) knowing violation of the criminal law.
      As permitted by the VSCA, the certificate of incorporation of each of the companies eliminates a director’s personal liability for monetary damages to the corporation and its stockholders unless the liability arises from an act or omission as set forth above. The companies may purchase and maintain insurance on behalf of any director or officer, among others, of the corporation against any liability asserted against or incurred by such person, whether or not the corporations would have the power to indemnify such person against such liability under the provisions of the VSCA or otherwise. The companies have purchased and maintain insurance on behalf of their directors and officers.

Item 16.	Exhibits
      (a) Exhibits

Exhibit
Number	Description

1	Form of Underwriting Agreement*

4.1	Form of Senior Note Indenture***

4.2	Form of Senior Subordinated Note Indenture***

4.3	Form of Subordinated Note Indenture***

4.4	Form of Specimen Certificate for Registrant’s Common Stock(1)

4.5	Form of Specimen Certificate for Registrant’s Preferred Stock and Form of Certificate of Designations for Preferred Stock*

Exhibit
Number	Description

4.6	Form of Senior Note*

4.7	Form of Senior Subordinated Note*

4.8	Form of Subordinated Note*

5	Opinion of Simpson Thacher & Bartlett LLP as to the legality of the securities being registered***

12.1	Statement re Computation of Ratios***

23.1	Consent of Simpson Thacher & Bartlett LLP (contained in Exhibit 5)***

23.2	Consent of PricewaterhouseCoopers LLP***

24.1	Power of Attorney (contained on signature page)***

25.1	Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939 of the trustee**

*	To be filed by a current report on Form 8-K and incorporated herein by reference

**	To be Filed by Amendment

***	Filed herewith

(1)	Incorporated by reference to exhibit 4.4 filed with WCI Communities, Inc’s Registration Statement on Form S-1 (Registration No. 333-69048).

Item 17.	Undertakings
      The undersigned registrants hereby undertake:

(1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

(ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20 percent change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement; and

(iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement; provided, however, That paragraphs 1(i) and (1)(ii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by the registrant pursuant to section 13 or section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in this registration statement.

(2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

      Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrants pursuant to the foregoing provisions, or otherwise, the registrants have been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrants of expenses incurred or paid by the director, officer or controlling person of the registrants in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrants will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.
      The undersigned registrants hereby undertake that, for purposes of determining any liability under the Securities Act, each filing of the registrants’ annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act that is incorporated by reference in this Registration Statement shall be deemed to be a new registration statement relating to the securities offered herein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

SIGNATURES
      Pursuant to the requirements of the Securities Act, the registrant issuer has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Bonita Springs, state of Florida, on May 11, 2005.

WCI COMMUNITIES, INC.

By:	/s/ James D. Cullen

Name: James D. Cullen

Title:	Vice President and Assistant Secretary
POWER OF ATTORNEY
      Each of the undersigned, being an officer or director, or both, of WCI Communities, Inc. (the “Company”), in his or her capacity as set forth below, hereby constitutes and appoints, James P. Dietz, Vivien N. Hastings and James D. Cullen and each of them, his true and lawful attorney and agent, to do any and all acts and all things and to execute any and all instruments which said attorney and agent may deem necessary or desirable to enable the Company to comply with the Securities Act of 1933, as amended (the “Act”), and any rules, regulations and requirements of the Securities and Exchange Commission thereunder, in connection with the registration under the Act of the securities registered under this Registration Statement (the “Securities”), including, without limitation, the power and authority to sign the name of each of the undersigned in the capacities indicated below to the Registration Statement on Form S-3 to be filed with the Securities and Exchange Commission with respect to such Securities, to any and all amendments or supplements to such Registration Statement, whether such amendments or supplements are filed before or after the effective date of such Registration Statement, to any related Registration Statement filed pursuant to Rule 462 under the Act, and to any and all instruments or documents filed as part of or in connection with such registration statement or any and all amendments thereto, whether such amendments are filed before or after the effective date of such Registration Statement; and each of the undersigned hereby ratifies and confirms all that such attorney and agent shall do or cause to be done by virtue hereof.
      Pursuant to the requirements of the Securities Act, this registration statement has been signed on May 11, 2005 by or on behalf of the following persons in the capacities indicated with the registrant.

Signature	Title

/s/ Alfred Hoffman, Jr. Alfred Hoffman, Jr.	Chairman of the Board and Director

/s/ Jerry L. Starkey Jerry L. Starkey	President, Chief Executive Officer and Director (principal executive officer)

/s/ James P. Dietz James P. Dietz	Senior Vice President and Chief Financial Officer (principal financial officer)

/s/ Scott A. Perry Scott A. Perry	Chief Accounting Officer (principal accounting officer)

Signature	Title

/s/ Don E. Ackerman Don E. Ackerman	Director

/s/ John H. Dasburg John H. Dasburg	Director

/s/ Hilliard M. Eure, III Hilliard M. Eure, III	Director

/s/ F. Philip Handy F. Philip Handy	Director

/s/ Lawrence L. Landry Lawrence L. Landry	Director

/s/ Thomas F. McWilliams Thomas F. McWilliams	Director

/s/ Kathleen M. Shanahan Kathleen M. Shanahan	Director

SIGNATURES
      Pursuant to the requirements of the Securities Act, the registrant guarantor has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Bonita Springs, state of Florida, on May 11, 2005.

BAY COLONY OF NAPLES, INC.

By:	/s/ James D. Cullen

Name: James D. Cullen

Title:	Vice President and Assistant Secretary
POWER OF ATTORNEY
      Each of the undersigned, being an officer or director, or both, of Bay Colony of Naples, Inc. (the “Company”), in his or her capacity as set forth below, hereby constitutes and appoints, James P. Dietz, Vivien N. Hastings and James D. Cullen and each of them, his true and lawful attorney and agent, to do any and all acts and all things and to execute any and all instruments which said attorney and agent may deem necessary or desirable to enable the Company to comply with the Securities Act of 1933, as amended (the “Act”), and any rules, regulations and requirements of the Securities and Exchange Commission thereunder, in connection with the registration under the Act of the securities registered under this Registration Statement (the “Securities”), including, without limitation, the power and authority to sign the name of each of the undersigned in the capacities indicated below to the Registration Statement on Form S-3 to be filed with the Securities and Exchange Commission with respect to such Securities, to any and all amendments or supplements to such Registration Statement, whether such amendments or supplements are filed before or after the effective date of such Registration Statement, to any related Registration Statement filed pursuant to Rule 462 under the Act, and to any and all instruments or documents filed as part of or in connection with such registration statement or any and all amendments thereto, whether such amendments are filed before or after the effective date of such Registration Statement; and each of the undersigned hereby ratifies and confirms all that such attorney and agent shall do or cause to be done by virtue hereof.
      Pursuant to the requirements of the Securities Act, this registration statement has been signed on May 11, 2005 by or on behalf of the following persons in the capacities indicated with the registrant.

Signature	Title

/s/ Christopher J. Hanlon Christopher J. Hanlon	President and Director (principal executive officer)

/s/ Ernest J. Scheidemann Ernest J. Scheidemann	Vice President, Treasurer (principal financial officer/principal accounting officer)

/s/ Vivien N. Hastings Vivien N. Hastings	Secretary and Director

SIGNATURES
      Pursuant to the requirements of the Securities Act, the registrant guarantor has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Bonita Springs, state of Florida, on May 11, 2005.

BAY COLONY REALTY ASSOCIATES, INC.
GATEWAY REALTY SALES, INC.
PELICAN BAY PROPERTIES, INC.
PELICAN MARSH PROPERTIES, INC.
TARPON COVE REALTY, INC.

By:	/s/ James D. Cullen

Name: James D. Cullen

Title:	Vice President and Assistant Secretary
POWER OF ATTORNEY
      Each of the undersigned, being an officer or director, or both, of each of Bay Colony Realty Associates, Inc., Gateway Realty Sales, Inc., Pelican Bay Properties, Inc., Pelican Marsh Properties, Inc. and Tarpon Cove Realty, Inc. (each, the “Company”), in his or her capacity as set forth below, hereby constitutes and appoints, James P. Dietz, Vivien N. Hastings and James D. Cullen and each of them, his true and lawful attorney and agent, to do any and all acts and all things and to execute any and all instruments which said attorney and agent may deem necessary or desirable to enable the Company to comply with the Securities Act of 1933, as amended (the “Act”), and any rules, regulations and requirements of the Securities and Exchange Commission thereunder, in connection with the registration under the Act of the securities registered under this Registration Statement (the “Securities”), including, without limitation, the power and authority to sign the name of each of the undersigned in the capacities indicated below to the Registration Statement on Form S-3 to be filed with the Securities and Exchange Commission with respect to such Securities, to any and all amendments or supplements to such Registration Statement, whether such amendments or supplements are filed before or after the effective date of such Registration Statement, to any related Registration Statement filed pursuant to Rule 462 under the Act, and to any and all instruments or documents filed as part of or in connection with such registration statement or any and all amendments thereto, whether such amendments are filed before or after the effective date of such Registration Statement; and each of the undersigned hereby ratifies and confirms all that such attorney and agent shall do or cause to be done by virtue hereof.
      Pursuant to the requirements of the Securities Act, this registration statement has been signed on May 11, 2005 by or on behalf of the following persons in the capacities indicated with the registrant.

Signature	Title

/s/ Wanda Z. Cross Wanda Z. Cross	President and Director (principal executive officer)

/s/ Ernest J. Scheidemann Ernest J. Scheidemann	Vice President, Treasurer and Director (principal financial officer/principal accounting officer)

/s/ Vivien N. Hastings Vivien N. Hastings	Secretary and Director

SIGNATURES
      Pursuant to the requirements of the Securities Act, the registrant guarantor has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Bonita Springs, state of Florida, on May 11, 2005.

BAY COLONY-GATEWAY, INC.

By:	/s/ James D. Cullen

Name: James D. Cullen

Title:	Vice President and Assistant Secretary
POWER OF ATTORNEY
      Each of the undersigned, being an officer or director, or both, of Bay Colony-Gateway, Inc. (the “Company”), in his or her capacity as set forth below, hereby constitutes and appoints, James P. Dietz, Vivien N. Hastings and James D. Cullen and each of them, his true and lawful attorney and agent, to do any and all acts and all things and to execute any and all instruments which said attorney and agent may deem necessary or desirable to enable the Company to comply with the Securities Act of 1933, as amended (the “Act”), and any rules, regulations and requirements of the Securities and Exchange Commission thereunder, in connection with the registration under the Act of the securities registered under this Registration Statement (the “Securities”), including, without limitation, the power and authority to sign the name of each of the undersigned in the capacities indicated below to the Registration Statement on Form S-3 to be filed with the Securities and Exchange Commission with respect to such Securities, to any and all amendments or supplements to such Registration Statement, whether such amendments or supplements are filed before or after the effective date of such Registration Statement, to any related Registration Statement filed pursuant to Rule 462 under the Act, and to any and all instruments or documents filed as part of or in connection with such registration statement or any and all amendments thereto, whether such amendments are filed before or after the effective date of such Registration Statement; and each of the undersigned hereby ratifies and confirms all that such attorney and agent shall do or cause to be done by virtue hereof.
      Pursuant to the requirements of the Securities Act, this registration statement has been signed on May 11, 2005 by or on behalf of the following persons in the capacities indicated with the registrant.

Signature	Title

/s/ Jerry L. Starkey Jerry L. Starkey	President and Director (principal executive officer)

/s/ James P. Dietz James P. Dietz	Senior Vice President, Chief Financial Officer and Director (principal financial officer)

/s/ Ernest J. Scheidemann Ernest J. Scheidemann	Vice President and Treasurer (principal accounting officer)

/s/ Michael R. Greenberg Michael R. Greenberg	Director

SIGNATURES
      Pursuant to the requirements of the Securities Act, the registrant guarantor has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Bonita Springs, state of Florida, on May 11, 2005.

DIX HILLS HOME & LAND COMPANY LLC
SOUTHBURY HOME & LAND COMPANY LLC
CARPENTRY MANAGEMENT ASSOCIATES, LLC
MANSION RIDGE HOME & LAND COMPANY LLC
SPECTRUM WESTPORT, LLC

By: SPECTRUM HOMES, INC. as sole Member

By:	/s/ James D. Cullen

Name: James D. Cullen

Title:	Vice President
POWER OF ATTORNEY
      Each of the undersigned, being an officer or director, or both, of Dix Hills Home & Land Company LLC, Southbury Home & Land Company LLC, Carpentry Management Associates, LLC, Mansion Ridge Home & Land Company LLC and Spectrum Westport, LLC. (each, the “Company”), in his or her capacity as set forth below, hereby constitutes and appoints, James P. Dietz, Vivien N. Hastings and James D. Cullen and each of them, his true and lawful attorney and agent, to do any and all acts and all things and to execute any and all instruments which said attorney and agent may deem necessary or desirable to enable the Company to comply with the Securities Act of 1933, as amended (the “Act”), and any rules, regulations and requirements of the Securities and Exchange Commission thereunder, in connection with the registration under the Act of the securities registered under this Registration Statement (the “Securities”), including, without limitation, the power and authority to sign the name of each of the undersigned in the capacities indicated below to the Registration Statement on Form S-3 to be filed with the Securities and Exchange Commission with respect to such Securities, to any and all amendments or supplements to such Registration Statement, whether such amendments or supplements are filed before or after the effective date of such Registration Statement, to any related Registration Statement filed pursuant to Rule 462 under the Act, and to any and all instruments or documents filed as part of or in connection with such registration statement or any and all amendments thereto, whether such amendments are filed before or after the effective date of such Registration Statement; and each of the undersigned hereby ratifies and confirms all that such attorney and agent shall do or cause to be done by virtue hereof.

      Pursuant to the requirements of the Securities Act, this registration statement has been signed on May 11, 2005 by or on behalf of the following persons in the capacities indicated with the registrant.

Signature	Title

/s/ Mitchell C. Hochberg Mitchell C. Hochberg	President and Director (principal executive officer)

/s/ Andrew N. Stark Andrew N. Stark	Vice President and Director (principal financial officer)

/s/ James P. Hussey James P. Hussey	Secretary, Treasurer and Director (principal accounting officer)

SIGNATURES
      Pursuant to the requirements of the Securities Act, the registrant guarantor has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Bonita Springs, state of Florida, on May 11, 2005.

COMMUNITIES AMENITIES, INC.

By:	/s/ James D. Cullen

Name: James D. Cullen

Title:	Vice President and Assistant Secretary
POWER OF ATTORNEY
      Each of the undersigned, being an officer or director, or both, of Communities Amenities, Inc. (the “Company”), in his or her capacity as set forth below, hereby constitutes and appoints, James P. Dietz, Vivien N. Hastings and James D. Cullen and each of them, his true and lawful attorney and agent, to do any and all acts and all things and to execute any and all instruments which said attorney and agent may deem necessary or desirable to enable the Company to comply with the Securities Act of 1933, as amended (the “Act”), and any rules, regulations and requirements of the Securities and Exchange Commission thereunder, in connection with the registration under the Act of the securities registered under this Registration Statement (the “Securities”), including, without limitation, the power and authority to sign the name of each of the undersigned in the capacities indicated below to the Registration Statement on Form S-3 to be filed with the Securities and Exchange Commission with respect to such Securities, to any and all amendments or supplements to such Registration Statement, whether such amendments or supplements are filed before or after the effective date of such Registration Statement, to any related Registration Statement filed pursuant to Rule 462 under the Act, and to any and all instruments or documents filed as part of or in connection with such registration statement or any and all amendments thereto, whether such amendments are filed before or after the effective date of such Registration Statement; and each of the undersigned hereby ratifies and confirms all that such attorney and agent shall do or cause to be done by virtue hereof.
      Pursuant to the requirements of the Securities Act, this registration statement has been signed on May 11, 2005 by or on behalf of the following persons in the capacities indicated with the registrant.

Signature	Title

/s/ David L. Fry David L. Fry	President and Director (principal executive officer)

/s/ Ernest J. Scheidemann Ernest J. Scheidemann	Vice President and Treasurer (principal financial officer and principal accounting officer)

SIGNATURES
      Pursuant to the requirements of the Securities Act, the registrant guarantor has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Bonita Springs, state of Florida, on May 11, 2005.

COMMUNITIES FINANCE COMPANY, LLC

By:	/s/ James D. Cullen

Name: James D. Cullen

Title:	Vice President and Assistant Secretary
POWER OF ATTORNEY
      Each of the undersigned, being an officer or director, or both, of Communities Finance Company, LLC (the “Company”), in his or her capacity as set forth below, hereby constitutes and appoints, James P. Dietz, Vivien N. Hastings and James D. Cullen and each of them, his true and lawful attorney and agent, to do any and all acts and all things and to execute any and all instruments which said attorney and agent may deem necessary or desirable to enable the Company to comply with the Securities Act of 1933, as amended (the “Act”), and any rules, regulations and requirements of the Securities and Exchange Commission thereunder, in connection with the registration under the Act of the securities registered under this Registration Statement (the “Securities”), including, without limitation, the power and authority to sign the name of each of the undersigned in the capacities indicated below to the Registration Statement on Form S-3 to be filed with the Securities and Exchange Commission with respect to such Securities, to any and all amendments or supplements to such Registration Statement, whether such amendments or supplements are filed before or after the effective date of such Registration Statement, to any related Registration Statement filed pursuant to Rule 462 under the Act, and to any and all instruments or documents filed as part of or in connection with such registration statement or any and all amendments thereto, whether such amendments are filed before or after the effective date of such Registration Statement; and each of the undersigned hereby ratifies and confirms all that such attorney and agent shall do or cause to be done by virtue hereof.
      Pursuant to the requirements of the Securities Act, this registration statement has been signed on May 11, 2005 by or on behalf of the following persons in the capacities indicated with the registrant.

Signature	Title

/s/ James P. Dietz James P. Dietz	President and Manager (principal executive officer)

/s/ Ernest J. Scheidemann Ernest J. Scheidemann	Vice President and Treasurer (principal accounting officer/principal financial officer)

/s/ Jerry L. Starkey Jerry L. Starkey	Manager

SIGNATURES
      Pursuant to the requirements of the Securities Act, the registrant guarantor has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Bonita Springs, state of Florida, on May 11, 2005.

COMMUNITIES HOME BUILDERS, INC.

By:	/s/ James D. Cullen

Name: James D. Cullen

Title:	Vice President and Assistant Secretary
POWER OF ATTORNEY
      Each of the undersigned, being an officer or director, or both, of Communities Home Builders, Inc. (the “Company”), in his or her capacity as set forth below, hereby constitutes and appoints, James P. Dietz, Vivien N. Hastings and James D. Cullen and each of them, his true and lawful attorney and agent, to do any and all acts and all things and to execute any and all instruments which said attorney and agent may deem necessary or desirable to enable the Company to comply with the Securities Act of 1933, as amended (the “Act”), and any rules, regulations and requirements of the Securities and Exchange Commission thereunder, in connection with the registration under the Act of the securities registered under this Registration Statement (the “Securities”), including, without limitation, the power and authority to sign the name of each of the undersigned in the capacities indicated below to the Registration Statement on Form S-3 to be filed with the Securities and Exchange Commission with respect to such Securities, to any and all amendments or supplements to such Registration Statement, whether such amendments or supplements are filed before or after the effective date of such Registration Statement, to any related Registration Statement filed pursuant to Rule 462 under the Act, and to any and all instruments or documents filed as part of or in connection with such registration statement or any and all amendments thereto, whether such amendments are filed before or after the effective date of such Registration Statement; and each of the undersigned hereby ratifies and confirms all that such attorney and agent shall do or cause to be done by virtue hereof.
      Pursuant to the requirements of the Securities Act, this registration statement has been signed on May 11, 2005 by or on behalf of the following persons in the capacities indicated with the registrant.

Signature	Title

/s/ Timothy Oak Timothy Oak	President and Director (principal executive officer)

/s/ Ernest J. Scheidemann Ernest J. Scheidemann	Vice President and Treasurer (principal financial officer/ principal accounting officer)

/s/ Michael R. Greenberg Michael R. Greenberg	Director

SIGNATURES
      Pursuant to the requirements of the Securities Act, the registrant guarantor has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Bonita Springs, state of Florida, on May 11, 2005.

COMMUNITY SPECIALIZED SERVICES, INC.

By:	/s/ James D. Cullen

Name: James D. Cullen

Title:	Vice President and Secretary
POWER OF ATTORNEY
      Each of the undersigned, being an officer or director, or both, of Community Specialized Services, Inc. (the “Company”), in his or her capacity as set forth below, hereby constitutes and appoints, James P. Dietz, Vivien N. Hastings and James D. Cullen and each of them, his true and lawful attorney and agent, to do any and all acts and all things and to execute any and all instruments which said attorney and agent may deem necessary or desirable to enable the Company to comply with the Securities Act of 1933, as amended (the “Act”), and any rules, regulations and requirements of the Securities and Exchange Commission thereunder, in connection with the registration under the Act of the securities registered under this Registration Statement (the “Securities”), including, without limitation, the power and authority to sign the name of each of the undersigned in the capacities indicated below to the Registration Statement on Form S-3 to be filed with the Securities and Exchange Commission with respect to such Securities, to any and all amendments or supplements to such Registration Statement, whether such amendments or supplements are filed before or after the effective date of such Registration Statement, to any related Registration Statement filed pursuant to Rule 462 under the Act, and to any and all instruments or documents filed as part of or in connection with such registration statement or any and all amendments thereto, whether such amendments are filed before or after the effective date of such Registration Statement; and each of the undersigned hereby ratifies and confirms all that such attorney and agent shall do or cause to be done by virtue hereof.
      Pursuant to the requirements of the Securities Act, this registration statement has been signed on May 11, 2005 by or on behalf of the following persons in the capacities indicated with the registrant.

Signature	Title

/s/ Donald Rugh Donald Rugh	President (principal executive officer)

/s/ Ernest J. Scheidemann Ernest J. Scheidemann	Vice President and Treasurer (principal financial officer/principal accounting officer/)

/s/ Jerry L. Starkey Jerry L. Starkey	Director

/s/ James P. Dietz James P. Dietz	Director

/s/ Timothy Oak Timothy Oak	Director

SIGNATURES
      Pursuant to the requirements of the Securities Act, the registrant guarantor has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Bonita Springs, state of Florida, on May 11, 2005.

CORAL RIDGE COMMUNITIES, INC.

By:	/s/ James D. Cullen

Name: James D. Cullen

Title:	Vice President and Assistant Secretary
POWER OF ATTORNEY
      Each of the undersigned, being an officer or director, or both, of Coral Ridge Communities, Inc. (the “Company”), in his or her capacity as set forth below, hereby constitutes and appoints, James P. Dietz, Vivien N. Hastings and James D. Cullen and each of them, his true and lawful attorney and agent, to do any and all acts and all things and to execute any and all instruments which said attorney and agent may deem necessary or desirable to enable the Company to comply with the Securities Act of 1933, as amended (the “Act”), and any rules, regulations and requirements of the Securities and Exchange Commission thereunder, in connection with the registration under the Act of the securities registered under this Registration Statement (the “Securities”), including, without limitation, the power and authority to sign the name of each of the undersigned in the capacities indicated below to the Registration Statement on Form S-3 to be filed with the Securities and Exchange Commission with respect to such Securities, to any and all amendments or supplements to such Registration Statement, whether such amendments or supplements are filed before or after the effective date of such Registration Statement, to any related Registration Statement filed pursuant to Rule 462 under the Act, and to any and all instruments or documents filed as part of or in connection with such registration statement or any and all amendments thereto, whether such amendments are filed before or after the effective date of such Registration Statement; and each of the undersigned hereby ratifies and confirms all that such attorney and agent shall do or cause to be done by virtue hereof.
      Pursuant to the requirements of the Securities Act, this registration statement has been signed on May 11, 2005 by or on behalf of the following persons in the capacities indicated with the registrant.

Signature	Title

/s/ Albert F. Moscato, Jr. Albert F. Moscato, Jr.	President (principal executive officer)

/s/ Ernest J. Scheidemann Ernest J. Scheidemann	Vice President and Treasurer (principal financial officer/ principal accounting officer)

/s/ Paul Angelo Paul Angelo	Director

SIGNATURES
      Pursuant to the requirements of the Securities Act, the registrant guarantor has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Bonita Springs, state of Florida, on May 11, 2005.

CORAL RIDGE PROPERTIES, INC.
CORAL RIDGE REALTY SALES, INC.

By:	/s/ James D. Cullen

Name: James D. Cullen

Title:	Vice President and Assistant Secretary
POWER OF ATTORNEY
      Each of the undersigned, being an officer or director, or both, of each Coral Ridge Properties, Inc. and of Coral Ridge Realty Sales, Inc. (each, the “Company”), in his or her capacity as set forth below, hereby constitutes and appoints, James P. Dietz, Vivien N. Hastings and James D. Cullen and each of them, his true and lawful attorney and agent, to do any and all acts and all things and to execute any and all instruments which said attorney and agent may deem necessary or desirable to enable the Company to comply with the Securities Act of 1933, as amended (the “Act”), and any rules, regulations and requirements of the Securities and Exchange Commission thereunder, in connection with the registration under the Act of the securities registered under this Registration Statement (the “Securities”), including, without limitation, the power and authority to sign the name of each of the undersigned in the capacities indicated below to the Registration Statement on Form S-3 to be filed with the Securities and Exchange Commission with respect to such Securities, to any and all amendments or supplements to such Registration Statement, whether such amendments or supplements are filed before or after the effective date of such Registration Statement, to any related Registration Statement filed pursuant to Rule 462 under the Act, and to any and all instruments or documents filed as part of or in connection with such registration statement or any and all amendments thereto, whether such amendments are filed before or after the effective date of such Registration Statement; and each of the undersigned hereby ratifies and confirms all that such attorney and agent shall do or cause to be done by virtue hereof.
      Pursuant to the requirements of the Securities Act, this registration statement has been signed on May 11, 2005 by or on behalf of the following persons in the capacities indicated with the registrant.

Signature	Title

/s/ Albert F. Moscato, Jr. Albert F. Moscato, Jr.	President and Director (principal executive officer)

/s/ Ernest J. Scheidemann Ernest J. Scheidemann	Vice President and Treasurer (principal financial officer/ principal accounting officer)

SIGNATURES
      Pursuant to the requirements of the Securities Act, the registrant guarantor has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Bonita Springs, state of Florida, on May 11, 2005.

CORAL RIDGE REALTY, INC.

By:	/s/ James D. Cullen

Name: James D. Cullen

Title:	Vice President and Assistant Secretary
POWER OF ATTORNEY
      Each of the undersigned, being an officer or director, or both, of Coral Ridge Realty, Inc. (the “Company”), in his or her capacity as set forth below, hereby constitutes and appoints, James P. Dietz, Vivien N. Hastings and James D. Cullen and each of them, his true and lawful attorney and agent, to do any and all acts and all things and to execute any and all instruments which said attorney and agent may deem necessary or desirable to enable the Company to comply with the Securities Act of 1933, as amended (the “Act”), and any rules, regulations and requirements of the Securities and Exchange Commission thereunder, in connection with the registration under the Act of the securities registered under this Registration Statement (the “Securities”), including, without limitation, the power and authority to sign the name of each of the undersigned in the capacities indicated below to the Registration Statement on Form S-3 to be filed with the Securities and Exchange Commission with respect to such Securities, to any and all amendments or supplements to such Registration Statement, whether such amendments or supplements are filed before or after the effective date of such Registration Statement, to any related Registration Statement filed pursuant to Rule 462 under the Act, and to any and all instruments or documents filed as part of or in connection with such registration statement or any and all amendments thereto, whether such amendments are filed before or after the effective date of such Registration Statement; and each of the undersigned hereby ratifies and confirms all that such attorney and agent shall do or cause to be done by virtue hereof.
      Pursuant to the requirements of the Securities Act, this registration statement has been signed on May 11, 2005 by or on behalf of the following persons in the capacities indicated with the registrant.

Signature	Title

/s/ Mark Smietana, Sr. Mark Smietana, Sr.	President and Director (principal executive officer)

/s/ Albert F. Moscato, Jr. Albert F. Moscato, Jr.	Vice President and Director

/s/ Ernest J. Scheidemann Ernest J. Scheidemann	Vice President and Treasurer (principal financial officer/principal accounting officer)

SIGNATURES
      Pursuant to the requirements of the Securities Act, the registrant guarantor has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Bonita Springs, state of Florida, on May 11, 2005.

RENAISSANCE AT RIVER CREEK, INC.
RENAISSANCE AT ROSELAND, INC.
RENAISSANCE AT RIVER CREEK VILLAS, INC.
RENAISSANCE HOLDINGS CORP.
RENAISSANCE HOUSING CORP.
RENAISSANCE AT SOUTH RIVER, INC.

By:	/s/ James D. Cullen

Name: James D. Cullen

Title:	Vice President and Assistant Secretary
POWER OF ATTORNEY
      Each of the undersigned, being an officer or director, or both, of Renaissance at River Creek, Inc., Renaissance at Roseland, Inc., Renaissance at River Creek Villas, Inc., Renaissance Holdings Corp., Renaissance Housing Corp. and Renaissance at South River, Inc., (each, the “Company”), in his or her capacity as set forth below, hereby constitutes and appoints, James P. Dietz, Vivien N. Hastings and James D. Cullen and each of them, his true and lawful attorney and agent, to do any and all acts and all things and to execute any and all instruments which said attorney and agent may deem necessary or desirable to enable the Company to comply with the Securities Act of 1933, as amended (the “Act”), and any rules, regulations and requirements of the Securities and Exchange Commission thereunder, in connection with the registration under the Act of the securities registered under this Registration Statement (the “Securities”), including, without limitation, the power and authority to sign the name of each of the undersigned in the capacities indicated below to the Registration Statement on Form S-3 to be filed with the Securities and Exchange Commission with respect to such Securities, to any and all amendments or supplements to such Registration Statement, whether such amendments or supplements are filed before or after the effective date of such Registration Statement, to any related Registration Statement filed pursuant to Rule 462 under the Act, and to any and all instruments or documents filed as part of or in connection with such registration statement or any and all amendments thereto, whether such amendments are filed before or after the effective date of such Registration Statement; and each of the undersigned hereby ratifies and confirms all that such attorney and agent shall do or cause to be done by virtue hereof.
      Pursuant to the requirements of the Securities Act, this registration statement has been signed on May 11, 2005 by or on behalf of the following persons in the capacities indicated with the registrant.

Signature	Title

/s/ Jerry L. Starkey Jerry L. Starkey	President and Director (principal executive officer)

/s/ Ernest J. Scheidemann Ernest J. Scheidemann	Vice President and Treasurer (principal financial officer/principal accounting officer)

SIGNATURES
      Pursuant to the requirements of the Securities Act, the registrant guarantor has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Bonita Springs, state of Florida, on May 11, 2005.

FAIR OAKS PARKWAY, LLC
HUNTING RIDGE II, LLC
HUNTING RIDGE III, LLC
POPLAR TREE, LLC
RENAISSANCE AT BEACON HILL, LLC
RENAISSANCE AT BEACON HILL II, LLC
RENAISSANCE AT BELLVIEW ROAD, LLC
RENAISSANCE AT THE BRIDGES OF OAKTON, LLC
RENAISSANCE AT BRIDGES OF OAKTON II, LLC
RENAISSANCE AT CARDINAL FOREST, LLC
RENAISSANCE CENTRO ARLINGTON LLC
RENAISSANCE CENTRO COLUMBIA LLC
RENAISSANCE CUSTOM COMMUNITIES, LLC
RENAISSANCE CUSTOMS, LLC
RENAISSANCE AT EVERGREEN MILLS ROAD, LLC
RENAISSANCE AT FOXHALL, LLC
RENAISSANCE AT GEORGETOWN PIKE, LLC
RENAISSANCE AT HUNTING HILLS, LLC
RENAISSANCE AT KING’S CROSSING, LLC
RENAISSANCE AT LAKE MANASSAS, LLC
RENAISSANCE LAND, LLC
RENAISSANCE AT OAK CREEK CLUB, LLC
RENAISSANCE AT OAKTON GLEN, LLC
RENAISSANCE AT OCCOQUAN WALK, LLC
RENAISSANCE AT RIVER CREEK TOWNS, LLC
RENAISSANCE AT RIVER CREEK II, LLC
RENAISSANCE AT RUGBY ROAD, LLC
RENAISSANCE AT RUGBY ROAD II, LLC
RENAISSANCE AT THE OAKS, LLC
RENAISSANCE AT TIMBERLAKE, LLC
RENAISSANCE AT TIMBERLAKE II, LLC
RESTON BUILDING COMPANY, LLC
RMH, LLC
WOODLAND PROPERTIES, LLC

By:	WCI MID-ATLANTIC U.S. REGION, INC., as Sole Guarantor

By:	/s/ James D. Cullen

Name: James D. Cullen

Title:	Vice President and Assistant Secretary
POWER OF ATTORNEY
      Each of the undersigned, being an officer or director, or both, of Fair Oaks Parkway, LLC, Hunting Ridge II, LLC, Hunting Ridge III, LLC, Poplar Tree, LLC, Renaissance at Beacon Hill, LLC, Renaissance at Beacon Hill II, LLC, Renaissance at Bellview Road, LLC, Renaissance at the Bridges of Oakton, LLC, Renaissance at Bridges of Oakton II, LLC, Renaissance at Cardinal Forest, LLC, Renaissance Centro Arlington LLC, Renaissance Centro Columbia LLC, Renaissance Custom Communities, LLC, Renaissance Customs, LLC, Renaissance at Evergreen Mills Road, LLC, Renaissance at Foxhall, LLC, Renaissance at Georgetown Pike, LLC, Renaissance at Hunting Hills, LLC, Renaissance at King’s Crossing, LLC, Renaissance at Lake Manassas, LLC, Renaissance Land, LLC, Renaissance at Oak Creek Club, LLC, Renaissance at Oakton Glen, LLC, Renaissance at Occoquan Walk, LLC, Renaissance at River Creek Towns, LLC, Renaissance at River Creek II, LLC, Renaissance at Rugby Road, LLC, Renaissance at Rugby Road II, LLC, Renaissance at The Oaks, LLC, Renaissance at Timberlake, LLC, Renaissance at Timberlake II, LLC, Woodland Properties, LLC, Reston Building Company, LLC and RMH, LLC (each, the “Company”), in his or her capacity as set forth below, hereby constitutes and appoints, James P. Dietz, Vivien N. Hastings and James D. Cullen and each of them, his true and lawful attorney and agent, to do any and all acts and all things and to execute any and all instruments which said attorney and agent may deem necessary or desirable to enable the Company to comply with the Securities Act of 1933, as amended (the “Act”), and any rules, regulations and requirements of the Securities and Exchange Commission thereunder, in connection with the registration under the Act of the securities registered under this Registration Statement (the “Securities”), including, without limitation, the power and authority to sign the name of each of the undersigned in the capacities indicated below to the Registration Statement on Form S-3 to be filed with the Securities and Exchange Commission with respect to such Securities, to any and all amendments or supplements to such Registration Statement, whether such amendments or supplements are filed before or after the effective date of such Registration Statement, to any related Registration Statement filed pursuant to Rule 462 under the Act, and to any and all instruments or documents filed as part of or in connection with such registration statement or any and all amendments thereto, whether such amendments are filed before or after the effective date of such Registration Statement; and each of the undersigned hereby ratifies and confirms all that such attorney and agent shall do or cause to be done by virtue hereof.
      Pursuant to the requirements of the Securities Act, this registration statement has been signed on May 11, 2005 by or on behalf of the following persons in the capacities indicated with the registrant.

Signature	Title

/s/ Albert H. Small, Jr. Albert H. Small, Jr.	President and Director (principal executive officer)

/s/ Ernest J. Scheidemann Ernest J. Scheidemann	Vice President and Treasurer (principal financial officer/principal accounting officer)

Signature	Title

/s/ Jerry L. Starkey Jerry L. Starkey	Director

/s/ James P. Dietz James P. Dietz	Director

SIGNATURES
      Pursuant to the requirements of the Securities Act, the registrant guarantor has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Bonita Springs, state of Florida, on May 11, 2005.

FIRST FIDELITY TITLE, INC.
FINANCIAL RESOURCES GROUP, INC.

By:	/s/ James D. Cullen

Name: James D. Cullen

Title:	Vice President
POWER OF ATTORNEY
      Each of the undersigned, being an officer or director, or both, of First Fidelity Title, Inc. and Financial Resources Group, Inc., (each, the “Company”), in his or her capacity as set forth below, hereby constitutes and appoints, James P. Dietz, Vivien N. Hastings and James D. Cullen and each of them, his true and lawful attorney and agent, to do any and all acts and all things and to execute any and all instruments which said attorney and agent may deem necessary or desirable to enable the Company to comply with the Securities Act of 1933, as amended (the “Act”), and any rules, regulations and requirements of the Securities and Exchange Commission thereunder, in connection with the registration under the Act of the securities registered under this Registration Statement (the “Securities”), including, without limitation, the power and authority to sign the name of each of the undersigned in the capacities indicated below to the Registration Statement on Form S-3 to be filed with the Securities and Exchange Commission with respect to such Securities, to any and all amendments or supplements to such Registration Statement, whether such amendments or supplements are filed before or after the effective date of such Registration Statement, to any related Registration Statement filed pursuant to Rule 462 under the Act, and to any and all instruments or documents filed as part of or in connection with such registration statement or any and all amendments thereto, whether such amendments are filed before or after the effective date of such Registration Statement; and each of the undersigned hereby ratifies and confirms all that such attorney and agent shall do or cause to be done by virtue hereof.
      Pursuant to the requirements of the Securities Act, this registration statement has been signed on May 11, 2005 by or on behalf of the following persons in the capacities indicated with the registrant.

Signature	Title

/s/ Michael R. Greenberg Michael R. Greenberg	President and Director (principal executive officer)

/s/ James P. Dietz James P. Dietz	Vice President, Treasurer and Director (principal financial officer/principal accounting officer)

/s/ Jerry L. Starkey Jerry L. Starkey	Director

SIGNATURES
      Pursuant to the requirements of the Securities Act, the registrant guarantor has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Bonita Springs, state of Florida, on May 11, 2005.

Florida Design Communities, Inc.

By:	/s/ James D. Cullen

Name: James D. Cullen

Title:	Vice President
POWER OF ATTORNEY
      Each of the undersigned, being an officer or director, or both, of Florida Design Communities, Inc., (the “Company”), in his or her capacity as set forth below, hereby constitutes and appoints, James P. Dietz, Vivien N. Hastings and James D. Cullen and each of them, his true and lawful attorney and agent, to do any and all acts and all things and to execute any and all instruments which said attorney and agent may deem necessary or desirable to enable the Company to comply with the Securities Act of 1933, as amended (the “Act”), and any rules, regulations and requirements of the Securities and Exchange Commission thereunder, in connection with the registration under the Act of the securities registered under this Registration Statement (the “Securities”), including, without limitation, the power and authority to sign the name of each of the undersigned in the capacities indicated below to the Registration Statement on Form S-3 to be filed with the Securities and Exchange Commission with respect to such Securities, to any and all amendments or supplements to such Registration Statement, whether such amendments or supplements are filed before or after the effective date of such Registration Statement, to any related Registration Statement filed pursuant to Rule 462 under the Act, and to any and all instruments or documents filed as part of or in connection with such registration statement or any and all amendments thereto, whether such amendments are filed before or after the effective date of such Registration Statement; and each of the undersigned hereby ratifies and confirms all that such attorney and agent shall do or cause to be done by virtue hereof.
      Pursuant to the requirements of the Securities Act, this registration statement has been signed on May 11, 2005 by or on behalf of the following persons in the capacities indicated with the registrant.

Signature	Title

/s/ Wanda Z. Cross Wanda Z. Cross	President and Director (principal executive officer)

/s/ Ernest J. Scheidemann Ernest J. Scheidemann	Vice President and Treasurer (principal financial officer/principal accounting officer)

/s/ Vivien N. Hastings Vivien N. Hastings	Secretary and Director

SIGNATURES
      Pursuant to the requirements of the Securities Act, the registrant guarantor has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Bonita Springs, state of Florida, on May 11, 2005.

Florida Lifestyle Management Company

By:	/s/ James D. Cullen

Name: James D. Cullen

Title:	Vice President
POWER OF ATTORNEY
      Each of the undersigned, being an officer or director, or both, of Florida Lifestyle Management Company, (the “Company”), in his or her capacity as set forth below, hereby constitutes and appoints, James P. Dietz, Vivien N. Hastings and James D. Cullen and each of them, his true and lawful attorney and agent, to do any and all acts and all things and to execute any and all instruments which said attorney and agent may deem necessary or desirable to enable the Company to comply with the Securities Act of 1933, as amended (the “Act”), and any rules, regulations and requirements of the Securities and Exchange Commission thereunder, in connection with the registration under the Act of the securities registered under this Registration Statement (the “Securities”), including, without limitation, the power and authority to sign the name of each of the undersigned in the capacities indicated below to the Registration Statement on Form S-3 to be filed with the Securities and Exchange Commission with respect to such Securities, to any and all amendments or supplements to such Registration Statement, whether such amendments or supplements are filed before or after the effective date of such Registration Statement, to any related Registration Statement filed pursuant to Rule 462 under the Act, and to any and all instruments or documents filed as part of or in connection with such registration statement or any and all amendments thereto, whether such amendments are filed before or after the effective date of such Registration Statement; and each of the undersigned hereby ratifies and confirms all that such attorney and agent shall do or cause to be done by virtue hereof.
      Pursuant to the requirements of the Securities Act, this registration statement has been signed on May 11, 2005 by or on behalf of the following persons in the capacities indicated with the registrant.

Signature	Title

/s/ Charles E. Brasington Charles E. Brasington	President and Director (principal executive officer)

/s/ James P. Dietz James P. Dietz	Senior Vice President, Treasurer and Director (principal financial officer/principal accounting officer)

/s/ Jerry L. Starkey Jerry L. Starkey	Director

SIGNATURES
      Pursuant to the requirements of the Securities Act, the registrant guarantor has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Bonita Springs, state of Florida, on May 11, 2005.

Florida National Properties, Inc.

By:	/s/ James D. Cullen

Name: James D. Cullen

Title:	Vice President and Assistant Secretary
POWER OF ATTORNEY
      Each of the undersigned, being an officer or director, or both, of Florida National Properties, Inc., (the “Company”), in his or her capacity as set forth below, hereby constitutes and appoints, James P. Dietz, Vivien N. Hastings and James D. Cullen and each of them, his true and lawful attorney and agent, to do any and all acts and all things and to execute any and all instruments which said attorney and agent may deem necessary or desirable to enable the Company to comply with the Securities Act of 1933, as amended (the “Act”), and any rules, regulations and requirements of the Securities and Exchange Commission thereunder, in connection with the registration under the Act of the securities registered under this Registration Statement (the “Securities”), including, without limitation, the power and authority to sign the name of each of the undersigned in the capacities indicated below to the Registration Statement on Form S-3 to be filed with the Securities and Exchange Commission with respect to such Securities, to any and all amendments or supplements to such Registration Statement, whether such amendments or supplements are filed before or after the effective date of such Registration Statement, to any related Registration Statement filed pursuant to Rule 462 under the Act, and to any and all instruments or documents filed as part of or in connection with such registration statement or any and all amendments thereto, whether such amendments are filed before or after the effective date of such Registration Statement; and each of the undersigned hereby ratifies and confirms all that such attorney and agent shall do or cause to be done by virtue hereof.
      Pursuant to the requirements of the Securities Act, this registration statement has been signed on May 11, 2005 by or on behalf of the following persons in the capacities indicated with the registrant.

Signature	Title

/s/ Albert F. Moscato, Jr. Albert F. Moscato, Jr.	President and Director (principal executive officer)

/s/ Ernest J. Scheidemann Ernest J. Scheidemann	Vice President and Treasurer (principal financial officer/principal accounting officer)

/s/ David R. Dyess David R. Dyess	Vice President, Secretary and Director

SIGNATURES
      Pursuant to the requirements of the Securities Act, the registrant guarantor has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Bonita Springs, state of Florida, on May 11, 2005.

GATEWAY COMMUNICATIONS SERVICES, INC.
GATEWAY COMMUNITIES, INC.

By:	/s/ James D. Cullen

Name: James D. Cullen

Title:	Vice President and Assistant Secretary
POWER OF ATTORNEY
      Each of the undersigned, being an officer or director, or both, of Gateway Communications Services, Inc. and Gateway Communities, Inc., (each, the “Company”), in his or her capacity as set forth below, hereby constitutes and appoints, James P. Dietz, Vivien N. Hastings and James D. Cullen and each of them, his true and lawful attorney and agent, to do any and all acts and all things and to execute any and all instruments which said attorney and agent may deem necessary or desirable to enable the Company to comply with the Securities Act of 1933, as amended (the “Act”), and any rules, regulations and requirements of the Securities and Exchange Commission thereunder, in connection with the registration under the Act of the securities registered under this Registration Statement (the “Securities”), including, without limitation, the power and authority to sign the name of each of the undersigned in the capacities indicated below to the Registration Statement on Form S-3 to be filed with the Securities and Exchange Commission with respect to such Securities, to any and all amendments or supplements to such Registration Statement, whether such amendments or supplements are filed before or after the effective date of such Registration Statement, to any related Registration Statement filed pursuant to Rule 462 under the Act, and to any and all instruments or documents filed as part of or in connection with such registration statement or any and all amendments thereto, whether such amendments are filed before or after the effective date of such Registration Statement; and each of the undersigned hereby ratifies and confirms all that such attorney and agent shall do or cause to be done by virtue hereof.
      Pursuant to the requirements of the Securities Act, this registration statement has been signed on May 11, 2005 by or on behalf of the following persons in the capacities indicated with the registrant.

Signature	Title

/s/ Robert Gislason Robert Gislason	President and Director (principal executive officer)

/s/ Ernest J. Scheidemann Ernest J. Scheidemann	Vice President and Treasurer (principal financial officer/principal accounting officer)

/s/ Vivien N. Hastings Vivien N. Hastings	Vice President, Secretary and Director

SIGNATURES
      Pursuant to the requirements of the Securities Act, the registrant guarantor has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Bonita Springs, state of Florida, on May 11, 2005.

GC Assets of Nassau, Inc.

By:	/s/ James D. Cullen

Name: James D. Cullen

Title:	Vice President
POWER OF ATTORNEY
      Each of the undersigned, being an officer or director, or both, of GC Assets of Nassau, Inc., (the “Company”), in his or her capacity as set forth below, hereby constitutes and appoints, James P. Dietz, Vivien N. Hastings and James D. Cullen and each of them, his true and lawful attorney and agent, to do any and all acts and all things and to execute any and all instruments which said attorney and agent may deem necessary or desirable to enable the Company to comply with the Securities Act of 1933, as amended (the “Act”), and any rules, regulations and requirements of the Securities and Exchange Commission thereunder, in connection with the registration under the Act of the securities registered under this Registration Statement (the “Securities”), including, without limitation, the power and authority to sign the name of each of the undersigned in the capacities indicated below to the Registration Statement on Form S-3 to be filed with the Securities and Exchange Commission with respect to such Securities, to any and all amendments or supplements to such Registration Statement, whether such amendments or supplements are filed before or after the effective date of such Registration Statement, to any related Registration Statement filed pursuant to Rule 462 under the Act, and to any and all instruments or documents filed as part of or in connection with such registration statement or any and all amendments thereto, whether such amendments are filed before or after the effective date of such Registration Statement; and each of the undersigned hereby ratifies and confirms all that such attorney and agent shall do or cause to be done by virtue hereof.
      Pursuant to the requirements of the Securities Act, this registration statement has been signed on May 11, 2005 by or on behalf of the following persons in the capacities indicated with the registrant.

Signature	Title

/s/ Mitchell C. Hochberg Mitchell C. Hochberg	President and Director (principal executive officer)

/s/ James P. Hussey James P. Hussey	Secretary, Treasurer and Director (principal financial officer)

/s/ Andrew N. Stark Andrew N. Stark	Vice President and Director (principal accounting officer)

SIGNATURES
      Pursuant to the requirements of the Securities Act, the registrant guarantor has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Bonita Springs, state of Florida, on May 11, 2005.

CORAL RIDGE PROPERTIES, INC.
CORAL RIDGE REALTY SALES, INC.
HERON BAY GOLF COURSE PROPERTIES, INC.
HERON BAY, INC.

By:	/s/ James D. Cullen

Name: James D. Cullen

Title:	Vice President
POWER OF ATTORNEY
      Each of the undersigned, being an officer or director, or both, of Coral Ridge Properties, Inc., Coral Ridge Realty Sales, Inc., Heron Bay Golf Course Properties, Inc. and Heron Bay, Inc., (each, the “Company”), in his or her capacity as set forth below, hereby constitutes and appoints, James P. Dietz, Vivien N. Hastings and James D. Cullen and each of them, his true and lawful attorney and agent, to do any and all acts and all things and to execute any and all instruments which said attorney and agent may deem necessary or desirable to enable the Company to comply with the Securities Act of 1933, as amended (the “Act”), and any rules, regulations and requirements of the Securities and Exchange Commission thereunder, in connection with the registration under the Act of the securities registered under this Registration Statement (the “Securities”), including, without limitation, the power and authority to sign the name of each of the undersigned in the capacities indicated below to the Registration Statement on Form S-3 to be filed with the Securities and Exchange Commission with respect to such Securities, to any and all amendments or supplements to such Registration Statement, whether such amendments or supplements are filed before or after the effective date of such Registration Statement, to any related Registration Statement filed pursuant to Rule 462 under the Act, and to any and all instruments or documents filed as part of or in connection with such registration statement or any and all amendments thereto, whether such amendments are filed before or after the effective date of such Registration Statement; and each of the undersigned hereby ratifies and confirms all that such attorney and agent shall do or cause to be done by virtue hereof.
      Pursuant to the requirements of the Securities Act, this registration statement has been signed on May 11, 2005 by or on behalf of the following persons in the capacities indicated with the registrant.

Signature	Title

/s/ Albert F. Moscato, Jr. Albert F. Moscato, Jr.	President and Director (principal executive officer)

/s/ Ernest J. Scheidemann Ernest J. Scheidemann	Vice President and Treasurer (principal financial officer/principal accounting officer)

SIGNATURES
      Pursuant to the requirements of the Securities Act, the registrant guarantor has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Bonita Springs, state of Florida, on May 11, 2005.

Hopewell Crossing Home & Land Company, LLC.

By:	WCI Northeast U.S. Region, LLC

(Formerly known as WCI/ Spectrum
Communities, LLC), as sole member

By:	/s/ James D. Cullen

Name: James D. Cullen

Title:	Vice President
POWER OF ATTORNEY
      Each of the undersigned, being an officer or director, or both, of Hopewell Crossing Home & Land Company, LLC, (the “Company”), in his or her capacity as set forth below, hereby constitutes and appoints, James P. Dietz, Vivien N. Hastings and James D. Cullen and each of them, his true and lawful attorney and agent, to do any and all acts and all things and to execute any and all instruments which said attorney and agent may deem necessary or desirable to enable the Company to comply with the Securities Act of 1933, as amended (the “Act”), and any rules, regulations and requirements of the Securities and Exchange Commission thereunder, in connection with the registration under the Act of the securities registered under this Registration Statement (the “Securities”), including, without limitation, the power and authority to sign the name of each of the undersigned in the capacities indicated below to the Registration Statement on Form S-3 to be filed with the Securities and Exchange Commission with respect to such Securities, to any and all amendments or supplements to such Registration Statement, whether such amendments or supplements are filed before or after the effective date of such Registration Statement, to any related Registration Statement filed pursuant to Rule 462 under the Act, and to any and all instruments or documents filed as part of or in connection with such registration statement or any and all amendments thereto, whether such amendments are filed before or after the effective date of such Registration Statement; and each of the undersigned hereby ratifies and confirms all that such attorney and agent shall do or cause to be done by virtue hereof.
      Pursuant to the requirements of the Securities Act, this registration statement has been signed on May 11, 2005 by or on behalf of the following persons in the capacities indicated with the registrant.

Signature	Title

/s/ Mitchell C. Hochberg Mitchell C. Hochberg	President and Chief Executive Officer (principal executive officer)

/s/ James P. Dietz James P. Dietz	Senior Vice President, Chief Financial Officer and Manager (principal financial officer)

Signature	Title

/s/ Ernest J. Scheidemann Ernest J. Scheidemann	Vice President, Treasurer and Chief Accounting Officer (principal accounting officer)

/s/ Vivien N. Hastings Vivien N. Hastings	Senior Vice President, Secretary and Manager

/s/ Jerry L. Starkey Jerry L. Starkey	Manager

SIGNATURES
      Pursuant to the requirements of the Securities Act, the registrant guarantor has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Bonita Springs, state of Florida, on May 11, 2005.

JYC Holdings, Inc.

By:	/s/ James D. Cullen

Name: James D. Cullen

Title:	Vice President and Assistant Secretary
POWER OF ATTORNEY
      Each of the undersigned, being an officer or director, or both, of JYC Holdings, Inc., (the “Company”), in his or her capacity as set forth below, hereby constitutes and appoints, James P. Dietz, Vivien N. Hastings and James D. Cullen and each of them, his true and lawful attorney and agent, to do any and all acts and all things and to execute any and all instruments which said attorney and agent may deem necessary or desirable to enable the Company to comply with the Securities Act of 1933, as amended (the “Act”), and any rules, regulations and requirements of the Securities and Exchange Commission thereunder, in connection with the registration under the Act of the securities registered under this Registration Statement (the “Securities”), including, without limitation, the power and authority to sign the name of each of the undersigned in the capacities indicated below to the Registration Statement on Form S-3 to be filed with the Securities and Exchange Commission with respect to such Securities, to any and all amendments or supplements to such Registration Statement, whether such amendments or supplements are filed before or after the effective date of such Registration Statement, to any related Registration Statement filed pursuant to Rule 462 under the Act, and to any and all instruments or documents filed as part of or in connection with such registration statement or any and all amendments thereto, whether such amendments are filed before or after the effective date of such Registration Statement; and each of the undersigned hereby ratifies and confirms all that such attorney and agent shall do or cause to be done by virtue hereof.
      Pursuant to the requirements of the Securities Act, this registration statement has been signed on May 11, 2005 by or on behalf of the following persons in the capacities indicated with the registrant.

Signature	Title

/s/ Christopher J. Hanlon Christopher J. Hanlon	President and Director (principal executive officer)

/s/ James P. Dietz James P. Dietz	Vice President, Treasurer and Director (principal financial officer/principal accounting officer)

/s/ Stefan O. Johansson Stefan O. Johansson	Director

SIGNATURES
      Pursuant to the requirements of the Securities Act, the registrant guarantor has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Bonita Springs, state of Florida, on May 11, 2005.

East Fishkill Development LLC
Lake Grove Home & Land Company, LLC
New Home & Land Company, LLC
Spectrum East Fishkill, LLC
Spectrum Eastport, LLC
Spectrum Kensington LLC
Spectrum Lake Grove LLC
Spectrum Long Beach, LLC
Spectrum Manhattan Woods, LLC
Spectrum North Bergen LLC
Spectrum Pocantico, LLC

By: Spectrum Real Estate Development, LLC, as sole member

By: Spectrum Homes, Inc., as sole member

By:	/s/ James D. Cullen

Name: James D. Cullen

Title:	Vice President
POWER OF ATTORNEY
      Each of the undersigned, being an officer or director, or both, of East Fishkill Development LLC, Lake Grove Home & Land Company, LLC, New Home & Land Company, LLC, Spectrum East Fishkill, LLC, Spectrum Eastport, LLC, Spectrum Kensington LLC, Spectrum Lake Grove LLC, Spectrum Long Beach, LLC, Spectrum Manhattan Woods, LLC, Spectrum North Bergen LLC and Spectrum Pocantico, LLC, (each the “Company”), in his or her capacity as set forth below, hereby constitutes and appoints, James P. Dietz, Vivien N. Hastings and James D. Cullen and each of them, his true and lawful attorney and agent, to do any and all acts and all things and to execute any and all instruments which said attorney and agent may deem necessary or desirable to enable the Company to comply with the Securities Act of 1933, as amended (the “Act”), and any rules, regulations and requirements of the Securities and Exchange Commission thereunder, in connection with the registration under the Act of the securities registered under this Registration Statement (the “Securities”), including, without limitation, the power and authority to sign the name of each of the undersigned in the capacities indicated below to the Registration Statement on Form S-3 to be filed with the Securities and Exchange Commission with respect to such Securities, to any and all amendments or supplements to such Registration Statement, whether such amendments or supplements are filed before or after the effective date of such Registration Statement, to any related Registration Statement filed pursuant to Rule 462 under the Act, and to any and all instruments or documents filed as part of or in connection with such registration statement or any and all amendments thereto, whether such amendments are filed before or after the effective date of such

Registration Statement; and each of the undersigned hereby ratifies and confirms all that such attorney and agent shall do or cause to be done by virtue hereof.
      Pursuant to the requirements of the Securities Act, this registration statement has been signed on May 11, 2005 by or on behalf of the following persons in the capacities indicated with the registrant.

Signature	Title

/s/ Mitchell C. Hochberg Mitchell C. Hochberg	President and Director (principal executive officer)

/s/ Andrew N. Stark Andrew N. Stark	Vice President and Director (principal financial officer)

/s/ James P. Hussey James P. Hussey	Secretary, Treasurer and Director (principal accounting officer)

SIGNATURES
      Pursuant to the requirements of the Securities Act, the registrant guarantor has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Bonita Springs, state of Florida, on May 11, 2005.

Marbella at Pelican Bay, Inc.

By:	/s/ James D. Cullen

Name: James D. Cullen

Title:	Vice President and Assistant Secretary
POWER OF ATTORNEY
      Each of the undersigned, being an officer or director, or both, of Marbella at Pelican Bay, Inc., (the “Company”), in his or her capacity as set forth below, hereby constitutes and appoints, James P. Dietz, Vivien N. Hastings and James D. Cullen and each of them, his true and lawful attorney and agent, to do any and all acts and all things and to execute any and all instruments which said attorney and agent may deem necessary or desirable to enable the Company to comply with the Securities Act of 1933, as amended (the “Act”), and any rules, regulations and requirements of the Securities and Exchange Commission thereunder, in connection with the registration under the Act of the securities registered under this Registration Statement (the “Securities”), including, without limitation, the power and authority to sign the name of each of the undersigned in the capacities indicated below to the Registration Statement on Form S-3 to be filed with the Securities and Exchange Commission with respect to such Securities, to any and all amendments or supplements to such Registration Statement, whether such amendments or supplements are filed before or after the effective date of such Registration Statement, to any related Registration Statement filed pursuant to Rule 462 under the Act, and to any and all instruments or documents filed as part of or in connection with such registration statement or any and all amendments thereto, whether such amendments are filed before or after the effective date of such Registration Statement; and each of the undersigned hereby ratifies and confirms all that such attorney and agent shall do or cause to be done by virtue hereof.
      Pursuant to the requirements of the Securities Act, this registration statement has been signed on May 11, 2005 by or on behalf of the following persons in the capacities indicated with the registrant.

Signature	Title

/s/ Christopher J. Hanlon Christopher J. Hanlon	President and Director (principal executive officer)

/s/ Ernest J. Scheidemann Ernest J. Scheidemann	Vice President and Treasurer (principal financial officer/principal accounting officer)

/s/ Stefan O. Johansson Stefan O. Johansson	Director

/s/ Craig J. Klingensmith Craig J. Klingensmith	Director

SIGNATURES
      Pursuant to the requirements of the Securities Act, the registrant guarantor has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Bonita Springs, state of Florida, on May 11, 2005.

Pelican Landing Communities, Inc.
Pelican Landing Properties, Inc.

By:	/s/ James D. Cullen

Name: James D. Cullen

Title:	Vice President and Assistant Secretary
POWER OF ATTORNEY
      Each of the undersigned, being an officer or director, or both, of Pelican Landing Communities, Inc. and Pelican Landing Properties, Inc., (each, the “Company”), in his or her capacity as set forth below, hereby constitutes and appoints, James P. Dietz, Vivien N. Hastings and James D. Cullen and each of them, his true and lawful attorney and agent, to do any and all acts and all things and to execute any and all instruments which said attorney and agent may deem necessary or desirable to enable the Company to comply with the Securities Act of 1933, as amended (the “Act”), and any rules, regulations and requirements of the Securities and Exchange Commission thereunder, in connection with the registration under the Act of the securities registered under this Registration Statement (the “Securities”), including, without limitation, the power and authority to sign the name of each of the undersigned in the capacities indicated below to the Registration Statement on Form S-3 to be filed with the Securities and Exchange Commission with respect to such Securities, to any and all amendments or supplements to such Registration Statement, whether such amendments or supplements are filed before or after the effective date of such Registration Statement, to any related Registration Statement filed pursuant to Rule 462 under the Act, and to any and all instruments or documents filed as part of or in connection with such registration statement or any and all amendments thereto, whether such amendments are filed before or after the effective date of such Registration Statement; and each of the undersigned hereby ratifies and confirms all that such attorney and agent shall do or cause to be done by virtue hereof.
      Pursuant to the requirements of the Securities Act, this registration statement has been signed on May 11, 2005 by or on behalf of the following persons in the capacities indicated with the registrant.

Signature	Title

/s/ Christopher J. Hanlon Christopher J. Hanlon	President and Director (principal executive officer)

/s/ Marcienne Tiebout-Touron Marcienne Tiebout-Touron	Treasurer (principal financial officer/principal accounting officer)

/s/ Andrew Hjortaas Andrew Hjortaas	Director

/s/ Stefan O. Johansson Stefan O. Johansson	Director

SIGNATURES
      Pursuant to the requirements of the Securities Act, the registrant guarantor has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Bonita Springs, state of Florida, on May 11, 2005.

Pelican Landing Golf Resort Ventures, Inc.

By:	/s/ James D. Cullen

Name: James D. Cullen

Title:	Vice President and Assistant Secretary
POWER OF ATTORNEY
      Each of the undersigned, being an officer or director, or both, of Pelican Landing Golf Resort Ventures, Inc., (the “Company”), in his or her capacity as set forth below, hereby constitutes and appoints, James P. Dietz, Vivien N. Hastings and James D. Cullen and each of them, his true and lawful attorney and agent, to do any and all acts and all things and to execute any and all instruments which said attorney and agent may deem necessary or desirable to enable the Company to comply with the Securities Act of 1933, as amended (the “Act”), and any rules, regulations and requirements of the Securities and Exchange Commission thereunder, in connection with the registration under the Act of the securities registered under this Registration Statement (the “Securities”), including, without limitation, the power and authority to sign the name of each of the undersigned in the capacities indicated below to the Registration Statement on Form S-3 to be filed with the Securities and Exchange Commission with respect to such Securities, to any and all amendments or supplements to such Registration Statement, whether such amendments or supplements are filed before or after the effective date of such Registration Statement, to any related Registration Statement filed pursuant to Rule 462 under the Act, and to any and all instruments or documents filed as part of or in connection with such registration statement or any and all amendments thereto, whether such amendments are filed before or after the effective date of such Registration Statement; and each of the undersigned hereby ratifies and confirms all that such attorney and agent shall do or cause to be done by virtue hereof.
      Pursuant to the requirements of the Securities Act, this registration statement has been signed on May 11, 2005 by or on behalf of the following persons in the capacities indicated with the registrant.

Signature	Title

/s/ David L. Fry David L. Fry	President and Director (principal executive officer)

/s/ Ernest J. Scheidemann Ernest J. Scheidemann	Vice President, Treasurer (principal financial officer/principal accounting officer

/s/ Edward D’Alessandro Edward D’Alessandro	Director

SIGNATURES
      Pursuant to the requirements of the Securities Act, the registrant guarantor has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Bonita Springs, state of Florida, on May 11, 2005.

Resort at Singer Island Properties, Inc.

By:	/s/ James D. Cullen

Name: James D. Cullen

Title:	Vice President and Assistant Secretary
POWER OF ATTORNEY
      Each of the undersigned, being an officer or director, or both, of Resort at Singer Island Properties, Inc., (the “Company”), in his or her capacity as set forth below, hereby constitutes and appoints, James P. Dietz, Vivien N. Hastings and James D. Cullen and each of them, his true and lawful attorney and agent, to do any and all acts and all things and to execute any and all instruments which said attorney and agent may deem necessary or desirable to enable the Company to comply with the Securities Act of 1933, as amended (the “Act”), and any rules, regulations and requirements of the Securities and Exchange Commission thereunder, in connection with the registration under the Act of the securities registered under this Registration Statement (the “Securities”), including, without limitation, the power and authority to sign the name of each of the undersigned in the capacities indicated below to the Registration Statement on Form S-3 to be filed with the Securities and Exchange Commission with respect to such Securities, to any and all amendments or supplements to such Registration Statement, whether such amendments or supplements are filed before or after the effective date of such Registration Statement, to any related Registration Statement filed pursuant to Rule 462 under the Act, and to any and all instruments or documents filed as part of or in connection with such registration statement or any and all amendments thereto, whether such amendments are filed before or after the effective date of such Registration Statement; and each of the undersigned hereby ratifies and confirms all that such attorney and agent shall do or cause to be done by virtue hereof.
      Pursuant to the requirements of the Securities Act, this registration statement has been signed on May 11, 2005 by or on behalf of the following persons in the capacities indicated with the registrant.

Signature	Title

/s/ Christopher J. Hanlon Christopher J. Hanlon	President (principal executive officer)

/s/ James P. Dietz James P. Dietz	Vice President, Treasurer and Director (principal financial officer/principal accounting officer)

/s/ Paul B. Drummond Paul B. Drummond	Vice President and Director

/s/ Jerry L. Starkey Jerry L. Starkey	Director

SIGNATURES
      Pursuant to the requirements of the Securities Act, the registrant guarantor has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Bonita Springs, state of Florida, on May 11, 2005.

Sarasota Tower, Inc.

By:	/s/ James P. Dietz

Name: James P. Dietz

Title:	Director
POWER OF ATTORNEY
      Each of the undersigned, being an officer or director, or both, of Sarasota Tower, Inc., (the “Company”), in his or her capacity as set forth below, hereby constitutes and appoints, James P. Dietz, Vivien N. Hastings and James D. Cullen and each of them, his true and lawful attorney and agent, to do any and all acts and all things and to execute any and all instruments which said attorney and agent may deem necessary or desirable to enable the Company to comply with the Securities Act of 1933, as amended (the “Act”), and any rules, regulations and requirements of the Securities and Exchange Commission thereunder, in connection with the registration under the Act of the securities registered under this Registration Statement (the “Securities”), including, without limitation, the power and authority to sign the name of each of the undersigned in the capacities indicated below to the Registration Statement on Form S-3 to be filed with the Securities and Exchange Commission with respect to such Securities, to any and all amendments or supplements to such Registration Statement, whether such amendments or supplements are filed before or after the effective date of such Registration Statement, to any related Registration Statement filed pursuant to Rule 462 under the Act, and to any and all instruments or documents filed as part of or in connection with such registration statement or any and all amendments thereto, whether such amendments are filed before or after the effective date of such Registration Statement; and each of the undersigned hereby ratifies and confirms all that such attorney and agent shall do or cause to be done by virtue hereof.
      Pursuant to the requirements of the Securities Act, this registration statement has been signed on May 11, 2005 by or on behalf of the following persons in the capacities indicated with the registrant.

Signature	Title

/s/ Christopher J. Hanlon Christopher J. Hanlon	President and Director (principal executive officer)

/s/ Marcienne Tiebout-Touron Marcienne Tiebout-Touron	Treasurer (principal financial officer/principal accounting officer)

/s/ James P. Dietz James P. Dietz	Director

/s/ Stefan O. Johansson Stefan O. Johansson	Director

SIGNATURES
      Pursuant to the requirements of the Securities Act, the registrant guarantor has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Bonita Springs, state of Florida, on May 11, 2005.

Spectrum Bellefair Corp.
Spectrum Brae Burn Corp.
Spectrum Construction Corp.
Spectrum Customer Care, Inc.
Spectrum Design Studio, Inc.
Spectrum FS Corp.
Spectrum Glen Cove Corp.
Spectrum Half Moon, Corp.
Spectrum Holmdel Corp.
Spectrum Homes, Inc.
Spectrum Landing Corp.
Spectrum Monroe Corp.
Spectrum PDC Corp.
Spectrum-Riverwoods Corp.
Spectrum Valimar Corp.
Spectrum-Irvington Corp.

By:	/s/ James D. Cullen

Name: James D. Cullen

Title:	Vice President
POWER OF ATTORNEY
      Each of the undersigned, being an officer or director, or both, of Spectrum Bellefair Corp., Spectrum Brae Burn Corp., Spectrum Construction Corp., Spectrum Customer Care, Inc., Spectrum Design Studio, Inc., Spectrum FS Corp., Spectrum Glen Cove Corp., Spectrum Homes, Inc. Spectrum Half Moon, Corp., Spectrum Holmdel Corp., Spectrum Landing Corp., Spectrum Monroe Corp., Spectrum PDC Corp., Spectrum-Riverwoods Corp., Spectrum Valimar Corp., Spectrum-Irvington Corp. (each, the “Company”), in his or her capacity as set forth below, hereby constitutes and appoints, James P. Dietz, Vivien N. Hastings and James D. Cullen and each of them, his true and lawful attorney and agent, to do any and all acts and all things and to execute any and all instruments which said attorney and agent may deem necessary or desirable to enable the Company to comply with the Securities Act of 1933, as amended (the “Act”), and any rules, regulations and requirements of the Securities and Exchange Commission thereunder, in connection with the registration under the Act of the securities registered under this Registration Statement (the “Securities”), including, without limitation, the power and authority to sign the name of each of the undersigned in the capacities indicated below to the Registration Statement on Form S-3 to be filed with the Securities and Exchange Commission with respect to such Securities, to any and all amendments or supplements to such Registration Statement, whether such amendments or supplements are filed before or after the effective date of such Registration Statement, to any related Registration Statement filed pursuant to Rule 462 under the Act, and to any and all instruments or documents filed as part of or in connection with such registration statement or any and all amendments thereto, whether such amendments are filed before or after the effective date of such

Registration Statement; and each of the undersigned hereby ratifies and confirms all that such attorney and agent shall do or cause to be done by virtue hereof.
      Pursuant to the requirements of the Securities Act, this registration statement has been signed on May 11, 2005 by or on behalf of the following persons in the capacities indicated with the registrant.

Signature	Title

/s/ Mitchell C. Hochberg Mitchell C. Hochberg	President and Director (principal executive officer)

/s/ Andrew N. Stark Andrew N. Stark	Vice President and Director (principal financial officer)

/s/ James P. Hussey James P. Hussey	Secretary, Treasurer and Director (principal accounting officer)

SIGNATURES
      Pursuant to the requirements of the Securities Act, the registrant guarantor has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Bonita Springs, state of Florida, on May 11, 2005.

Spectrum Real Estate Development, LLC, as sole member

By: Spectrum Homes, Inc., as Sole Member

By:	/s/ James D. Cullen

Name: James D. Cullen

Title:	Vice President
POWER OF ATTORNEY
      Each of the undersigned, being an officer or director, or both, of Spectrum Real Estate Development LLC, (the “Company”), in his or her capacity as set forth below, hereby constitutes and appoints, James P. Dietz, Vivien N. Hastings and James D. Cullen and each of them, his true and lawful attorney and agent, to do any and all acts and all things and to execute any and all instruments which said attorney and agent may deem necessary or desirable to enable the Company to comply with the Securities Act of 1933, as amended (the “Act”), and any rules, regulations and requirements of the Securities and Exchange Commission thereunder, in connection with the registration under the Act of the securities registered under this Registration Statement (the “Securities”), including, without limitation, the power and authority to sign the name of each of the undersigned in the capacities indicated below to the Registration Statement on Form S-3 to be filed with the Securities and Exchange Commission with respect to such Securities, to any and all amendments or supplements to such Registration Statement, whether such amendments or supplements are filed before or after the effective date of such Registration Statement, to any related Registration Statement filed pursuant to Rule 462 under the Act, and to any and all instruments or documents filed as part of or in connection with such registration statement or any and all amendments thereto, whether such amendments are filed before or after the effective date of such Registration Statement; and each of the undersigned hereby ratifies and confirms all that such attorney and agent shall do or cause to be done by virtue hereof.
      Pursuant to the requirements of the Securities Act, this registration statement has been signed on May 11, 2005 by or on behalf of the following persons in the capacities indicated with the registrant.

Signature	Title

/s/ Mitchell C. Hochberg Mitchell C. Hochberg	President and Director (principal executive officer)

/s/ Andrew N. Stark Andrew N. Stark	Vice President and Director (principal financial officer)

/s/ James P. Hussey James P. Hussey	Secretary, Treasurer and Director (principal accounting officer)

SIGNATURES
      Pursuant to the requirements of the Securities Act, the registrant guarantor has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Bonita Springs, state of Florida, on May 11, 2005.

Spectrum Wilson Park, LLC.

By:	Spectrum Real Estate Development LLC, as Sole Member

By: Spectrum Homes, Inc, as Sole Member

By:	/s/ James D. Cullen

Name: James D. Cullen

Title:	Vice President
POWER OF ATTORNEY
      Each of the undersigned, being an officer or director, or both, of Spectrum Wilson Park, LLC, (the “Company”), in his or her capacity as set forth below, hereby constitutes and appoints, James P. Dietz, Vivien N. Hastings and James D. Cullen and each of them, his true and lawful attorney and agent, to do any and all acts and all things and to execute any and all instruments which said attorney and agent may deem necessary or desirable to enable the Company to comply with the Securities Act of 1933, as amended (the “Act”), and any rules, regulations and requirements of the Securities and Exchange Commission thereunder, in connection with the registration under the Act of the securities registered under this Registration Statement (the “Securities”), including, without limitation, the power and authority to sign the name of each of the undersigned in the capacities indicated below to the Registration Statement on Form S-3 to be filed with the Securities and Exchange Commission with respect to such Securities, to any and all amendments or supplements to such Registration Statement, whether such amendments or supplements are filed before or after the effective date of such Registration Statement, to any related Registration Statement filed pursuant to Rule 462 under the Act, and to any and all instruments or documents filed as part of or in connection with such registration statement or any and all amendments thereto, whether such amendments are filed before or after the effective date of such Registration Statement; and each of the undersigned hereby ratifies and confirms all that such attorney and agent shall do or cause to be done by virtue hereof.
      Pursuant to the requirements of the Securities Act, this registration statement has been signed on May 11, 2005 by or on behalf of the following persons in the capacities indicated with the registrant.

Signature	Title

/s/ Mitchell C. Hochberg Mitchell C. Hochberg	President and Director (principal executive officer)

/s/ Andrew N. Stark Andrew N. Stark	Vice President and Director (principal financial officer)

/s/ James P. Hussey James P. Hussey	Secretary, Treasurer and Director (principal accounting officer)

SIGNATURES
      Pursuant to the requirements of the Securities Act, the registrant guarantor has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Bonita Springs, state of Florida, on May 11, 2005.

Sun City Center Golf Properties, Inc.

By:	/s/ James Cullen

Name: James Cullen

Title:	Vice President
POWER OF ATTORNEY
      Each of the undersigned, being an officer or director, or both, of Sun City Center Golf Properties, Inc. (the “Company”), in his or her capacity as set forth below, hereby constitutes and appoints, James P. Dietz, Vivien N. Hastings and James D. Cullen and each of them, his true and lawful attorney and agent, to do any and all acts and all things and to execute any and all instruments which said attorney and agent may deem necessary or desirable to enable the Company to comply with the Securities Act of 1933, as amended (the “Act”), and any rules, regulations and requirements of the Securities and Exchange Commission thereunder, in connection with the registration under the Act of the securities registered under this Registration Statement (the “Securities”), including, without limitation, the power and authority to sign the name of each of the undersigned in the capacities indicated below to the Registration Statement on Form S-3 to be filed with the Securities and Exchange Commission with respect to such Securities, to any and all amendments or supplements to such Registration Statement, whether such amendments or supplements are filed before or after the effective date of such Registration Statement, to any related Registration Statement filed pursuant to Rule 462 under the Act, and to any and all instruments or documents filed as part of or in connection with such registration statement or any and all amendments thereto, whether such amendments are filed before or after the effective date of such Registration Statement; and each of the undersigned hereby ratifies and confirms all that such attorney and agent shall do or cause to be done by virtue hereof.
      Pursuant to the requirements of the Securities Act, this registration statement has been signed on May 11, 2005 by or on behalf of the following persons in the capacities indicated with the registrant.

Signature	Title

/s/ David L. Fry David L. Fry	President and Director (principal executive officer)

/s/ James P. Dietz James P. Dietz	Senior Vice President, Treasurer and Director (principal financial officer/principal accounting officer)

/s/ Jerry L. Starkey Jerry L. Starkey	Director

SIGNATURES
      Pursuant to the requirements of the Securities Act, the registrant guarantor has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Bonita Springs, state of Florida, on May 11, 2005.

SUN CITY CENTER REALTY, INC.

By:	/s/ James Cullen

Name: James Cullen

Title:	Vice President
POWER OF ATTORNEY
      Each of the undersigned, being an officer or director, or both, of Sun City Center Realty, Inc. (the “Company”), in his or her capacity as set forth below, hereby constitutes and appoints, James P. Dietz, Vivien N. Hastings and James D. Cullen and each of them, his true and lawful attorney and agent, to do any and all acts and all things and to execute any and all instruments which said attorney and agent may deem necessary or desirable to enable the Company to comply with the Securities Act of 1933, as amended (the “Act”), and any rules, regulations and requirements of the Securities and Exchange Commission thereunder, in connection with the registration under the Act of the securities registered under this Registration Statement (the “Securities”), including, without limitation, the power and authority to sign the name of each of the undersigned in the capacities indicated below to the Registration Statement on Form S-3 to be filed with the Securities and Exchange Commission with respect to such Securities, to any and all amendments or supplements to such Registration Statement, whether such amendments or supplements are filed before or after the effective date of such Registration Statement, to any related Registration Statement filed pursuant to Rule 462 under the Act, and to any and all instruments or documents filed as part of or in connection with such registration statement or any and all amendments thereto, whether such amendments are filed before or after the effective date of such Registration Statement; and each of the undersigned hereby ratifies and confirms all that such attorney and agent shall do or cause to be done by virtue hereof.
      Pursuant to the requirements of the Securities Act, this registration statement has been signed on May 11, 2005 by or on behalf of the following persons in the capacities indicated with the registrant.

Signature	Title

/s/ Robert C. Beyer, Jr. Robert C. Beyer, Jr.	President and Director (principal executive officer)

/s/ Jerry L. Starkey Jerry L. Starkey	Director

/s/ James P. Dietz James P. Dietz	Senior Vice President, Treasurer and Director (principal financial officer/principal accounting officer)

SIGNATURES
      Pursuant to the requirements of the Securities Act, the registrant guarantor has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Bonita Springs, state of Florida, on May 11, 2005.

TARPON COVE YACHT & RACQUET CLUB, INC.

By:	/s/ James Cullen

Name: James Cullen

Title:	Vice President
POWER OF ATTORNEY
      Each of the undersigned, being an officer or director, or both, of Tarpon Cove Yacht & Racquet Club, Inc. (the “Company”), in his or her capacity as set forth below, hereby constitutes and appoints, James P. Dietz, Vivien N. Hastings and James D. Cullen and each of them, his true and lawful attorney and agent, to do any and all acts and all things and to execute any and all instruments which said attorney and agent may deem necessary or desirable to enable the Company to comply with the Securities Act of 1933, as amended (the “Act”), and any rules, regulations and requirements of the Securities and Exchange Commission thereunder, in connection with the registration under the Act of the securities registered under this Registration Statement (the “Securities”), including, without limitation, the power and authority to sign the name of each of the undersigned in the capacities indicated below to the Registration Statement on Form S-3 to be filed with the Securities and Exchange Commission with respect to such Securities, to any and all amendments or supplements to such Registration Statement, whether such amendments or supplements are filed before or after the effective date of such Registration Statement, to any related Registration Statement filed pursuant to Rule 462 under the Act, and to any and all instruments or documents filed as part of or in connection with such registration statement or any and all amendments thereto, whether such amendments are filed before or after the effective date of such Registration Statement; and each of the undersigned hereby ratifies and confirms all that such attorney and agent shall do or cause to be done by virtue hereof.
      Pursuant to the requirements of the Securities Act, this registration statement has been signed on May 11, 2005 by or on behalf of the following persons in the capacities indicated with the registrant.

Signature	Title

/s/ Richard G. Newman, Jr. Richard G. Newman, Jr.	President and Director (principal executive officer)

/s/ Ernest J. Scheidemann Ernest J. Scheidemann	Vice President and Treasurer (principal financial officer/principal accounting officer)

/s/ Michael I. Hessel Michael I. Hessel	Vice President and Director

SIGNATURES
      Pursuant to the requirements of the Securities Act, the registrant guarantor has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Bonita Springs, state of Florida, on May 11, 2005.

THE COLONY AT PELICAN LANDING GOLF CLUB, INC.

By:	/s/ James Cullen

Name: James Cullen

Title:	Vice President
POWER OF ATTORNEY
      Each of the undersigned, being an officer or director, or both, of The Colony at Pelican Landing Golf Club, Inc. (the “Company”), in his or her capacity as set forth below, hereby constitutes and appoints, James P. Dietz, Vivien N. Hastings and James D. Cullen and each of them, his true and lawful attorney and agent, to do any and all acts and all things and to execute any and all instruments which said attorney and agent may deem necessary or desirable to enable the Company to comply with the Securities Act of 1933, as amended (the “Act”), and any rules, regulations and requirements of the Securities and Exchange Commission thereunder, in connection with the registration under the Act of the securities registered under this Registration Statement (the “Securities”), including, without limitation, the power and authority to sign the name of each of the undersigned in the capacities indicated below to the Registration Statement on Form S-3 to be filed with the Securities and Exchange Commission with respect to such Securities, to any and all amendments or supplements to such Registration Statement, whether such amendments or supplements are filed before or after the effective date of such Registration Statement, to any related Registration Statement filed pursuant to Rule 462 under the Act, and to any and all instruments or documents filed as part of or in connection with such registration statement or any and all amendments thereto, whether such amendments are filed before or after the effective date of such Registration Statement; and each of the undersigned hereby ratifies and confirms all that such attorney and agent shall do or cause to be done by virtue hereof.
      Pursuant to the requirements of the Securities Act, this registration statement has been signed on May 11, 2005 by or on behalf of the following persons in the capacities indicated with the registrant.

Signature	Title

/s/ Stefan O. Johansson Stefan O. Johansson	Vice President and Director (principal executive officer)

/s/ David L. Fry David L. Fry	Vice President and Director

/s/ Christopher J. Hanlon Christopher J. Hanlon	Vice President and Director

/s/ John J. Ferry, III John J. Ferry, III	Treasurer (principal financial officer/principal accounting officer)

SIGNATURES
      Pursuant to the requirements of the Securities Act, the registrant guarantor has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Bonita Springs, state of Florida, on May 11, 2005.

The Valimar Home & Land Company, LLC.

By: Spectrum Valimar Corp. as Sole Member

By:	/s/ James Cullen

Name: James Cullen

Title:	Vice President
POWER OF ATTORNEY
      Each of the undersigned, being an officer or director, or both, of The Valimar Home & Land Company, LLC, (the “Company”), in his or her capacity as set forth below, hereby constitutes and appoints, James P. Dietz, Vivien N. Hastings and James D. Cullen and each of them, his true and lawful attorney and agent, to do any and all acts and all things and to execute any and all instruments which said attorney and agent may deem necessary or desirable to enable the Company to comply with the Securities Act of 1933, as amended (the “Act”), and any rules, regulations and requirements of the Securities and Exchange Commission thereunder, in connection with the registration under the Act of the securities registered under this Registration Statement (the “Securities”), including, without limitation, the power and authority to sign the name of each of the undersigned in the capacities indicated below to the Registration Statement on Form S-3 to be filed with the Securities and Exchange Commission with respect to such Securities, to any and all amendments or supplements to such Registration Statement, whether such amendments or supplements are filed before or after the effective date of such Registration Statement, to any related Registration Statement filed pursuant to Rule 462 under the Act, and to any and all instruments or documents filed as part of or in connection with such registration statement or any and all amendments thereto, whether such amendments are filed before or after the effective date of such Registration Statement; and each of the undersigned hereby ratifies and confirms all that such attorney and agent shall do or cause to be done by virtue hereof.
      Pursuant to the requirements of the Securities Act, this registration statement has been signed on May 11, 2005 by or on behalf of the following persons in the capacities indicated with the registrant.

Signature	Title

/s/ Mitchell C. Hochberg Mitchell C. Hochberg	President and Director (principal executive officer)

/s/ Andrew N. Stark Andrew N. Stark	Vice President and Director (principal financial officer)

/s/ James P. Hussey James P. Hussey	Secretary, Treasurer, and Director (principal accounting officer)

SIGNATURES
      Pursuant to the requirements of the Securities Act, the registrant guarantor has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Bonita Springs, state of Florida, on May 11, 2005.

Tiburon Golf Ventures, Inc.

By:	/s/ James Cullen

Name: James Cullen

Title:	Vice President and Assistant Secretary
POWER OF ATTORNEY
      Each of the undersigned, being an officer or director, or both, of Tiburon Golf Ventures, Inc. (the “Company”), in his or her capacity as set forth below, hereby constitutes and appoints, James P. Dietz, Vivien N. Hastings and James D. Cullen and each of them, his true and lawful attorney and agent, to do any and all acts and all things and to execute any and all instruments which said attorney and agent may deem necessary or desirable to enable the Company to comply with the Securities Act of 1933, as amended (the “Act”), and any rules, regulations and requirements of the Securities and Exchange Commission thereunder, in connection with the registration under the Act of the securities registered under this Registration Statement (the “Securities”), including, without limitation, the power and authority to sign the name of each of the undersigned in the capacities indicated below to the Registration Statement on Form S-3 to be filed with the Securities and Exchange Commission with respect to such Securities, to any and all amendments or supplements to such Registration Statement, whether such amendments or supplements are filed before or after the effective date of such Registration Statement, to any related Registration Statement filed pursuant to Rule 462 under the Act, and to any and all instruments or documents filed as part of or in connection with such registration statement or any and all amendments thereto, whether such amendments are filed before or after the effective date of such Registration Statement; and each of the undersigned hereby ratifies and confirms all that such attorney and agent shall do or cause to be done by virtue hereof.
      Pursuant to the requirements of the Securities Act, this registration statement has been signed on May 11, 2005 by or on behalf of the following persons in the capacities indicated with the registrant.

Signature	Title

/s/ David L. Fry David L. Fry	President and Director (principal executive officer)

/s/ Ernest J. Scheidemann Ernest J. Scheidemann	Vice President and Treasurer (principal financial officer/principal accounting officer)

/s/ Michael R. Greenberg Michael R. Greenberg	Director

/s/ Christopher J. Hanlon Christopher J. Hanlon	Vice President and Director

SIGNATURES
      Pursuant to the requirements of the Securities Act, the registrant guarantor has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Bonita Springs, state of Florida, on May 11, 2005.

WATERMARK REALTY REFERRAL, INC.

By:	/s/ James Cullen

Name: James Cullen

Title:	Vice President and Assistant Secretary
POWER OF ATTORNEY
      Each of the undersigned, being an officer or director, or both, of Watermark Realty Referral, Inc. (the “Company”), in his or her capacity as set forth below, hereby constitutes and appoints, James P. Dietz, Vivien N. Hastings and James D. Cullen and each of them, his true and lawful attorney and agent, to do any and all acts and all things and to execute any and all instruments which said attorney and agent may deem necessary or desirable to enable the Company to comply with the Securities Act of 1933, as amended (the “Act”), and any rules, regulations and requirements of the Securities and Exchange Commission thereunder, in connection with the registration under the Act of the securities registered under this Registration Statement (the “Securities”), including, without limitation, the power and authority to sign the name of each of the undersigned in the capacities indicated below to the Registration Statement on Form S-3 to be filed with the Securities and Exchange Commission with respect to such Securities, to any and all amendments or supplements to such Registration Statement, whether such amendments or supplements are filed before or after the effective date of such Registration Statement, to any related Registration Statement filed pursuant to Rule 462 under the Act, and to any and all instruments or documents filed as part of or in connection with such registration statement or any and all amendments thereto, whether such amendments are filed before or after the effective date of such Registration Statement; and each of the undersigned hereby ratifies and confirms all that such attorney and agent shall do or cause to be done by virtue hereof.
      Pursuant to the requirements of the Securities Act, this registration statement has been signed on May 11, 2005 by or on behalf of the following persons in the capacities indicated with the registrant.

Signature	Title

/s/ David L. Fry David L. Fry	President (principal executive officer)

/s/ James P. Dietz James P. Dietz	Senior Vice President, Treasurer and Director (principal financial officer/principal accounting officer)

/s/ Michael R. Greenberg Michael R. Greenberg	Senior Vice President and Director

/s/ Jerry L. Starkey Jerry L. Starkey	Director

SIGNATURES
      Pursuant to the requirements of the Securities Act, the registrant guarantor has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Bonita Springs, state of Florida, on May 11, 2005.

WATERMARK REALTY, INC.

By:	/s/ James Cullen

Name: James Cullen

Title:	Vice President and Assistant Secretary
POWER OF ATTORNEY
      Each of the undersigned, being an officer or director, or both, of Watermark Realty, Inc. (the “Company”), in his or her capacity as set forth below, hereby constitutes and appoints, James P. Dietz, Vivien N. Hastings and James D. Cullen and each of them, his true and lawful attorney and agent, to do any and all acts and all things and to execute any and all instruments which said attorney and agent may deem necessary or desirable to enable the Company to comply with the Securities Act of 1933, as amended (the “Act”), and any rules, regulations and requirements of the Securities and Exchange Commission thereunder, in connection with the registration under the Act of the securities registered under this Registration Statement (the “Securities”), including, without limitation, the power and authority to sign the name of each of the undersigned in the capacities indicated below to the Registration Statement on Form S-3 to be filed with the Securities and Exchange Commission with respect to such Securities, to any and all amendments or supplements to such Registration Statement, whether such amendments or supplements are filed before or after the effective date of such Registration Statement, to any related Registration Statement filed pursuant to Rule 462 under the Act, and to any and all instruments or documents filed as part of or in connection with such registration statement or any and all amendments thereto, whether such amendments are filed before or after the effective date of such Registration Statement; and each of the undersigned hereby ratifies and confirms all that such attorney and agent shall do or cause to be done by virtue hereof.
      Pursuant to the requirements of the Securities Act, this registration statement has been signed on May 11, 2005 by or on behalf of the following persons in the capacities indicated with the registrant.

Signature	Title

/s/ Reinaldo L. Mesa Reinaldo L. Mesa	President (principal executive officer)

/s/ James P. Dietz James P. Dietz	Senior Vice President, Treasurer and Director (principal financial officer/principal accounting officer)

/s/ David L. Fry David L. Fry	Director

/s/ Jerry L. Starkey Jerry L. Starkey	Director

SIGNATURES
      Pursuant to the requirements of the Securities Act, the registrant guarantor has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Bonita Springs, state of Florida, on May 11, 2005.

WCI AMENITIES, INC.

By:	/s/ James D. Cullen

Name: James D. Cullen

Title:	Vice President and Assistant Secretary
POWER OF ATTORNEY
      Each of the undersigned, being an officer or director, or both, of WCI Amenities, Inc. (the “Company”), in his or her capacity as set forth below, hereby constitutes and appoints, James P. Dietz, Vivien N. Hastings and James D. Cullen and each of them, his true and lawful attorney and agent, to do any and all acts and all things and to execute any and all instruments which said attorney and agent may deem necessary or desirable to enable the Company to comply with the Securities Act of 1933, as amended (the “Act”), and any rules, regulations and requirements of the Securities and Exchange Commission thereunder, in connection with the registration under the Act of the securities registered under this Registration Statement (the “Securities”), including, without limitation, the power and authority to sign the name of each of the undersigned in the capacities indicated below to the Registration Statement on Form S-3 to be filed with the Securities and Exchange Commission with respect to such Securities, to any and all amendments or supplements to such Registration Statement, whether such amendments or supplements are filed before or after the effective date of such Registration Statement, to any related Registration Statement filed pursuant to Rule 462 under the Act, and to any and all instruments or documents filed as part of or in connection with such registration statement or any and all amendments thereto, whether such amendments are filed before or after the effective date of such Registration Statement; and each of the undersigned hereby ratifies and confirms all that such attorney and agent shall do or cause to be done by virtue hereof.
      Pursuant to the requirements of the Securities Act, this registration statement has been signed on May 11, 2005 by or on behalf of the following persons in the capacities indicated with the registrant.

Signature	Title

/s/ David L. Fry David L. Fry	President and Director (principal executive officer)

/s/ Ernest J. Scheidemann Ernest J. Scheidemann	Vice President and Treasurer (principal financial officer/principal accounting officer)

/s/ James P. Dietz James P. Dietz	Vice President and Director

/s/ Jerry L. Starkey Jerry L. Starkey	Director

SIGNATURES
      Pursuant to the requirements of the Securities Act, the registrant guarantor has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Bonita Springs, state of Florida, on May 11, 2005.

WCI ARCHITECTURE & LAND PLANNING, INC.

By:	/s/ James D. Cullen

Name: James D. Cullen

Title:	Vice President
POWER OF ATTORNEY
      Each of the undersigned, being an officer or director, or both, of WCI Architecture & Land Planning, Inc. (the “Company”), in his or her capacity as set forth below, hereby constitutes and appoints, James P. Dietz, Vivien N. Hastings and James D. Cullen and each of them, his true and lawful attorney and agent, to do any and all acts and all things and to execute any and all instruments which said attorney and agent may deem necessary or desirable to enable the Company to comply with the Securities Act of 1933, as amended (the “Act”), and any rules, regulations and requirements of the Securities and Exchange Commission thereunder, in connection with the registration under the Act of the securities registered under this Registration Statement (the “Securities”), including, without limitation, the power and authority to sign the name of each of the undersigned in the capacities indicated below to the Registration Statement on Form S-3 to be filed with the Securities and Exchange Commission with respect to such Securities, to any and all amendments or supplements to such Registration Statement, whether such amendments or supplements are filed before or after the effective date of such Registration Statement, to any related Registration Statement filed pursuant to Rule 462 under the Act, and to any and all instruments or documents filed as part of or in connection with such registration statement or any and all amendments thereto, whether such amendments are filed before or after the effective date of such Registration Statement; and each of the undersigned hereby ratifies and confirms all that such attorney and agent shall do or cause to be done by virtue hereof.
      Pursuant to the requirements of the Securities Act, this registration statement has been signed on May 11, 2005 by or on behalf of the following persons in the capacities indicated with the registrant.

Signature	Title

/s/ Michael R. Greenberg Michael R. Greenberg	President (principal executive officer)

/s/ James P. Dietz James P. Dietz	Treasurer and Director (principal financial officer/principal accounting officer)

/s/ Keith M. Hurand Keith M. Hurand	Vice President and Director

/s/ Jerry L. Starkey Jerry L. Starkey	Director

SIGNATURES
      Pursuant to the requirements of the Securities Act, the registrant guarantor has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Bonita Springs, state of Florida, on May 11, 2005.

WCI BUSINESS DEVELOPMENT, INC.

By:	/s/ James D. Cullen

Name: James D. Cullen

Title:	Vice President and Assistant Secretary
POWER OF ATTORNEY
      Each of the undersigned, being an officer or director, or both, of WCI Business Development, Inc. (the “Company”), in his or her capacity as set forth below, hereby constitutes and appoints, James P. Dietz, Vivien N. Hastings and James D. Cullen and each of them, his true and lawful attorney and agent, to do any and all acts and all things and to execute any and all instruments which said attorney and agent may deem necessary or desirable to enable the Company to comply with the Securities Act of 1933, as amended (the “Act”), and any rules, regulations and requirements of the Securities and Exchange Commission thereunder, in connection with the registration under the Act of the securities registered under this Registration Statement (the “Securities”), including, without limitation, the power and authority to sign the name of each of the undersigned in the capacities indicated below to the Registration Statement on Form S-3 to be filed with the Securities and Exchange Commission with respect to such Securities, to any and all amendments or supplements to such Registration Statement, whether such amendments or supplements are filed before or after the effective date of such Registration Statement, to any related Registration Statement filed pursuant to Rule 462 under the Act, and to any and all instruments or documents filed as part of or in connection with such registration statement or any and all amendments thereto, whether such amendments are filed before or after the effective date of such Registration Statement; and each of the undersigned hereby ratifies and confirms all that such attorney and agent shall do or cause to be done by virtue hereof.
      Pursuant to the requirements of the Securities Act, this registration statement has been signed on May 11, 2005 by or on behalf of the following persons in the capacities indicated with the registrant.

Signature	Title

/s/ Albert F. Moscato, Jr. Albert F. Moscato, Jr.	President and Director (principal executive officer)

/s/ James P. Dietz James P. Dietz	Senior Vice President and Director

/s/ Jerry L. Starkey Jerry L. Starkey	Director

/s/ Ernest J. Scheidemann Ernest J. Scheidemann	Vice President and Treasurer (principal financial officer/principal accounting officer)

SIGNATURES
      Pursuant to the requirements of the Securities Act, the registrant guarantor has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Bonita Springs, state of Florida, on May 11, 2005.

WCI CAPITAL CORPORATION

By:	/s/ James D. Cullen

Name: James D. Cullen

Title:	Vice President
POWER OF ATTORNEY
      Each of the undersigned, being an officer or director, or both, of WCI Capital Corporation (the “Company”), in his or her capacity as set forth below, hereby constitutes and appoints, James P. Dietz, Vivien N. Hastings and James D. Cullen and each of them, his true and lawful attorney and agent, to do any and all acts and all things and to execute any and all instruments which said attorney and agent may deem necessary or desirable to enable the Company to comply with the Securities Act of 1933, as amended (the “Act”), and any rules, regulations and requirements of the Securities and Exchange Commission thereunder, in connection with the registration under the Act of the securities registered under this Registration Statement (the “Securities”), including, without limitation, the power and authority to sign the name of each of the undersigned in the capacities indicated below to the Registration Statement on Form S-3 to be filed with the Securities and Exchange Commission with respect to such Securities, to any and all amendments or supplements to such Registration Statement, whether such amendments or supplements are filed before or after the effective date of such Registration Statement, to any related Registration Statement filed pursuant to Rule 462 under the Act, and to any and all instruments or documents filed as part of or in connection with such registration statement or any and all amendments thereto, whether such amendments are filed before or after the effective date of such Registration Statement; and each of the undersigned hereby ratifies and confirms all that such attorney and agent shall do or cause to be done by virtue hereof.
      Pursuant to the requirements of the Securities Act, this registration statement has been signed on May 11, 2005 by or on behalf of the following persons in the capacities indicated with the registrant.

Signature	Title

/s/ Jerry L. Starkey Jerry L. Starkey	Director (principal executive officer)

/s/ James P. Dietz James P. Dietz	President, Treasurer and Director (principal financial officer and principal accounting officer)

SIGNATURES
      Pursuant to the requirements of the Securities Act, the registrant guarantor has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Bonita Springs, state of Florida, on May 11, 2005.

WCI COMMUNITIES PROPERTY MANAGEMENT, INC.

By:	/s/ James D. Cullen

Name: James D. Cullen

Title:	Vice President and Assistant Secretary
POWER OF ATTORNEY
      Each of the undersigned, being an officer or director, or both, of WCI Communities Property Management, Inc. (the “Company”), in his or her capacity as set forth below, hereby constitutes and appoints, James P. Dietz, Vivien N. Hastings and James D. Cullen and each of them, his true and lawful attorney and agent, to do any and all acts and all things and to execute any and all instruments which said attorney and agent may deem necessary or desirable to enable the Company to comply with the Securities Act of 1933, as amended (the “Act”), and any rules, regulations and requirements of the Securities and Exchange Commission thereunder, in connection with the registration under the Act of the securities registered under this Registration Statement (the “Securities”), including, without limitation, the power and authority to sign the name of each of the undersigned in the capacities indicated below to the Registration Statement on Form S-3 to be filed with the Securities and Exchange Commission with respect to such Securities, to any and all amendments or supplements to such Registration Statement, whether such amendments or supplements are filed before or after the effective date of such Registration Statement, to any related Registration Statement filed pursuant to Rule 462 under the Act, and to any and all instruments or documents filed as part of or in connection with such registration statement or any and all amendments thereto, whether such amendments are filed before or after the effective date of such Registration Statement; and each of the undersigned hereby ratifies and confirms all that such attorney and agent shall do or cause to be done by virtue hereof.
      Pursuant to the requirements of the Securities Act, this registration statement has been signed on May 11, 2005 by or on behalf of the following persons in the capacities indicated with the registrant.

Signature	Title

/s/ Charles E. Brasington Charles E. Brasington	President (principal executive officer)

/s/ Michael R. Greenberg Michael R. Greenberg	Senior Vice President and Director

/s/ Sylvia Keith Sylvia Keith	Secretary and Director

/s/ Michael I. Hessel Michael I. Hessel	Vice President and Director

/s/ Ernest J. Scheidemann Ernest J. Scheidemann	Vice President and Treasurer (principal financial officer/principal accounting officer)

SIGNATURES
      Pursuant to the requirements of the Securities Act, the registrant guarantor has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Bonita Springs, state of Florida, on May 11, 2005.

WCI GOLF GROUP, INC.

By:	/s/ James D. Cullen

Name: James D. Cullen

Title:	Vice President and Assistant Secretary
POWER OF ATTORNEY
      Each of the undersigned, being an officer or director, or both, of WCI Golf Group, Inc. (the “Company”), in his or her capacity as set forth below, hereby constitutes and appoints, James P. Dietz, Vivien N. Hastings and James D. Cullen and each of them, his true and lawful attorney and agent, to do any and all acts and all things and to execute any and all instruments which said attorney and agent may deem necessary or desirable to enable the Company to comply with the Securities Act of 1933, as amended (the “Act”), and any rules, regulations and requirements of the Securities and Exchange Commission thereunder, in connection with the registration under the Act of the securities registered under this Registration Statement (the “Securities”), including, without limitation, the power and authority to sign the name of each of the undersigned in the capacities indicated below to the Registration Statement on Form S-3 to be filed with the Securities and Exchange Commission with respect to such Securities, to any and all amendments or supplements to such Registration Statement, whether such amendments or supplements are filed before or after the effective date of such Registration Statement, to any related Registration Statement filed pursuant to Rule 462 under the Act, and to any and all instruments or documents filed as part of or in connection with such registration statement or any and all amendments thereto, whether such amendments are filed before or after the effective date of such Registration Statement; and each of the undersigned hereby ratifies and confirms all that such attorney and agent shall do or cause to be done by virtue hereof.
      Pursuant to the requirements of the Securities Act, this registration statement has been signed on May 11, 2005 by or on behalf of the following persons in the capacities indicated with the registrant.

Signature	Title

/s/ David L. Fry David L. Fry	President and Director (principal executive officer)

/s/ John J. Ferry, III John J. Ferry, III	Vice President and Director (principal financial officer/principal accounting officer)

SIGNATURES
      Pursuant to the requirements of the Securities Act, the registrant guarantor has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Bonita Springs, state of Florida, on May 11, 2005.

WCI HOMEBUILDING NORTHEAST, U.S., INC.

By:	/s/ James D. Cullen

Name: James D. Cullen

Title:	Vice President and Assistant Secretary
POWER OF ATTORNEY
      Each of the undersigned, being an officer or director, or both, of WCI Homebuilding Northeast, U.S., Inc. (the “Company”), in his or her capacity as set forth below, hereby constitutes and appoints, James P. Dietz, Vivien N. Hastings and James D. Cullen and each of them, his true and lawful attorney and agent, to do any and all acts and all things and to execute any and all instruments which said attorney and agent may deem necessary or desirable to enable the Company to comply with the Securities Act of 1933, as amended (the “Act”), and any rules, regulations and requirements of the Securities and Exchange Commission thereunder, in connection with the registration under the Act of the securities registered under this Registration Statement (the “Securities”), including, without limitation, the power and authority to sign the name of each of the undersigned in the capacities indicated below to the Registration Statement on Form S-3 to be filed with the Securities and Exchange Commission with respect to such Securities, to any and all amendments or supplements to such Registration Statement, whether such amendments or supplements are filed before or after the effective date of such Registration Statement, to any related Registration Statement filed pursuant to Rule 462 under the Act, and to any and all instruments or documents filed as part of or in connection with such registration statement or any and all amendments thereto, whether such amendments are filed before or after the effective date of such Registration Statement; and each of the undersigned hereby ratifies and confirms all that such attorney and agent shall do or cause to be done by virtue hereof.
      Pursuant to the requirements of the Securities Act, this registration statement has been signed on May 11, 2005 by or on behalf of the following persons in the capacities indicated with the registrant.

Signature	Title

/s/ Michael R. Greenberg Michael R. Greenberg	President and Director (principal executive officer)

/s/ Ernest J. Scheidemann Ernest J. Scheidemann	Vice President and Treasurer (principal financial officer/principal accounting officer)

/s/ James P. Dietz James P. Dietz	Director

/s/ Jerry L. Starkey Jerry L. Starkey	Director

SIGNATURES
      Pursuant to the requirements of the Securities Act, the registrant guarantor has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Bonita Springs, state of Florida, on May 11, 2005.

WCI HOMEBUILDING, INC.

By:	/s/ James D. Cullen

Name: James D. Cullen

Title:	Vice President and Assistant Secretary
POWER OF ATTORNEY
      Each of the undersigned, being an officer or director, or both, of WCI Homebuilding, Inc. (the “Company”), in his or her capacity as set forth below, hereby constitutes and appoints, James P. Dietz, Vivien N. Hastings and James D. Cullen and each of them, his true and lawful attorney and agent, to do any and all acts and all things and to execute any and all instruments which said attorney and agent may deem necessary or desirable to enable the Company to comply with the Securities Act of 1933, as amended (the “Act”), and any rules, regulations and requirements of the Securities and Exchange Commission thereunder, in connection with the registration under the Act of the securities registered under this Registration Statement (the “Securities”), including, without limitation, the power and authority to sign the name of each of the undersigned in the capacities indicated below to the Registration Statement on Form S-3 to be filed with the Securities and Exchange Commission with respect to such Securities, to any and all amendments or supplements to such Registration Statement, whether such amendments or supplements are filed before or after the effective date of such Registration Statement, to any related Registration Statement filed pursuant to Rule 462 under the Act, and to any and all instruments or documents filed as part of or in connection with such registration statement or any and all amendments thereto, whether such amendments are filed before or after the effective date of such Registration Statement; and each of the undersigned hereby ratifies and confirms all that such attorney and agent shall do or cause to be done by virtue hereof.
      Pursuant to the requirements of the Securities Act, this registration statement has been signed on May 11, 2005 by or on behalf of the following persons in the capacities indicated with the registrant.

Signature	Title

/s/ Michael R. Greenberg Michael R. Greenberg	President and Director (principal executive officer)

/s/ Ernest J. Scheidemann Ernest J. Scheidemann	Vice President and Treasurer (principal financial officer/principal accounting officer)

/s/ James P. Dietz James P. Dietz	Vice President and Director

/s/ Jerry L. Starkey Jerry L. Starkey	Director

SIGNATURES
      Pursuant to the requirements of the Securities Act, the registrant guarantor has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Bonita Springs, state of Florida, on May 11, 2005.

WCI HOMES, INC.

By:	/s/ James D. Cullen

Name: James D. Cullen

Title:	Vice President and Assistant Secretary
POWER OF ATTORNEY
      Each of the undersigned, being an officer or director, or both, of WCI Homes, Inc. (the “Company”), in his or her capacity as set forth below, hereby constitutes and appoints, James P. Dietz, Vivien N. Hastings and James D. Cullen and each of them, his true and lawful attorney and agent, to do any and all acts and all things and to execute any and all instruments which said attorney and agent may deem necessary or desirable to enable the Company to comply with the Securities Act of 1933, as amended (the “Act”), and any rules, regulations and requirements of the Securities and Exchange Commission thereunder, in connection with the registration under the Act of the securities registered under this Registration Statement (the “Securities”), including, without limitation, the power and authority to sign the name of each of the undersigned in the capacities indicated below to the Registration Statement on Form S-3 to be filed with the Securities and Exchange Commission with respect to such Securities, to any and all amendments or supplements to such Registration Statement, whether such amendments or supplements are filed before or after the effective date of such Registration Statement, to any related Registration Statement filed pursuant to Rule 462 under the Act, and to any and all instruments or documents filed as part of or in connection with such registration statement or any and all amendments thereto, whether such amendments are filed before or after the effective date of such Registration Statement; and each of the undersigned hereby ratifies and confirms all that such attorney and agent shall do or cause to be done by virtue hereof.
      Pursuant to the requirements of the Securities Act, this registration statement has been signed on May 11, 2005 by or on behalf of the following persons in the capacities indicated with the registrant.

Signature	Title

/s/ Timothy Oak Timothy Oak	President and Director (principal executive officer)

/s/ Charles E. Brasington Charles E. Brasington	Treasurer (principal financial officer/principal accounting officer)

/s/ Michael R. Greenberg Michael R. Greenberg	Director

/s/ David L. Fry David L. Fry	Vice President and Director

SIGNATURES
      Pursuant to the requirements of the Securities Act, the registrant guarantor has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Bonita Springs, state of Florida, on May 11, 2005.

WCI MARKETING, INC.

By:	/s/ James D. Cullen

Name: James D. Cullen

Title:	Vice President and Assistant Secretary
POWER OF ATTORNEY
      Each of the undersigned, being an officer or director, or both, of WCI Marketing, Inc. (the “Company”), in his or her capacity as set forth below, hereby constitutes and appoints, James P. Dietz, Vivien N. Hastings and James D. Cullen and each of them, his true and lawful attorney and agent, to do any and all acts and all things and to execute any and all instruments which said attorney and agent may deem necessary or desirable to enable the Company to comply with the Securities Act of 1933, as amended (the “Act”), and any rules, regulations and requirements of the Securities and Exchange Commission thereunder, in connection with the registration under the Act of the securities registered under this Registration Statement (the “Securities”), including, without limitation, the power and authority to sign the name of each of the undersigned in the capacities indicated below to the Registration Statement on Form S-3 to be filed with the Securities and Exchange Commission with respect to such Securities, to any and all amendments or supplements to such Registration Statement, whether such amendments or supplements are filed before or after the effective date of such Registration Statement, to any related Registration Statement filed pursuant to Rule 462 under the Act, and to any and all instruments or documents filed as part of or in connection with such registration statement or any and all amendments thereto, whether such amendments are filed before or after the effective date of such Registration Statement; and each of the undersigned hereby ratifies and confirms all that such attorney and agent shall do or cause to be done by virtue hereof.
      Pursuant to the requirements of the Securities Act, this registration statement has been signed on May 11, 2005 by or on behalf of the following persons in the capacities indicated with the registrant.

Signature	Title

/s/ R. Michael Curtin R. Michael Curtin	President and Director (principal executive officer)

/s/ Ernest J. Scheidemann Ernest J. Scheidemann	Vice President and Treasurer (principal financial officer/principal accounting officer)

/s/ James P. Dietz James P. Dietz	Vice President and Director

/s/ Jerry L. Starkey Jerry L. Starkey	Director

SIGNATURES
      Pursuant to the requirements of the Securities Act, the registrant guarantor has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Bonita Springs, state of Florida, on May 11, 2005.

WCI MID-ATLANTIC U.S. REGION, INC.

By:	/s/ James D. Cullen

Name: James D. Cullen

Title:	Vice President and Assistant Secretary
POWER OF ATTORNEY
      Each of the undersigned, being an officer or director, or both, of WCI Mid-Atlantic U.S. Region, Inc. (the “Company”), in his or her capacity as set forth below, hereby constitutes and appoints, James P. Dietz, Vivien N. Hastings and James D. Cullen and each of them, his true and lawful attorney and agent, to do any and all acts and all things and to execute any and all instruments which said attorney and agent may deem necessary or desirable to enable the Company to comply with the Securities Act of 1933, as amended (the “Act”), and any rules, regulations and requirements of the Securities and Exchange Commission thereunder, in connection with the registration under the Act of the securities registered under this Registration Statement (the “Securities”), including, without limitation, the power and authority to sign the name of each of the undersigned in the capacities indicated below to the Registration Statement on Form S-3 to be filed with the Securities and Exchange Commission with respect to such Securities, to any and all amendments or supplements to such Registration Statement, whether such amendments or supplements are filed before or after the effective date of such Registration Statement, to any related Registration Statement filed pursuant to Rule 462 under the Act, and to any and all instruments or documents filed as part of or in connection with such registration statement or any and all amendments thereto, whether such amendments are filed before or after the effective date of such Registration Statement; and each of the undersigned hereby ratifies and confirms all that such attorney and agent shall do or cause to be done by virtue hereof.
      Pursuant to the requirements of the Securities Act, this registration statement has been signed on May 11, 2005 by or on behalf of the following persons in the capacities indicated with the registrant.

Signature	Title

/s/ Albert H. Small, Jr. Albert H. Small, Jr.	President and Director (principal executive officer)

/s/ Ernest J. Scheidemann Ernest J. Scheidemann	Vice President and Treasurer (principal financial officer/principal accounting officer)

/s/ Jerry L. Starkey Jerry L. Starkey	Director

/s/ James P. Dietz James P. Dietz	Director

SIGNATURES
      Pursuant to the requirements of the Securities Act, the registrant guarantor has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Bonita Springs, state of Florida, on May 11, 2005.

WCI NORTHEAST U.S. REGION, LLC

By:	/s/ James D. Cullen

Name: James D. Cullen

Title:	Vice President and Assistant Secretary
POWER OF ATTORNEY
      Each of the undersigned, being an officer or director, or both, of WCI Northeast U.S. Region, LLC, (the “Company”), in his or her capacity as set forth below, hereby constitutes and appoints, James P. Dietz, Vivien N. Hastings and James D. Cullen and each of them, his true and lawful attorney and agent, to do any and all acts and all things and to execute any and all instruments which said attorney and agent may deem necessary or desirable to enable the Company to comply with the Securities Act of 1933, as amended (the “Act”), and any rules, regulations and requirements of the Securities and Exchange Commission thereunder, in connection with the registration under the Act of the securities registered under this Registration Statement (the “Securities”), including, without limitation, the power and authority to sign the name of each of the undersigned in the capacities indicated below to the Registration Statement on Form S-3 to be filed with the Securities and Exchange Commission with respect to such Securities, to any and all amendments or supplements to such Registration Statement, whether such amendments or supplements are filed before or after the effective date of such Registration Statement, to any related Registration Statement filed pursuant to Rule 462 under the Act, and to any and all instruments or documents filed as part of or in connection with such registration statement or any and all amendments thereto, whether such amendments are filed before or after the effective date of such Registration Statement; and each of the undersigned hereby ratifies and confirms all that such attorney and agent shall do or cause to be done by virtue hereof.
      Pursuant to the requirements of the Securities Act, this registration statement has been signed on May 11, 2005 by or on behalf of the following persons in the capacities indicated with the registrant.

Signature	Title

/s/ Mitchell C. Hochberg Mitchell C. Hochberg	President and Chief Executive Officer (principal executive officer)

/s/ James P. Dietz James P. Dietz	Senior Vice President, Chief Financial Officer and Manager (principal financial officer)

/s/ Ernest J. Scheidemann Ernest J. Scheidemann	Vice President, Treasurer and Chief Accounting Officer (principal accounting officer)

/s/ Vivien N. Hastings Vivien N. Hastings	Senior Vice President, Secretary and Manager

/s/ Jerry L. Starkey Jerry L. Starkey	Manager

SIGNATURES
      Pursuant to the requirements of the Securities Act, the registrant guarantor has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Bonita Springs, state of Florida, on May 11, 2005.

WCI REALTY, INC.

By:	/s/ James D. Cullen

Name: James D. Cullen

Title:	Vice President and Assistant Secretary
POWER OF ATTORNEY
      Each of the undersigned, being an officer or director, or both, of WCI Realty, Inc. (the “Company”), in his or her capacity as set forth below, hereby constitutes and appoints, James P. Dietz, Vivien N. Hastings and James D. Cullen and each of them, his true and lawful attorney and agent, to do any and all acts and all things and to execute any and all instruments which said attorney and agent may deem necessary or desirable to enable the Company to comply with the Securities Act of 1933, as amended (the “Act”), and any rules, regulations and requirements of the Securities and Exchange Commission thereunder, in connection with the registration under the Act of the securities registered under this Registration Statement (the “Securities”), including, without limitation, the power and authority to sign the name of each of the undersigned in the capacities indicated below to the Registration Statement on Form S-3 to be filed with the Securities and Exchange Commission with respect to such Securities, to any and all amendments or supplements to such Registration Statement, whether such amendments or supplements are filed before or after the effective date of such Registration Statement, to any related Registration Statement filed pursuant to Rule 462 under the Act, and to any and all instruments or documents filed as part of or in connection with such registration statement or any and all amendments thereto, whether such amendments are filed before or after the effective date of such Registration Statement; and each of the undersigned hereby ratifies and confirms all that such attorney and agent shall do or cause to be done by virtue hereof.
      Pursuant to the requirements of the Securities Act, this registration statement has been signed on May 11, 2005 by or on behalf of the following persons in the capacities indicated with the registrant.

Signature	Title

/s/ R. Michael Curtin R. Michael Curtin	President and Director (principal executive officer)

/s/ Michael R. Greenberg Michael R. Greenberg	Senior Vice President and Director

/s/ Ernest J. Scheidemann Ernest J. Scheidemann	Vice President and Treasurer (principal financial officer/principal accounting officer)

SIGNATURES
      Pursuant to the requirements of the Securities Act, the registrant guarantor has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Bonita Springs, state of Florida, on May 11, 2005.

WCI TOWERS, INC.

By:	/s/ James D. Cullen

Name: James D. Cullen

Title:	Vice President and Assistant Secretary
POWER OF ATTORNEY
      Each of the undersigned, being an officer or director, or both, of WCI Towers, Inc. (the “Company”), in his or her capacity as set forth below, hereby constitutes and appoints, James P. Dietz, Vivien N. Hastings and James D. Cullen and each of them, his true and lawful attorney and agent, to do any and all acts and all things and to execute any and all instruments which said attorney and agent may deem necessary or desirable to enable the Company to comply with the Securities Act of 1933, as amended (the “Act”), and any rules, regulations and requirements of the Securities and Exchange Commission thereunder, in connection with the registration under the Act of the securities registered under this Registration Statement (the “Securities”), including, without limitation, the power and authority to sign the name of each of the undersigned in the capacities indicated below to the Registration Statement on Form S-3 to be filed with the Securities and Exchange Commission with respect to such Securities, to any and all amendments or supplements to such Registration Statement, whether such amendments or supplements are filed before or after the effective date of such Registration Statement, to any related Registration Statement filed pursuant to Rule 462 under the Act, and to any and all instruments or documents filed as part of or in connection with such registration statement or any and all amendments thereto, whether such amendments are filed before or after the effective date of such Registration Statement; and each of the undersigned hereby ratifies and confirms all that such attorney and agent shall do or cause to be done by virtue hereof.
      Pursuant to the requirements of the Securities Act, this registration statement has been signed on May 11, 2005 by or on behalf of the following persons in the capacities indicated with the registrant.

Signature	Title

/s/ Christopher J. Hanlon Christopher J. Hanlon	President and Director (principal executive officer)

/s/ James P. Dietz James P. Dietz	Vice President and Director

/s/ Jerry L. Starkey Jerry L. Starkey	Director

/s/ Ernest J. Scheidemann Ernest J. Scheidemann	Vice President and Treasurer (principal financial officer/principal accounting officer)

SIGNATURES
      Pursuant to the requirements of the Securities Act, the registrant guarantor has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Bonita Springs, state of Florida, on May 11, 2005.

WCI TOWERS MID-ATLANTIC USA, INC.

By:	/s/ James D. Cullen

Name: James D. Cullen

Title:	Vice President and Assistant Secretary
POWER OF ATTORNEY
      Each of the undersigned, being an officer or director, or both, of WCI Towers Mid-Atlantic USA, Inc. (the “Company”), in his or her capacity as set forth below, hereby constitutes and appoints, James P. Dietz, Vivien N. Hastings and James D. Cullen and each of them, his true and lawful attorney and agent, to do any and all acts and all things and to execute any and all instruments which said attorney and agent may deem necessary or desirable to enable the Company to comply with the Securities Act of 1933, as amended (the “Act”), and any rules, regulations and requirements of the Securities and Exchange Commission thereunder, in connection with the registration under the Act of the securities registered under this Registration Statement (the “Securities”), including, without limitation, the power and authority to sign the name of each of the undersigned in the capacities indicated below to the Registration Statement on Form S-3 to be filed with the Securities and Exchange Commission with respect to such Securities, to any and all amendments or supplements to such Registration Statement, whether such amendments or supplements are filed before or after the effective date of such Registration Statement, to any related Registration Statement filed pursuant to Rule 462 under the Act, and to any and all instruments or documents filed as part of or in connection with such registration statement or any and all amendments thereto, whether such amendments are filed before or after the effective date of such Registration Statement; and each of the undersigned hereby ratifies and confirms all that such attorney and agent shall do or cause to be done by virtue hereof.
      Pursuant to the requirements of the Securities Act, this registration statement has been signed on May 11, 2005 by or on behalf of the following persons in the capacities indicated with the registrant.

Signature	Title

/s/ Anthony F. Albanese Anthony F. Albanese	President (principal executive officer)

/s/ James P. Dietz James P. Dietz	Director

/s/ Jerry L. Starkey Jerry L. Starkey	Director

/s/ Christopher J. Hanlon Christopher J. Hanlon	Director

/s/ Ernest J. Scheidemann Ernest J. Scheidemann	Vice President and Treasurer (principal financial officer/principal accounting officer)

SIGNATURES
      Pursuant to the requirements of the Securities Act, the registrant guarantor has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Bonita Springs, state of Florida, on May 11, 2005.

WCI TOWERS NORTHEAST USA, INC.

By:	/s/ James D. Cullen

Name: James D. Cullen

Title:	Vice President and Assistant Secretary
POWER OF ATTORNEY
      Each of the undersigned, being an officer or director, or both, of WCI Towers Northeast USA, Inc. (the “Company”), in his or her capacity as set forth below, hereby constitutes and appoints, James P. Dietz, Vivien N. Hastings and James D. Cullen and each of them, his true and lawful attorney and agent, to do any and all acts and all things and to execute any and all instruments which said attorney and agent may deem necessary or desirable to enable the Company to comply with the Securities Act of 1933, as amended (the “Act”), and any rules, regulations and requirements of the Securities and Exchange Commission thereunder, in connection with the registration under the Act of the securities registered under this Registration Statement (the “Securities”), including, without limitation, the power and authority to sign the name of each of the undersigned in the capacities indicated below to the Registration Statement on Form S-3 to be filed with the Securities and Exchange Commission with respect to such Securities, to any and all amendments or supplements to such Registration Statement, whether such amendments or supplements are filed before or after the effective date of such Registration Statement, to any related Registration Statement filed pursuant to Rule 462 under the Act, and to any and all instruments or documents filed as part of or in connection with such registration statement or any and all amendments thereto, whether such amendments are filed before or after the effective date of such Registration Statement; and each of the undersigned hereby ratifies and confirms all that such attorney and agent shall do or cause to be done by virtue hereof.
      Pursuant to the requirements of the Securities Act, this registration statement has been signed on May 11, 2005 by or on behalf of the following persons in the capacities indicated with the registrant.

Signature	Title

/s/ Craig J. Klingensmith Craig J. Klingensmith	President (principal executive officer)

/s/ James P. Dietz James P. Dietz	Director

/s/ Jerry L. Starkey Jerry L. Starkey	Director

/s/ Christopher J. Hanlon Christopher J. Hanlon	Director

/s/ Ernest J. Scheidemann Ernest J. Scheidemann	Vice President and Treasurer (principal financial officer/principal accounting officer)

INDEX TO EXHIBITS

Exhibit
Number	Description

1	Form of Underwriting Agreement*

4.1	Form of Senior Note Indenture***

4.2	Form of Senior Subordinated Note Indenture***

4.3	Form of Subordinated Note Indenture***

4.4	Form of Specimen Certificate for Registrant’s Common Stock(1)

4.5	Form of Specimen Certificate for Registrant’s Preferred Stock and Form of Certificate of Designations for Preferred Stock*

4.6	Form of Senior Note*

4.7	Form of Senior Subordinated Note*

4.8	Form of Subordinated Note*

5	Opinion of Simpson Thacher & Bartlett LLP as to the legality of the securities being registered***

12.1	Statement re Computation of Ratios***

23.1	Consent of Simpson Thacher & Bartlett LLP (contained in Exhibit 5)***

23.2	Consent of PricewaterhouseCoopers LLP***

24.1	Power of Attorney (contained on signature page)***

25.1	Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939 of the trustee**

*	To be filed by a current report on Form 8-K and incorporated herein by reference

**	To be Filed by Amendment

***	Filed herewith

(1)	Incorporated by reference to exhibit 4.4 filed with WCI Communities, Inc’s Registration Statement on Form S-1 (Registration No. 333-69048)